Exhibit 10.10

Confidential materials omitted and filed

separately with the Securities and Exchange Commission.

Asterisks denote omissions.

AGREEMENT

between

SAGEM SA

and

HEIMANN BIOMETRIC SYSTEMS GmbH

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TABLE OF CONTENTS

1	Definitions of terms	4
2	Statement of purpose	5
3	Nature of the Relationship between the PARTIES	6
4	Organizational Structure	7
5	Technical Roles and Responsibilities	7
6	Marketing Roles and Responsibilities	8
7	Orders and Delivery	10
8	Prices	11
9	Ownership and license of software	11
10	Spare parts	12
11	Report of product defects, complaints	12
12	Enhancement of the Products	13
13	Escrow	13
14	Intellectual Property Indemnity	14
15	Limitation of liability	15
16	Effective date and term of AGREEMENT	15
17	Termination	16
18	Applicable Law	17
19	Disputes	17
20	Miscellaneous Provisions	17

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This Agreement is made this              day of                                  1998, by and between,

SAGEM SA, a French corporation having its registered office at 6 avenue d’Iéna, 75116 PARIS, France, represented by Mr Jean Paul JAINSKY, Managing director, Security of the Defense and Security division,

(hereinafter referred to as “SAGEM”),

and

HEIMANN BIOMETRIC SYSTEMS, a German corporation having its registered office at Loebstedter Strasse 107-109, 07749 Jena, Germany, represented by Dr. Bernd Reinhold, President of the Heimann Biometric Systems GmbH,

(hereinafter referred to as “HBS”),

(hereinafter singly referred to as “PARTY”)

(hereinafter collectively referred to as “the PARTIES”)

RECITALS

WHEREAS, SAGEM is a leading designer, manufacturer and supplier of Automated Fingerprint Identification Systems (“AFIS”), with customers worldwide for whom SAGEM and its subsidiary, SAGEM MORPHO, Inc. have installed and maintained AFIS products;

WHEREAS, HBS is one of the leading manufacturers of Livescan Fingerprint imaging equipment and supplied Livescanner technology for the world’s first country-wide Live Scanner Network Installation in Japan;

WHEREAS, the Parties recognize that their technology and experience are complementary; and

WHEREAS, the Parties share a mutual interest and commitment to attaining a leadership position in all relevant markets for livescan fingerprinting products.

NOW, THEREFORE, the Parties agree as follows:

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1	Definitions of terms

For the purposes of this Agreement, the following words or phrases, or a pronoun used in its place, shall have the meanings set forth below.

1.1 AGREEMENT

This Agreement includes all its exhibits.

1.2 FIRST LEVEL MAINTENANCE

means the maintenance support offered to an end-user by a help desk facility.

1.3 GSP

means Gateway Service Provider, a SAGEM process which acts as a communication interface between input and processing devices.

1.4 ILS2 or INTEGRATED LIVE SCANNER SYSTEM

means the LBS developed by SAGEM that incorporates: (a) the HBS-proprietary LSS and drivers; (b) the SAGEM-proprietary APPLICATION SOFTWARE, SAGEM-proprietary image processing functions such as: the SAGEM Coder, the SAGEM Sequence check module and the SAGEM Matcher; (c) a high resolution printing solution.

1.5 IQS

means Image Quality Standard and it is the standard proposed by the FBI, US Federal Bureau of Investigation that defines the requirement for fingerprint images to be used within an Automated Fingerprint Identification Systems.

1.6 LBS

means Live Booking Station and represents the generic product that allows to capture fingerprint and/or palmprint images, alphanumerical data and other additional information on a subject for the purpose of case management such as in police application. LBS incorporates: (a) an optical block and drivers to capture fingerprint and/or palmprint images; (b) an application software used to manage the process of fingerprint image capture and to provide a man-machine interface, image processing functions such as coding, and matching of fingerprints; (c) a high resolution printing solution; (d) communication functions.

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SAGEM is developing a LBS product known by the commercial name of Integrated Live Scan System, or ILS2.

1.7 LSS

means the Live Scanner System designed by HBS that incorporates the optical block and the HBS-proprietary software modules that perform object-oriented classes for hardware interface, communication and service libraries developed by HBS that enables the direct digital capture of fingerprint and palmprint images specific to each enrollee.

1.8 NGA

means the SAGEM-proprietary New Generation AFIS.

1.9 SAGEM APPLICATION SOFTWARE

means the software developed by SAGEM that provides the man-machine interface, workflow manager, database, screens, printer management modules, communications and network interfaces, and other software modules used to control the operation of the SAGEM’s LBS and its interfaces to external systems. The SAGEM APPLICATION SOFTWARE may include a SAGEM-proprietary GSP module.

1.10 SECOND LEVEL MAINTENANCE

means an on-site repair or replacement of a failed component by the selling company or its subcontractor.

1.11 THIRD-LEVEL MAINTENANCE

means factory or depot repair of a failed component.

2	Statement of purpose

2.1	PARTIES’ Goals

HBS as hardware manufacturer wants to sell live scanner equipment to integrators to develop its market share. To achieve that goal, HBS should develop state-of-the-art LSS and facilitate their integration into systems by their customers.

SAGEM as integrator wants to sell systems and peripheral equipment to end-user customers and system integrators to develop its market share. To achieve that goal, SAGEM should develop state-of-the-art live booking station to provide existing customers of Morpho AFIS and all other end-users and system integrators.

The PARTIES recognize that their objectives as their technologies and experiences are

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complementary and that they will benefit from a collaboration to achieve their target and even reach higher goals than by acting alone.

2.2	PARTIES’ interests in the collaboration

HBS wants to sell to SAGEM live scan equipment to be incorporated into a LBS. To maintain and improve its OEM offer to its customers (i.e. integrators) HBS wants to reach state-of-the-art technology and provide its customers with easy-to-integrate equipment.

SAGEM wants to purchase from HBS equipment to be incorporated into a LBS as easily as possible. In addition, to bring to and to maintain for its customers the state-of-the-art technology to capture fingerprint and palmprint and associated information SAGEM wants to improve its understanding of the technology and its evolution to anticipate customer needs.

By collaborating, the PARTIES will jointly benefit from sharing their experience, optimize the definition of both sides’ products and minimize the time to integration. From this long-term relationship both PARTIES will secure their investment on the technology, share information on the market and improve their understanding of the market evolution.

HBS will optimize its product interface with integrators; integrate SAGEM software modules to bring intelligence to its hardware; and benefit from a privilege access to Morpho-AFIS customers.

SAGEM will optimize optical block and other hardware integration; improve its understanding of the technology and provide its customers with solution of better cost performance ratio.

2.3	Collaboration contents

HBS shall develop a new LSS commonly defined with SAGEM to reach the market’s requirement. HBS shall also develop a IQS compliant printing service.

SAGEM shall develop SAGEM APPLICATION SOFTWARE to integrate the new HBS LSS to design a new product, ILS2, which should meet the highest standard of the live booking station market. SAGEM shall market the ILS2 toward end-users or system integrators and especially Morpho-AFIS customers.

HBS shall support SAGEM’s effort to integrate the newly developed LSS and printing solution.

HBS shall sell to SAGEM and its subsidiary SAGEM MORPHO Inc., under the terms and conditions contained in this AGREEMENT, the newly developed LSS and printing solution.

SAGEM shall buy from HBS the newly developed LSS, to promote and sell the new Live Booking Station, ILS2. SAGEM shall market, sell and support under its own responsibility this product.

SAGEM shall sell to HBS, under the terms and conditions contained in this

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AGREEMENT, the newly developed SAGEM APPLICATION SOFTWARE as well as software function modules and support HBS’s effort to sell LBS equipment that integrates SAGEM APPLICATION SOFTWARE.

To support HBS sales, SAGEM shall sell to HBS the customization of the SAGEM APPLICATION SOFTWARE so that HBS can provide customers with adapted solution.

The PARTIES shall have a common marketing activity to maximize the sale of the LBS and to avoid as far as possible inefficient competition between the PARTIES.

3	Nature of the Relationship between the PARTIES

The PARTIES agree that the AGREEMENT does not alter the PARTIES’ respective individual business organizations. The PARTIES agree that their rights and obligations under this AGREEMENT are strictly limited to those rights and responsibilities set forth in this AGREEMENT. To that end, the PARTIES may continue the development, manufacture, marketing and sale of their respective items and services.

SAGEM and HBS shall act as independent contractors in the performance of this AGREEMENT, and neither PARTY shall act as an agent for, or partner, of the other PARTY without prior written consent of the other PARTY. Nothing in this AGREEMENT shall be deemed to constructively create, to give effect to, or otherwise to recognize a joint venture, teaming agreement, partnership or formal business entity of any kind, and the rights and obligations of the PARTIES shall be limited to those expressly set forth herein. Nothing contained in this AGREEMENT shall be construed as providing for the sharing of profits or losses arising out of the efforts of either or both PARTIES.

4	Organizational Structure

In order to accomplish the goals identified in the section 2 of this AGREEMENT, the PARTIES shall apply their complementary expertise, experience and capabilities within the following organizational structure.

4.1	Steering Committee.

The PARTIES shall establish a Steering Committee, comprised of senior representatives from SAGEM and HBS. The Steering Committee will direct the JTG.

4.2	Joint Task Group.

The PARTIES shall establish a Joint Task Group (“JTG”). The JTG will be comprised of personnel from each of the PARTIES. Each PARTY will designate one representative to the JTG as that PARTY’s Senior Representative to the JTG.

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5	Technical Roles and Responsibilities

The PARTIES agree to allocate their respective technical roles and responsibilities as follows:

5.1	Joint Responsibilities.

The PARTIES agree that they shall be jointly responsible for the following:

•	New LBS requirements definition;

•	Printing service requirement definition;

•	determining the structure of software modules running on the LBS;

•	developing and executing a hardware and software certification procedure for the LBS;

5.2	SAGEM Responsibilities.

The PARTIES agree that SAGEM shall be responsible for:

•	developing LBS SAGEM APPLICATION SOFTWARE;

•	developing of all necessary communication and network interfaces;

•	maintaining a world-wide organization to support users of the LBS including both FIRST- and SECOND-LEVEL MAINTENANCE of the ILS[2].

•	developing a ILS[2] User Guide, Customization Guide, Systems Administrator Guide, Interface Developer’s Guide, and End-User Training Guide and course curricula;

•	marketing and selling of the ILS[2] world-wide.

5.3	HBS Responsibilities.

The PARTIES agree that HBS shall be responsible for:

•	developing LBS hardware, including the LSS and a ruggedized cabinet;

•	developing an upgraded LSS, to meet NIST standard requirements.

•	developing an upgraded LSS software compatible with the structure of the SAGEM APPLICATION SOFTWARE;

•	obtaining FBI Image Quality Standards (IQS) certification at least at the level of IQS Appendix G;

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•	obtaining the CE mark and UL certification for the complete LBS;

•	developing documentation for a Maintenance Guide for the LSS;

•	developing a high resolution printing solution to achieve IQS true gray scale printing;

•	providing THIRD LEVEL MAINTENANCE on the LSS component and cabinet.

6	Marketing Roles and Responsibilities

6.1	SAGEM’s marketing and sales activities

The ILS2 is a SAGEM’s product. Except as set forth elsewhere in this AGREEMENT, SAGEM shall have an unrestricted and exclusive right to market and to sell the ILS2, either directly or through its authorized reseller(s).

However both PARTIES consider it is their best interest to collaborate on the marketing activity. The common goal of the PARTIES shall be to attain the greatest possible number of LBS sales and to avoid useless competition between the PARTIES.

To this end, SAGEM will exert its best efforts to promote and sell the LBS in all relevant markets regardless of size or scope of the opportunity.

SAGEM may use Heimann Systems GmbH, HBS mother company, as a distribution channel. If this possibility is used, SAGEM and Heimann Systems GmbH will sign a separated distribution contract.

6.2	HBS marketing and sales activities

The PARTIES recognize that, as an equipment manufacturer, HBS has the unrestricted rights to continue to sell its existing and future LSS as a component of integrated systems developed by third parties.

However both PARTIES consider it is their best interest to collaborate on the marketing activity. The common goal of the PARTIES shall be to attain the greatest possible number of LBS sales and to avoid useless competition between the PARTIES.

HBS is fully entitle to promote, demonstrate and sell the LBS that incorporates SAGEM APPLICATION SOFTWARE when compatible with its current activity of equipment manufacturer with the restriction of territories as set below and when the sale is not going against SAGEM’s interest.

To this end, SAGEM will sell to HBS licenses of the SAGEM APPLICATION SOFTWARE and/or software modules such as sequence check, image compression, etc… with licenses allowing HBS to sublicense to end users and to integrators with the restriction as set here under.

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(a)	For end user customers, SAGEM agree to sell to HBS, a license of the SAGEM APPLICATION SOFTWARE including sublicensing to a third party.

(b)	For integrators, SAGEM agree to negotiate on a case-by-case basis the sale of licenses of the SAGEM APPLICATION SOFTWARE and/or software modules with authorization to sublicense. SAGEM is entitled to request from HBS to limit the sales contract with its customer to a peculiar end-user.

The general terms and conditions and selling price applicable to those sales are described in the Exhibit 6.

6.3	Exclusivity and common marketing activities

6.3.1 Markets and opportunities

6.3.1.1 In consideration of SAGEM and SAGEM MORPHO Inc.’s existing customers, HBS agrees not to compete against SAGEM as a prime contractor or a subcontractor in providing to SAGEM’s (or SAGEM MORPHO Inc.) customers a LBS. A list of SAGEM’s and SAGEM MORPHO Inc.’s existing AFIS customers is provided in the Exhibit 8. This list shall be updated by SAGEM and transmitted to HBS during quarterly marketing meetings.

6.3.1.2 In consideration of HBS’s existing agreement with Mitsui & Co. Ltd. and Mitsui’s subsidiaries in Asia and Australia, the PARTIES agree to negotiate with Mitsui & Co. Ltd. the possibility of a joint marketing strategy specific to the Asian and Australian markets.

6.3.1.3 If HBS want to be directly involved in promoting its technology toward a end-user and the sale is combined with the sale of an AFIS, HBS shall offer SAGEM a right of first refusal to be its partner as AFIS provider. SAGEM shall provide a written answer to HBS within 20 days.

6.3.1.4 However HBS shall not be precluded from selling at any time its equipment to any third party under OEM agreement.

6.3.2 Common marketing activities

The PARTIES shall meet on a quarterly basis to determine a joint strategy for promoting, pricing, and positioning the LBS within identified markets and market segments. As an outcome of these meetings, the PARTIES shall jointly:

(a)	Establish and respect LBS pricing policy.

(b)	Develop a sales forecast.

(c)	Develop a manufacturing production forecast.

(d)	Develop a global Marketing Plan.

(e)	Coordinate their individual development of relevant marketing literature such as brochures, specification sheets, video presentations, and other printed and

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electronic information resources describing the LBS, as necessary to fulfill the purposes of this AGREEMENT.

7	Orders and Delivery

7.1	From SAGEM to HBS

Products purchase orders shall be sent to SAGEM SA, Identification Systems Department, 61 rue Salvador Allende 92151 NANTERRE Cedex France. Products listed on the Exhibit 4 shall have a standard lead-time of four (4) weeks. For products subject to acceptance by SAGEM regarding HBS customer, SAGEM will issue an acceptation document within ten (10) calendar days from receipt of each purchase order.

For products that require customization of the software, a first meeting to define the end user requirement should be held within fifteen (15) calendar days from the date when SAGEM receives a specification document from HBS describing the work to be done. After this first meeting SAGEM shall issue within a reasonable time a commercial proposal for the customization to be done.

Delivery and price is defined as Ex works SAGEM SA premises in France, according to the Incoterms 1990 and shall exclude transport costs and the V.A.T. payable under the applicable law.

7.2	From HBS to SAGEM

Products purchase orders shall be sent to Heimann Biometric Systems GmbH, Löbstedter Str. 107-109, D-07749 Jena/Germany. Products listed on Exhibit 2 have a standard lead-time of four (4) weeks by an order to 10 pieces. By an order more than 10 pieces the delivery time will be negotiated between the PARTIES.

For products that require customized software or hardware, a first meeting to define the end user requirement should be held within fifteen (15) calendar days from the date when HBS receives a specification document from SAGEM describing the work to be done. After this first meeting HBS shall issue within a reasonable time a commercial proposal for the customization to be done.

Delivery and prices shall be Ex Works HBS/Jena (Ex Works Rittal/Werk Rittershausen for cabinets) according to the Incoterms 1990 and shall exclude transport costs and the V.A.T. payable under the applicable law.

8	Prices

8.1	General rules

This paragraph can be applied for sales from SAGEM to HBS as well as from HBS to

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SAGEM.

Terms and Conditions of the purchase are described in the Exhibit 6 and terms and conditions to license software are described in the Exhibit 7.

Prices for SAGEM to purchase to HBS are in Deutsche Mark (DM) as set forth in the Exhibit 2.

Prices for HBS to purchase to SAGEM are in French Franc (FRF) as set forth in the Exhibit 4.

Both PARTIES agree to switch their price list and payment to Euro at the beginning of 1999 when Euro becomes applicable in both countries and at the official exchange rate.

Same prices and conditions are applicable to direct orders from SAGEM’s subsidiary, SAGEM Morpho Inc., Tacoma, Washington. The cumulative effect defined in the Exhibit 3 should apply by adding orders placed by SAGEM and SAGEM Morpho Inc.

Prices defined in the Exhibits’ price lists may be modified from time to time with ninety (90) days advanced written notice from the selling PARTY. Such increases, if any, shall not exceed 10% (ten percent) in any year. In the event of any price increase, the selling PARTY will honor all orders received and accepted prior to the effective date of change.

8.2	Most preferred customer clause

The PARTIES agree that all prices charged to the purchasing PARTY under this AGREEMENT shall be no less favorable than the lowest prices charged by the selling PARTY to other third parties for products in like quantities and with the same or substantially the same functionalities.

9	Ownership and license of software

9.1 HBS shall own all right, title and interest to the HBS software listed in Exhibit 2, subject to the license granted to SAGEM in article 9.3 below. SAGEM shall own all right, title and interest to the SAGEM software listed in Exhibit 4, subject to the license granted to HBS in Section 9.2 below.

9.2 HBS is hereby granted by SAGEM a non-exclusive license to the SAGEM APPLICATION SOFTWARE and software modules described in Exhibit 4 for use only on LBS under the terms of the standard license form which is attached in Exhibit 7 to :

(a)	to sublicense to end users and/or systems integrators, and

(b)	to use for assembling a LBS, and

(c)	for demonstration purposes.

HBS shall have no right to modify SAGEM’s software. HBS further agrees that HBS

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has no other rights to the software other than the license rights to be provided thereunder. When HBS sells or licenses any products, HBS must either sublicense SAGEM’s software to the customer under substantially the same conditions and limitations as set forth in the standard form license agreement attached in Exhibit 7 such customer to execute a license with SAGEM using such form.

9.3 SAGEM is hereby granted by HBS a non-exclusive license to the HBS software described in Exhibit 2 for use only on LBS under the terms of the standard license form which is attached in Exhibit 7 to:

(a)	to sublicense to end users and/or systems integrators, and

(b)	to use for assembling a LBS, and

(c)	for demonstration purposes.

SAGEM shall have no right to modify HBS’s software. SAGEM further agrees that SAGEM has no other rights to the software other than the license rights to be provided thereunder. When SAGEM sells or licenses any products, SAGEM must either sublicense HBS’s software to the customer under substantially the same conditions and limitations as set forth in the standard form license agreement attached in Exhibit 7 or require such customer to execute a license with HBS using such form.

9.4 Either PARTY undertakes to inform the other PARTY no later than at the end of each quarter of any sublicenses of the other PARTY software granted to third parties during the previous quarter.

10	Spare parts

10.1 HBS agrees to supply to SAGEM all replacement or replacement equivalent spare parts for the products supplied under this AGREEMENT for a period of at least five (5) years from the date the last product unit is delivered to SAGEM. The list of spare parts, including prices and applicable discounts is set forth in Exhibit 2.

10.2 HBS shall provide spare parts ordered by SAGEM and/or its subsidiary SAGEM MORPHO Inc., and such order is accepted by HBS, within thirty (30) days of such order.

10.3 HBS shall repair, return and have delivered to SAGEM and/or its subsidiary SAGEM MORPHO Inc. any parts sent by SAGEM and/or its subsidiary SAGEM MORPHO Inc. for repair within twenty (20) days of receipt of the said parts in HBS’s premises. Upon becoming aware of the replacement of a spare part into the LBS, HBS may also send in advance a replacement part prior to receiving the defective one from SAGEM instead of repairing. SAGEM shall pay the cost and be responsible for the transportation of the spare parts to HBS premises while HBS shall bear the costs and be responsible for the transportation of repaired parts to SAGEM or SAGEM’s customers site.

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11	Report of product defects, complaints

Upon discovering or being notified of any defects relating to the LBS or upon receiving any complaints from end users, the receiving PARTY shall promptly provide written notification to the other PARTY specifying the nature and severity of the defect or complaint and what measures, if any, the receiving PARTY has taken with respect to such defect or complaint.

12	Enhancement of the Products

12.1	Disclosure.

The PARTIES shall meet quarterly to discuss enhancements to LBS technology developed or under development by each PARTY. Each PARTY shall have appropriate personnel attend such meetings to accomplish their purpose. Upon request of either PARTY, such meetings shall be augmented by the provision of additional written or oral information related to such shared enhancements. All information not generally known to the public that is discussed at such meetings or provided with respect to such enhancements shall be deemed confidential information of the discloser. Neither PARTY shall have any license or other rights to any shared enhancement developed by or for the other PARTY or its affiliates unless and until the same is made available to such PARTY pursuant to the next paragraph.

12.2	Licensing.

A PARTY shall make each shared enhancement available to the other PARTY under a license on or before the date that the PARTY or any of its affiliates distributes such enhancement to any third party. Neither PARTY shall have any obligation to make any other enhancement available to the other PARTY under this AGREEMENT.

12.3	Accommodation of Patent Application Requirements.

If the PARTY which owns the intellectual property right in any enhancement notifies the other PARTY that it intends to file patent application(s) with respect to such shared enhancement and thereafter diligently pursues such patents, the other PARTY will refrain from using or distributing such shared enhancement (or any portion thereof) in a manner which would adversely affect the availability of such patents.

13	Escrow

13.1 Each PARTY shall provide for deposit in escrow all definition and fabrication files of the hardware listed in Exhibit 2 and the source code of any software listed in Exhibits 2 and 4 necessary to produce, service and maintain the hardware and the software to be used with the other PARTY’s supplied elements to form a LBS (“Escrow Deposit”). Each PARTY shall provide its Escrow Deposit within thirty days of the Date of signature of the Escrow agreement to the [THIRD-PARTY ESCROW COMPANY] which shall act as the escrow agent. Each PARTY agrees that its Escrow Deposit may be reviewed by a third party who is

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subject to a confidentiality agreement in order to determine that the Escrow Deposit contains all data necessary to either build the LBS if it is hardware or generate new binary copies of the software. Each Party shall update its Escrow Deposit as necessary to reflect any revision in the technical data or source code on deposit within thirty days of such revision. For each Escrow Deposit, the PARTY shall obtain a receipt.

The Escrow Agent shall release or disclose a PARTY’s Escrow Deposit to the other PARTY only in the following circumstances: (1) material non-performance by a PARTY of its obligations under this AGREEMENT provided that the PARTY fails to cure this nonperformance within sixty days of receipt of a cure notice from the PARTY (or if such breach cannot be reasonably cured within such sixty day period, the defaulting PARTY has not commenced efforts to cure such breach within such period); or (2) insolvency, dissolution or bankruptcy proceedings are instituted against the PARTY.

In the event that a PARTY rightfully obtains possession of the Escrow Deposit of the other PARTY in accordance with the release conditions listed hereabove, this PARTY may use the Escrow Deposit solely to perform services and deliver products in accordance with the AGREEMENT. Any other use of the Escrow Deposit is strictly prohibited. This PARTY shall exercise the same degree of care to avoid publication, dissemination and disclosure of the Escrow Deposit of the other PARTY to third parties as it does with its own information which it does not wish to have published, disseminated or disclosed to others.

13.2 Escrow triggers. It is expressly understood by the PARTIES hereto that a failure on the part of one PARTY to perform the obligations described in Sections 16.4 and 17.3 shall trigger release of all escrowed material belonging to that PARTY to the other PARTY.)

13.3 HBS and SAGEM shall sign a separate Escrow agreement on the basis of the provisions of Sections 13.1 and 13.2 hereunder within two (2) months after the EFFECTIVE DATE of the AGREEMENT.

14	Intellectual Property Indemnity

14.1	Indemnification by HBS:

14.1.1 Except as set forth above, HBS shall defend, indemnify and hold harmless SAGEM and SAGEM’s customers from any and all claims, demands, proceedings, actions, liabilities and costs resulting from any alleged infringement of patents, copyrights and other intellectual property rights owned by third parties by SAGEM’s purchase or resale of any HBS products or HBS software purchased or licensed by SAGEM from HBS under this AGREEMENT. SAGEM shall give HBS notice of any such claim made against SAGEM promptly after SAGEM learns of the same, tender to HBS control over the settlement or defense (at HBS’s defense) any such claim, demand, proceeding or action and assist HBS in doing so (at HBS’s expense) upon reasonable request by HBS.

14.1.2 If, as a result of such claim, demand, proceeding or action, SAGEM or SAGEM’s customers shall be enjoined from selling or using the HBS products or software, HBS shall at its option, either (i) procure for SAGEM the right to sell or use such products or software, (ii) modify such products or software keeping the same functional specifications, so that they become non-infringing, or (iii) provide to SAGEM non-infringing products or

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software meeting the same functional specifications. If none of the foregoing alternatives is available notwithstanding HBS’s best efforts to the contrary, HBS shall refund to SAGEM the amount paid by SAGEM for the infringing product or software.

14.1.3 The foregoing states the entire liability of HBS for infringement of intellectual property rights of third parties, and in particular, HBS has no obligation to indemnify SAGEM for infringement of patents resulting from alterations of the HBS products not approved by HBS or combinations of the HBS products with other products not authorized by HBS where such infringement would not exist absent such combination. THIS PROVISION IS STATED IN LIEU OF ANY OTHER EXPRESSED, IMPLIED, OR STATUTORY WARRANTY AGAINST INFRINGEMENT AND SHALL BE THE SOLE AND EXCLUSIVE REMEDY FOR INTELLECTUAL PROPERTY INFRINGEMENT OF ANY KIND OF HBS PRODUCTS OR SOFTWARE.

14.2	Indemnification by SAGEM :

14.2.1 Except as set forth above, SAGEM shall defend, indemnify and hold harmless HBS and HBS’s customers from any and all claims, demands, proceedings, actions, liabilities and costs resulting from any alleged infringement of patents, copyrights and other intellectual property rights owned by third parties by HBS’s purchase or resale of any SAGEM products or SAGEM software purchased or licensed by HBS from SAGEM under this AGREEMENT. HBS shall give SAGEM notice of any such claim made against HBS promptly after HBS learns of the same, tender to SAGEM control over the settlement or defense (at SAGEM’s defense) any such claim, demand, proceeding or action and assist SAGEM in doing so (at SAGEM’s expense) upon reasonable request by SAGEM.

14.2.2 If, as a result of such claim, demand, proceeding or action, HBS or HBS’s customers shall be enjoined from selling or using the SAGEM products or software, SAGEM shall at its option, either (i) procure for HBS the right to sell or use such products or software, (ii) modify such products or software keeping the same functional specifications, so that they become non-infringing, or (iii) provide to HBS non-infringing products or software meeting the same functional specifications. If none of the foregoing alternatives is available notwithstanding SAGEM’s best efforts to the contrary, SAGEM shall refund to HBS the amount paid by HBS for the infringing product or software.

14.2.3 The foregoing states the entire liability of SAGEM for infringement of intellectual property rights of third parties, and in particular, SAGEM has no obligation to indemnify HBS for infringement of patents resulting from alterations of the SAGEM products not approved by SAGEM or combinations of the SAGEM products with other products not authorized by SAGEM where such infringement would not exist absent such combination. THIS PROVISION IS STATED IN LIEU OF ANY OTHER EXPRESSED, IMPLIED, OR STATUTORY WARRANTY AGAINST INFRINGEMENT AND SHALL BE THE SOLE AND EXCLUSIVE REMEDY FOR INTELLECTUAL PROPERTY INFRINGEMENT OF ANY KIND OF SAGEM’s PRODUCTS OR SOFTWARE.

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15	Limitation of liability

UNDER NO CIRCUMSTANCES WILL EITHER PARTY HAVE ANY LIABILITY FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, LOSS OF USE OR LOSS OF BUSINESS. IN NO EVENT WILL THE LIABILITY OF SAGEM TO HBS OR THE LIABILITY OF HBS TO SAGEM UNDER THIS AGREEMENT EXCEED THE VALUE OF THE PRODUCTS ORDERED DURING THE TERM OF THE AGREEMENT, EXCEPT IN CASE OF DEATH OR PERSONAL INJURY WHERE NO LIMITATION OF LIABILITY SHALL APPLY.

16	Effective date and term of AGREEMENT

16.1	Effective date

The effective date of this AGREEMENT (“the EFFECTIVE DATE”) shall be the date when this AGREEMENT has been executed by both PARTIES.

16.2	Term

The term of this AGREEMENT shall commence as of the EFFECTIVE DATE and shall remain valid during 5 years unless extended in accordance with article 16.3 of this AGREEMENT.

16.3	Extension of the term

The AGREEMENT shall then automatically renew for successive one year periods unless a PARTY notifies the other PARTY of its intention not to renew the AGREEMENT with a six month written notice prior to the date of renewal.

16.4	Continued access to technology

Should either PARTY elect not to renew the AGREEMENT as provided in article 16.3 hereabove, then the canceling PARTY shall offer the other PARTY the right to continue buying the technology and components necessary to build the LBS for a period of at least 3 years from the date of termination of this AGREEMENT at the lowest price previously offered to any customer of the canceling PARTY.

17	Termination

17.1	By default

If there is a material breach of this AGREEMENT by a PARTY that is not cured within sixty (60) days after the non-defaulting PARTY gives the defaulting PARTY written notice of such material breach (or if such breach cannot be reasonably cured within such sixty

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(60) day period and, the defaulting PARTY has not commenced efforts to cure such breach within such period), then the non-defaulting PARTY may terminate this AGREEMENT immediately by written notice to the defaulting PARTY. Except as otherwise provided in this AGREEMENT, upon such termination the PARTIES’ performance obligations shall cease, but the PARTIES shall not be released from the duty to perform their obligations up to the date of termination.

17.2	Effect of termination or expiration

Upon termination or expiration of this AGREEMENT, each PARTY shall promptly return to the Disclosing PARTY all disclosed Confidential Information.

Upon termination or expiration of this AGREEMENT for any cause whatsoever, all sublicenses of HBS software granted by SAGEM and all sublicenses of SAGEM’s software granted by HBS to customers will remain in full force.

17.3	Continuing obligation

After termination of this AGREEMENT, each PARTY shall continue to provide all technical assistance, spare parts and components, necessary for the other PARTY to comply with all commitments existing at the time of termination.

Should this AGREEMENT terminate due to reasons of breach by one of the PARTIES, the non-breaching PARTY shall, for a period of not less than the term of this AGREEMENT, have the right to continue selling LBS and/or LBS’s components included in that AGREEMENT and shall be entitled to receive, from the breaching PARTY, all components necessary to build, install, and maintain the LBS.

18	Applicable Law

This AGREEMENT shall be governed by the Federal laws of Switzerland.

19	Disputes

19.1 The PARTIES shall use their best efforts to resolve all disputes between them at the lowest level and on an amicable basis. To that end, the PARTIES agree that disputes shall first be presented to each PARTY’s Senior Representative to the JTG. The dispute must be so presented within 5 (five) days after the dispute arises. If the Senior Representatives are unable to resolve the dispute within 5 (five) days (or such other time as the Senior Representatives agree), the Senior Representatives shall present the dispute to the Steering Committee.

19.2 If the Steering Committee is unable to resolve the dispute within 14 (fourteen) days, the Steering Committee shall present the issue to each PARTY’s Chief Executive Officer for resolution.

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19.3 If the Chief Executive Officers are unable to resolve the dispute within 30 (thirty) days, the dispute shall be resolved by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said rules. All arbitration proceedings shall take place in Geneva, Switzerland and shall be conducted in the English language. Any resulting arbitration award shall be final and binding on the PARTIES.

20	Miscellaneous Provisions

20.1	Force Majeure.

Neither PARTY shall be responsible for any loss, delay, or breach in delivery or performance of any obligations under this AGREEMENT (other than an obligation to make any payment of money) caused by: third parties; governmental regulations, controls, directions, orders, or other acts; outbreak of a state of emergency, acts of God or the public enemy, war, hostilities, civil commotion, riots, freight or trade embargoes, epidemics, perils of the sea, or other natural casualties; fires, floods, explosions, or serious accidents; strikes, walk-outs, or other labor troubles causing cessation, slow-down, or other interruption of work; communication line failures; either PARTY’s inability, after due and timely diligence, to procure materials, parts, equipment, or services; or any other cause beyond the affected PARTY’s control or not occasioned by the affected PARTY’s fault or negligence.

20.2	Waiver.

The failure by either PARTY to enforce any default or right reserved to it, or to require performance of any of the terms, covenants, or provisions of this AGREEMENT by the other PARTY at the time designated shall not be construed as a waiver of any default or right to which the other PARTY is entitled, nor shall it in any way affect the right of the PARTY to enforce the terms, covenants, provisions, or rights thereafter.

20.3	Entire Agreement.

This AGREEMENT constitutes the entire agreement of the PARTIES on the subject matter hereof. No waiver or amendment of any provision of this AGREEMENT shall be valid unless made in writing and executed by both PARTIES. This AGREEMENT supersedes any and all prior written and oral agreements between the PARTIES except as set forth in this AGREEMENT and except more specifically the Non Disclosure Agreement dated 26/11/96 which shall remain in full force and effect.

20.4	Successors and Assigns.

Neither PARTY will assign this AGREEMENT or any of its rights, title or interests under this AGREEMENT, by operation of law or otherwise without the prior written consent of the other. However, each PARTY hereby consents to any assignment of all of the other PARTY’s right, title and interests under this AGREEMENT to a subsidiary of the assigning PARTY; provided such subsidiary signs a document assuming all of the obligations of the

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assigning PARTY under this AGREEMENT and agreeing to comply with the terms set forth in this AGREEMENT and that a copy of such document is provided to the non-assigning PARTY. No assignment by either PARTY, with or without the consent of the other PARTY, will relieve or release the PARTY making the assignment from any of its obligations under this AGREEMENT. Subject to the foregoing, this AGREEMENT will be binding upon, inure to the benefit of, and be enforceable by each of the PARTIES and their respective successors and assigns.

20.5	Notice to PARTIES.

All notices and demands of any kind which a PARTY may serve upon another PARTY under this AGREEMENT shall be served by personal service, or by leaving the notice or demand at the address set forth below, or by forwarding a copy thereof by first class mail, postage prepaid, or facsimile, addressed as follows:

To SAGEM:	SAGEM SA
Department Identification Systems
61 rue Salvador Allende
92751 Nanterre Cedex
France

Attn: The Managing director of the department

To HBS:	Heimann Biometric Systems GmbH
Loebstedter Strasse 107-109
07749 Jena
Germany

Attn: The President

or to such other address as may be specified from time to time by the relevant PARTY. Service shall be deemed complete when the PARTY to whom it is addressed receives the notice or demand.

20.6	Unenforceable Provisions.

If any provision of the AGREEMENT shall be declared void or unenforceable by any court or administrative body of competent jurisdiction, the validity of any other provisions that can be given effect shall not be affected thereby.

20.7	Counterparts.

This AGREEMENT may be executed by the PARTIES in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

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20.8	No Partnership, Franchise or Agency.

This AGREEMENT will not be interpreted or construed to create any partnership, franchise or agency relationship between the PARTIES or to impose any partnership, franchise or agency obligation or liability upon either PARTY. Without limiting the generality of the foregoing, neither PARTY will have, by virtue of this AGREEMENT, any right, power or authority to act as the agent of, enter into any contract, make any representation or warranty, or incur any obligation or liability of the other PARTY.

20.9	English Language.

The English language shall be used in this AGREEMENT, including any amendments hereto, and in other documents exchanged between the PARTIES in performance of this AGREEMENT.

20.10	Confidentiality.

Any disclosure of confidential information between the PARTIES shall take place in the framework and in accordance with the Non Disclosure agreement signed on 26 November 1996 between the PARTIES attached in Exhibit 1 and any amendment to it.

The PARTIES agree that the content of this AGREEMENT is confidential.

20.11	Survival.

Articles 9, 12, 16.4, 17.3, 19.3 of this AGREEMENT shall survive the termination or expiration of this AGREEMENT.

IN WITNESS WHEREOF, the PARTIES have duly entered into this AGREEMENT as of the date first above written.

For HEIMANN BIOMETRIC SYSTEMS GmbH	For SAGEM SA

DR. BERND REINHOLD	JEAN PAUL JAINSKY

Signature	Signature

President of the Heimann Biometric Systems GmbH	Managing Director, Security of the Defense and Security division

30-12-1998
Date	Date

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Exhibit 1 Non Disclosure Agreement dated 26 November 1996

NON DISCLOSURE AGREEMENT

This Agreement is entered into as of this 26 November 1996 between

SAGEM SA, a public limited liability company existing and organised under the laws of France, whose registered office is at 6, avenue d’Iéna, 75783 PARIS Cedex 16, France, represented by Mr. Daniel DUPUY acting through its Defence and Security Division, hereafter referred to as “SAGEM”, of the first part, and,

RJM IMAGE TECHNOLOGY, a German Company with its registered office at RJM Image Technology Löbstedterstrasse 107-109, D-07749 Jena, GERMANY (hereinafter designated as RJM), represented by Mr Bernd REINHOLD, of the second part.

SAGEM S.A. and RJM may exchange terchnical, commercial and financial information related to a Fingerprint technology being their respective proprietary or confidential information, in order to investigate potential avenues of cooperation.

Consequently, the parties desire to settle the conditions of the disclosure of the confidential information and to define the rules relating to its use and protection.

NOW THEREFORE, RJM and SAGEM agree as follows :

1 - PURPOSE

The purpose of this Agreement is to settle the conditions of the disclosure of the confidential information and to define the rules relating to its use and protection.

However, each party shall remain free to disclose or not confidential information to the other party and shall have no obligation to enter into the contemplated co-operation.

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2 - DEFINITION OF THE CONFIDENTIAL INFORMATION

The undertakings and obligations under this Agreement shall apply to any information which is disclosed by either party to the other party and identified as confidential by the disclosing party.

To be considered as confidential information, all written information must be marked with the word “CONFIDENTIAL” or with a word of similar import.

All confidential information disclosed orally or visually during meetings, shall be identified as confidential at the time of disclosure and shall be confirmed as such in writing by the disclosing party within 30 days of the disclosure.

3 - LIMITATION OF THE CONFIDENTIALITY

The undertakings and obligations under this Agreement shall not apply to any information which:

•	is in the public domain at the time of disclosure or after the disclosure, other than through an act or negligence of the receiving party,

•	is already in the possession of the receiving party as a result of its own research, provided that the receiving party can prove thereof,

•	has been lawfully received from any third party.

4 - RIGHTS AND OBLIGATIONS

4.1

Each party undertakes not to use the confidential information disclosed by the other party other than for the purpose of this Agreement.

The receiving party undertakes not to make copy of the confidential information, without the prior written approval of the other party.

However, this approval shall not be necessary for copies, reproductions or duplications assigned to an internal use, for the purpose set forth above.

4.2

Each party undertakes to take all the measures for the protection of the confidential information of the other party and to prevent disclosure to any third party. Any third party means any individual or legal entity other than RJM, SAGEM AND the RHEINMETALL INDUSTRIE AG personnel which have a need for knowledge thereof for the purpose mentioned in the preamble hereof.

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However, each party shall have the right to disclose said information to its employees who need to know this information for the purpose of this Agreement. Such employees shall be notified of the confidential nature of such information and the receiving party shall have its employees comply with this non-disclosure agreement.

4.3

Each party shall remain the sole owner of the confidential information disclosed to the other party under this Agreement.

No license or other right, express or implied, is granted by the disclosing party to the receiving party pursuant to this Agreement under any patent right, copyright or other intellectual property right.

The receiving party undertakes not to obtain intellectual and/or industrial property rights on the basis of the confidential information.

5 - EXCHANGE OF CONFIDENTIAL INFORMATION

For the exchange of the confidential information, the documents have to be sent:

•	To SAGEM

SAGEM SA

PARIS LA DÉFENSE

61, rue Salvador Allende

92751 NANTERRE CEDEX

FRANCE

Attention M. Bernard DIDIER

Tel. : 33 (1) 40 70 88 33

Fax : 33 (1) 40 70 68 60

•	To RJM

Löbstedterstrasse 107-109

D-07749 Jena

ALLEMAGNE

Attention Mr. Bernd REINHOLD

Tel. : 49 (36 41) 67 65 12

Fax : 49 (36 41) 67 65 10

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6 - RETURN OF CONFIDENTIAL INFORMATION

All confidential information disclosed by a party to the other party, remains the ownership of the disclosing party and shall immediately be returned to the disclosing party upon its request, including any and all copies thereof.

7 - COMING INTO FORCE - DURATION

The term of this non-disclosure agreement is 3 years from the date of its execution.

However, the obligations of confidentiality and restriction of use of the confidential information shall survive during 2 years from the expiration of this Agreement, unless the information concerned has fallen in the scope of the limitation of confidentiality set forth above.

8 - GOVERNING LAW - LITIGATION

8.1-	This Agreement shall be construed in all respects in accordance with the laws of France.

8.2-	SAGEM and RJM will always use their best efforts to settle any disputes between them on an amicable basis. Any dispute which is not settled amicably within a reasonable time, shall be submitted to arbitration by either party for final settlement according to the Arbitration Rules then in effect of the International Chamber of Commerce.

Such arbitration shall take place in Paris, FRANCE in the English language, and shall be conducted by 3 (three) arbitrators, appointed pursuant to the said Rules.

The decision of the arbitrators shall be final and without appeal and may be enforced in any Court having jurisdiction over the parties or their assets.

The English text of this agreement shall be the sole governing text.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorised representatives to execute this Agreement in English in two (2) originals as of the day and year first above written.

RJM	SAGEM

Daniel DUPUY Vice President, SAGEM SA Managing Director.

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Exhibit 2 HBS price list

	Description of the product	End user price

1	LS1/P+subsystem ILM2 scanner module DSCI interface board Cable ILM2-DSCI Foot cable incl. cable Software license for HBS “Capture” software module* with CORBA functions* interface	[****]

2

LS1-CARDPRINT

Software license for HBS “Print” software module with

CORBA functions* interface including the Print Engine

(gray scale dithering) runtime license and the WSQ

(image decompression) runtime license

*excluding the Orbix runtime license

[****]

3	Cabinet Booking station cabinet Fans and air filters Supply voltage to be chosen (110V/240/, 50Hz/60Hz)	[****]

4	Installation/Training	Case by case

	SPARE PARTS	SAGEM prices

5.1.	ILM2 scanner module	[****]

4.2.	DSCI interface board	[****]

4.3.	Interface cable CAB1-ILM-FG	[****]

4.4.	Foot pedal with cable ILM-FSW1	[****]

4.5.	Cabinet fan	[****]

4.6.	Set air filter pads	[****]

4.7.	Cleaning set for optics	[****]

4.8.	Tool set	[****]

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Exhibit 3 Discount on HBS price list applicable to SAGEM

In accordance to the general aims and targets of the strategic partnership between SAGEM and HBS, the following pricing is made as a “most preferred customer” price for SAGEM and is beginning with a discount of [****]% to the HBS list price as set in Exhibit 1 for the first order quantity. Two possibilities are offered:

1. Separate Orders

The price per OEM package (including all items listed above) and the Cabinet option is as follows:

[****]

2. Frame Contract and Call Orders

It is a combination of a frame contract and separate call orders.

•	The proposed order quantity for such a frame contract is [****] (or more).

•	For a time period of 1 year.

•	The call order quantity can be between 1 and the maximum quantity (no rules).

•	Advance payment would be 10% of the full volume.

•	The invoice amount per unit for any shipment would deduct these 10% from the price - so the advance payment would be given back unit per unit during the term of the frame order.

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•	In case that after 1 year the full amount is not reached, the advance payment will be kept as compensation. No further claims will be made.

3. Accumulated price Order

This quotation is valid only for one calendar year (order/delivery from 1st January until 31st December). Every call order adds up to the earlier orders. And so the discount rates add up also.

As an example:

•	first call order [****] pieces, price for one LS1/P+ subsystem is [****]

•	second order [****] pieces, price for one LS1/P+ package is [****]

•	third order [****] pieces, price for one LS1/P+ package is [****]

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Exhibit 4 SAGEM price list

	Description of the Product	List Price

1	Complete booking station software application Price does not include Versant, Orbix, Ilogviews, Aware WSQ software licenses	[****]

1.1	Standard customization (language type 1) [1] Specific screens, Documentation (user guide, administrator guide, training guide) Software version management Certification	To be defined

1.2	Standard customization (language type 2) Specific screens, Documentation (user guide, administrator guide, training guide) Software version management Certification	To be defined

1.3	Special customization (software development required)	Case by case

2	Maintenance and support	Case by case

2.1	Telemaintenance option	Case by case

3	Training	Case by case

4	Software modules

4.1	Sequence check software module	To be defined

4.2	SAGEM’s WSQ compression module	To be defined

[1]	Language type 1: All European languages; Language type 2: Arabic, Chinese like languages

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Exhibit 5 Discount on SAGEM’s price list applicable to HBS

Quantity	Discount rate	Application SW
Price list	0	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

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Exhibit 6 Terms and conditions of sale

1.	GENERAL

1.1	The terms and conditions of sale contained herein apply to all quotations and purchase orders entered into between SAGEM and HBS relative to the hardware and software sold by one PARTY to the other PARTY in the framework of the AGREEMENT and the sale of the products listed in the Exhibit 2 and 4.

The failure of SAGEM or HBS to object to provisions contained in any communication from the other PARTY shall not be deemed a waiver of the provisions of these terms. Any changes in the terms contained herein or in the AGREEMENT must be specifically agreed to in writing by an officer of SAGEM or HBS before becoming binding on such PARTY.

1.2	Such terms shall be applicable whether or not they are attached to or enclosed with the products to be sold hereunder.

1.3	The company selling (SAGEM or HBS) shall be referred to as the SELLER. The company buying (SAGEM or HBS) shall be referred to as the BUYER.

2.	ORDERS

2.1	A quotation does not constitute an offer and may be withdrawn or revised at any time prior to acceptance. An order shall only be valid if made in writing and detailing the Product name and quantity required, the price (exclusive of VAT), the requested date for delivery as appropriate and, the address to which the Products are to be delivered as specified in the order. An order shall be validly accepted by a director or other duly authorized representative of SAGEM or HBS.

2.2	The buyer shall be entitled to postpone the delivery date of any order once by a maximum period of three (3) months.

If the BUYER requests the SELLER by a written notice to postpone the delivery date within seven (7) days before this delivery date, the SELLER may invoice the total price of the order at the before agreed delivery date.

If the BUYER requests the SELLER by a written notice to postpone the delivery date for more than 10 units, the BUYER will bear any reasonable additional costs due to the postpone of the delivery provided that this costs will not exceed 2% per month of the total price of the postponed order.

2.3	If either PARTY is responsible for a delay in delivery, the other PARTY who can establish credibly that he suffered a loss from such delivery may claim agreed compensation of 0.5% of the delayed products for every completed week of delay but in no event shall the aggregate of such compensation exceed a total of 5% of the price of the delayed products. Additional claims for compensation from the other PARTY shall be excluded in all cases of delayed delivery even after expiry of an extension of time that may have been granted to the PARTY in delay. This exclusion shall not apply in cases of willful misconduct or gross negligence on the part of the PARTY in delay.

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3.	EXPORT LICENSES

The SELLER shall use their best efforts to obtain any necessary export licenses for shipment from France or Germany to foreign countries on behalf of the BUYER provided the BUYER has supplied the SELLER with all the information necessary to obtain such licenses. The BUYER shall be responsible for obtaining all import licenses required by any country and all reexport licenses.

4.	DELIVERY DATES

4.1	Delivery dates shall be as described in the Section 7 of this AGREEMENT.

4.2	The products may be delivered in one or more consignments.

5.	PACKAGING

Prices include the cost of non-returnable packaging. Any additional or special packaging requirements will be charged to the BUYER separately.

6.	TRANSFER OF RISK

Risk in the Products shall pass to the BUYER upon delivery but prior to loading.

7.	INSPECTION

7.1	The BUYER shall examine the Products forthwith following delivery and shall notify the other PARTY in writing by registered letter within one week after delivery of any reservations concerning the packaging of the Products, the number of packages, any defects in the Products and shall identify any deficiency or any surplus (as the case may be).

7.2	If the SELLER does not receive such notice within such time the SELLER and any delivery agent engaged by the SELLER shall be discharged from all liability in respect of defects or deficiencies arising during transportation.

8.	TRANSFER OF TITLE TO PRODUCTS

All Products sold or supplied under these terms of sale shall remain the property of the SELLER until full and complete payment of the price by the BUYER.

9.	PRICES - TERMS OF PAYMENT

9.1	All prices quoted and agreed are Ex-Work SELLER premises.

9.2	Value added tax and other taxes paid or payable by the SELLER (other than any tax imposed on the net income of SAGEM) in respect of the sale of Products or the receipt of the payment therefor under these Terms and Conditions shall be additional to prices quoted by the SELLER and shall be borne and paid by the BUYER.

9.3	The SELLER shall invoice the BUYER upon delivery of the products. For orders greater than [****], special terms of payment shall be negotiated.

9.4	Unless otherwise agreed between SAGEM and HBS in writing, the price of the products shall

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be payable within sixty (60) days from the date of invoice. The price shall be paid without deduction, deferment, set-off, counter claim or other withholding whatsoever.

9.5	If the SELLER does not receive payment of any sum on the due date the BUYER agrees that interest for late payment shall accrue on the full amount outstanding daily from the due date until the date of receipt of payment by the SELLER at the rate of 6% per annum. The BUYER shall reimburse the SELLER in respect of all costs and fees including legal fees occasioned in the recovery of any sum owed by the BUYER to the SELLER.

10.	ACCEPTANCE OF THE PRODUCTS

During the first thirty (30) days following receipt of any Products by either PARTY at the place of delivery, the BUYER may conduct incoming inspection tests to confirm that each Product conforms to the applicable specifications set forth in the order or any applicable document. Unless written notice of Product nonconformity is provided to the selling PARTY within such thirty days period, the product will be deemed accepted.

The selling PARTY will repair or replace at no charge to the BUYER any non-conforming Product that is rejected by the BUYER within fifteen (15) days following receipt of non conformity.

11.	INTELLECTUAL PROPERTY

The BUYER shall not alter any marking or lettering on the Products and shall not apply any additional markings or lettering to any such Product unless otherwise agreed in writing or stipulated by any applicable law or regulation.

12.	WARRANTY

12.1	The SELLER warrants that the Products delivered by itself will reasonably comply with the specifications of the SELLER relating thereto and will, under normal conditions of use, be free from defects in title, design, material and workmanship for a period of 12 months from the date of delivery. During such twelve (12) month period and provided that the BUYER gives the SELLER written notice of any such defect within thirty (30) days of the date of appearance thereof, the SELLER may in its sole discretion repair or replace the defective Products at its own cost and expense. If after the expenditure of its best efforts the SELLER is unable to repair or replace such non conforming product, the SELLER shall refund to the BUYER the amount the BUYER paid for such product.

This warranty is effective unless the defects are caused by and attributed to normal wear and tear, improper maintenance or use, faulty installation, lack of compliance with applicable written instructions or specifications provided by the SELLER to the BUYER, negligence, accident, tampering, or substitution of inferior quality components parts.

In addition during such 12 month period the SELLER shall provide the other warranty services described in the AGREEMENT.

12.2	The foregoing warranties are the only warranties made by the SELLER to the BUYER. The SELLER expressly disclaims any implied warranties of merchantability and fitness for particular purpose, and any other warranties, whether implied, express, or arising by operation of law, trade usage or course of dealing.

*    *

*

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Exhibit 7 Software license terms and conditions

1.	SCOPE OF LICENCE:

For the purpose of these Terms and Conditions, the term “SOFTWARE” shall mean and include any proprietary software owned by HBS or SAGEM and licensed to either HBS or SAGEM in the framework of the AGREEMENT and the sale of the LBS, so as all associated user documentation and any microcode encased in hardware. The PARTY granting the license shall be referred to as the LICENSOR whereas the PARTY receiving the license shall be referred to as the LICENSEE.

Subject to the terms and conditions set forth hereunder, the LICENSOR hereby grants to the LICENSEE a perpetual, non exclusive and non transferable license to:

•	use the SOFTWARE in accordance with the terms and conditions set out below and the AGREEMENT,

•	store the SOFTWARE on, transmit it through, and display it on the Hardware,

•	use the SOFTWARE in support of the use of the associated Hardware,

•

make no more than 2 copies of the SOFTWARE in machine readable form only for its own use when and to the extent necessary for the utilization of the SOFTWARE on the Hardware, provided it reproduces the copyright notice and any other legend of ownership.

•	make no more than 5 copies of the associated user documentation in printed form only for its own use and when and to the extent necessary for the utilization of the SOFTWARE on the Hardware.

2.	LICENCE RESTRICTIONS:

2.1	Limited use: This licence is for use of the SOFTWARE in only with the Hardware and only within the framework of a LBS.

2.2	No transfer: This licence is granted only to the LICENSEE and the LICENSEE is not authorized to transfer or assign it to any third PARTY, unless authorized in writing by LICENSOR beforehand. The LICENSEE is authorized to sub licence it to .

2.3	No reverse engineering: LICENSEE shall not reverse engineer, decompile or attempt to translate the SOFTWARE supplied in object code back into either an language or a high level language, except as specifically permitted by law and supervision of LICENSOR.

3.	PROTECTION OF PROPRIETARY INFORMATION:

3.1

The SOFTWARE, including any enhancement thereof or other modification thereto and information therein, shall be considered “Proprietary Information” of LICENSOR and shall remain the exclusive property of LICENSOR. Except as authorized in writing by LICENSOR beforehand, the LICENSEE shall take all necessary precautions as are reasonable to ensure that neither it nor any of its employees, agents or representatives disclose any Proprietary Information other than to employees, agents or representatives of the LICENSEE who have a need to know within the context of the AGREEMENT or use any Proprietary Information,

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except in connection with use of the Hardware by the LICENSEE for the purposes contemplated hereunder and in the AGREEMENT.

LICENSOR reserves the right to protect against the unauthorized disclosure of various components of the SOFTWARE by encasing the same in sub-systems of the Hardware. The LICENSEE agrees not to disclose such components of the SOFTWARE or provide access to the content of such sub systems (i.e. microcodes for example) to any third party except to the extent that such access is necessary for the installation and day-to-day operation of the Hardware or except as authorized by LICENSOR. The LICENSEE agrees to comply with such further reasonable requests of LICENSOR in order to ensure that LICENSOR’s Proprietary Information is not disclosed.

3.2	The LICENSEE acknowledges that LICENSOR considers that the SOFTWARE contains copyright material and trade secrets and accordingly the LICENSEE is responsible for taking appropriate action to satisfy the following for the protection and security of the SOFTWARE :

•	not distributing nor consenting to the distribution of any of the SOFTWARE without LICENSOR’s written consent,

•	not allowing access by any third party to any SOFTWARE or database provided by LICENSOR to the LICENSEE hereunder.

•	maintaining records of the number of all copies of the SOFTWARE.

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Exhibit 8 SAGEM’s customers

Morpho® AFIS users world-wide

EUROPE	[****]

[****]

AUSTRIA

[****]	ESTONIA

[****]

AZERBAIJAN

[****]	FINLAND

[****]

BELGIUM

[****]	FRANCE

[****]

ENGLAND	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]

[****]	GERMANY

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

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[****]	MIDDLE-EAST & ASIA

[****]

[****]	BAHRAIN

[****]	[****]

[****]

ISRAEL

LATVIA	[****]

[****]

KUWAIT

MACEDONIA	[****]

[****]	[****]

POLAND	LEBANON

[****]	[****]

[****]	[****]

RUSSIA	MALAYSIA

[****]	[****]

[****]	[****]

[****]

SCOTLAND

[****]	PHILIPPINES

[****]

SPAIN

[****]	QATAR

[****]

TURKEY

[****]	UNITED ARAB EMIRATES

[****]

[****]

AFRICA	[****]

[****]

BOTSWANA	[****]

[****]	[****]

[****]

NIGERIA	[****]

[****]	[****]

[****]

SOUTH AFRICA	[****]

[****]

VIETNAM

[****]

[****]

37 / 43

CENTRAL & SOUTH AMERICA	[****]

[****]

COLOMBIA	[****]

[****]	[****]

[****]

GUATEMALA	[****]

[****]	[****]

[****]

[****]

HONDURAS	[****]

[****]	[****]

[****]

MEXICO	[****]

[****]	[****]

[****]

[****]

NORTH AMERICA	[****]

[****]

CANADA	[****]

[****]	[****]

[****]	[****]

[****]

UNITED STATES OF AMERICA	[****]

FEDERAL

[****]	STATE OF COLORADO

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]

STATE OF ARIZONA	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]

[****]	STATE OF HAWAII

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

STATE OF MARYLAND

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

STATE OF MISSOURI

[****]

[****]

[****]

[****]

[****]

[****]

[****]

STATE OF NEW JERSEY

[****]

[****]

[****]

[****]

[****]

38 / 43

STATE OF NEW YORK	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]

[****]	STATE OF WASHINGTON

[****]	[****]

[****]	[****]

[****]

[****]	STATE OF WISCONSIN

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

STATE OF OHIO

[****]

[****]

[****]

STATE OF OKLAHOMA

[****]

STATE OF TEXAS

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

39 / 43

Exhibit 9 HBS product technical specification

Product “LS1/P+/BASIC” (the newly developed LSS)

Livescanner basic subsystem (LSS) for the inkless digital capturing of fingerprints, thumbprints, flats (4 control fingers simultaneously), hypothenar/writer’s palm and palm prints in highest forensic quality, consisting of the following package of parts:

1.	the ILM/P+ optical scanner block, comprising three separated scanner platens for the following functions:

•	platen 1: capturing the rolled fingerprints and the individual flat prints

•	platen 2: capturing the flats (4 fingers of a hand simultaneously), control thumbs, palm prints, hypothenar/writer’s palm

•	platen 3: signature capturing from person fingerprinted and/or officer taking prints

2.	the HBS proprietary interface board (to be installed inside the PC in a free PCI slot)

3.	the interface cable between optical scanner unit and PC

4.	the power supply cable between optical scanner block and AC

5.	the foot pedal including cable to the optical scanner unit for starting capturing operations

6.	the driver software license for fingerprint and palmprint image capturing (refer to the LS1_P/PLUS_DRIVER for details)

7.	a light application program with English user interface for capturing of rolled fingerprints, flats and palm prints

Functions/Features:

The functions of the fully equipped LS1/P+/BASIC system (properly installed in a correctly configured PC) are as follows:

•	Capturing of a rolled fingerprint image in size 1.5 x 1.6 inches with HBS’ advanced rolling fingerprint capturing method.

•	Capturing of 4 flat (control) fingers in size 2.0 x 3.2 inches.

•	Capturing of 2 control thumbs in size 2.0 x 0.8 inches each.

•	Capturing of a palm print image in size max. 4.72 x 5.12 inches.

•	Capturing of a hypothenar print image in size 1.6 x 5.12 inches.

•	Display of the captured fingerprint, flats, and palmprint on the computer screen.

•	Capturing of signatures with the built-in signature capture pad

Certificates: FBI, U.S.A., standard CJIS-RS-0010, Appendix G

40/43

Product “LS1_CARDPRINT” (the newly developed printing solution)

Software license for the Cardprint functional module, providing the following features:

•	input is a standard ANSI/NIST compatible file with WSQ compressed fingerprint images and textual information

•

the design of the card to be printed has to be defined in a PostScript compatible file (existing design files can be used as the base) - the INTERPOL and FBI card design is already included as standard, while other formats are available as an option on request

•	the position of each printed element (image, graphics, text) has to be defined in the same file in addition to the design

•	printing of the fingerprint images is done in true greyscale quality with FBI certified image quality (standard IQS, Appendix F)

•	duplex printing is supported with help of according definitions in the design file

•	different paper/card stock formats (8 inch x 8 inch, A4) can be used with help of according definitions in the design file

•	printing on pre-printed or blank paper stock is supported with help of according definitions in the design file

•	the user may choose one of the following printers: Lexmark Optra S 1250/1255/1620, Hewlett-Packard LaserJet 4000n (printer not included in this software option)

This license is an option for the LS1 product package, and is provided in form of an object oriented server with CORBA interface. It includes the WSQ, Print, and CORBA runtime licenses, and can be installed either on the local LBS machine or remote on another computer in the network.

41/43

Exhibit 10 Sagem product technical specification

Product “ILS2_Software” referred in the AGREEMENT as SAGEM APPLICTION SOFTWARE

ILS2 software leads the Live Booking Station (LBS) and the basic subsystem (LSS) for the inkless digital capturing of fingerprints, thumbprints, flats (4 control fingers simultaneously), hypothenar/writer’s palm and palm prints consisting of the following servers

•	Enrolment/Edition server : Graphical user interface

•	Capture server interface : Interface with HBS capture server

•	Database server : Dossiers storage

•	Image processing server: Image quality check and sequence check

•	Communication server : XL connection via IAC

•	Print server interface : Interface with HBS print server

Functions:

The functions of the ILS2 system (properly installed in a correctly configured PC) are as follows:

Interface with the following

•	Capturing of fingerprints, thumbprints, flats (4 control fingers simultaneously)

42/43

•	hypothenar/writer’s palm and palm prints

•	Display of the captured fingerprint, flats, and palmprint on the computer screen.

•	Editing dossier

•	Deleting dossiers

•	Keeping dossier in database

•	Checking of image quality

•	Controlling of acquisition sequence

•	Transmitting of dossiers to a SAGEM’s XL AFIS via an IAC

•	Printing of dossiers

•	Storing dossiers

•	Filtering dossiers list

The ILS2 software licence includes:

•	ILS2 software:

•	Dungle to control the use of the Image processing server

•	Versant Run time for the database

•	Orbix Run Time for the middleware

•	Ilog View Run Time

•	WSQ compression

The customisation of the product is an option.

43/43

Amendment no. 1

to the Agreement no DDS/65/413/Pse

signed on 30 December 1998

(hereinafter referred to as « the AGREEMENT»)

between

SAGEM SA, a French corporation having its registered office at 6 avenue d’Iéna, 75116 Paris, France, represented by Mr. Jean-Paul JAINSKY, Managing Director, Security of the Defense and Security Division,

(hereinafter referred to as « SAGEM »),

and

HEIMANN BIOMETRIC SYSTEMS, a German corporation having its registered office at Loebstedter Strasse 107-109, 07749 Jena, Germany, represented by Dr. Bernd REINHOLD, President,

(hereinafter referred to as « HBS »),

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

The Parties agree to replace the existing exhibits 2 and 3 of the AGREEMENT by the exhibits 2 and 3 attached to this Amendment.

ARTICLE 2

SAGEM SA wishes to take advantage of the pricing conditions of the Frame Contract for LS1/P+, LS1/T+. Therefore, SAGEM SA commits to order to HBS, within a twenty four (24) months period from TO, at least [****], LS1/P+ or LS1/T+ in the frame of the provisions of article 1 and article 3 of “Attachment to Exhibit 3/Year 2000”, attached to this Amendment.

TO is the date of signature by both parties of this Amendment No: 1.

ARTICLE 3

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT remain in full force and effect.

Page 1 sur 2

IN WITNESS WHEREOF, the Parties hereto have caused this AMENDMENT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and on behalf of	For and on behalf of

SAGEM SA	HEIMANN BIOMETRIC SYSTEMS

Jean-Paul JAINSKY	Bernd REINHOLD

Managing Director,	President

Security of the Defense and Security Division

Date : 22nd August 2000	Date : 26th August 2000

Page 2 sur 2

Exhibit 2

Agreement DDS/65/413/Pse

Exhibit 2	HBS price list

Year 2000

A. LS1/P+

The price list is valid from the 1st January 2000 until release of a new one by HBS.

	Description of the product	End user price
1	LS1/P+subsystem	[****]
ILM2 scanner module
DSCI interface board
Cable ILM2-DSCI
Foot pedal incl. Cable
Software license for HBS “Capture” software module* with CORBA functions* interface
2	LS1-CARDPRINT	[****]

Software license for HBS “Print” software module with CORBA functions* interface including the Print Engine (gray scale dithering) runtime license and the WSQ (image decompression) runtime license

* excluding the Orbix runtime license

3	Cabinet	[****]
Booking station cabinet
Fans and air filters
Supply voltage to be chosen (110V/240/, 50Hz/60Hz)
4	Installation/Training	Case by case

	SPARE PARTS	SAGEM prices

5.1	ILM 2 scanner module	[****]

5.2	DSCI interface board	[****]

5.3	Interface cable CAB1-ILM-FG	[****]

5.4	Foot pedal with cable ILM-FSW1	[****]

5.5	Cabinet fan	[****]

5.6	Set air filter pads	[****]

5.7	Cleaning set for optics	[****]

5.8	Tool set	[****]

Page 1 sur 8

Agreement DDS/65/413/Pse

B. LS1/T+

The price list is valid from the 1st January 2000 until release of a new one by HBS.

	Description of the product	End user price
1	LS1/T+subsystem	[****]
ILM3 scanner module
DSCI interface board
Cable ILM3-DSCI
Foot pedal incl. Cable
Software license for HBS “Capture” software module* with CORBA functions* interface
2	LS1-CARDPRINT	[****]

Software license for HBS “Print” software module with CORBA functions* interface including the Print Engine (gray scale dithering) runtime license and the WSQ (image decompression) runtime license

* excluding the Orbix runtime license

3	Cabinet	[****]
Booking station cabinet
Fans and air filters
Supply voltage to be chosen (110V/240/, 50Hz/60Hz)
4	Installation/Training	Case by case

	SPARE PARTS	SAGEM PRICES

5.1	ILM scanner module	[****]

5.2	DSCI interface board	[****]

5.3	Interface cable CAB1-ILM-FG	[****]

5.4	Foot pedal with cable ILM-FSW1	[****]

5.5	Cabinet fan	[****]

5.6	Set air filter pads	[****]

5.7	Cleaning set for optics	[****]

5.8	Tool set	[****]

Page 2 sur 8

Agreement DDS/65/413/Pse

C. LS2

	Description of the product	End user price
1	LS2	[****]
LS2
DSCI interface board
Cable LS2-DSCI
Foot pedal incl. Cable
Software license for HBS “Capture” software module* with CORBA functions* interface
2	LS2-CARDPRINT	[****]

Software license for HBS “Print” software module with CORBA functions* interface including the Print Engine (gray scale dithering) runtime license and the WSQ (image decompression) runtime license

* excluding the Orbix runtime license

3	Installation/Training	Case by case

	SPARE PARTS	SAGEM PRICES

5.1	LS2 scanner module	[****]

5.2	DSCI interface board	[****]

5.3	Interface cable CAB1-LS2-FG	[****]

5.4	Foot pedal with cable LS2-FSW1	[****]

5.7	Cleaning set for optics	[****]

5.8	Tool set	[****]

Page 3 sur 8

Exhibit 3

Agreement DDS/65/413/Pse

Exhibit 3 Discount on HBS price list applicable to SAGEM

Year 2000

1.	Separate Orders

A. LS1/P+ Finger- and Palmprint Scanner (IQS App. G)

The price per OEM package (including all items listed above), the HBS software and the Cabinet option is as follows:

quantity	discount rate to the first order quantity	LS1/P+subsystem	LS1-CARDPRINT	Cabinet option
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

B. LSI/T+ Tenprinter (IQS App. F)

The price per OEM package (including all items listed above), the HBS software and the Cabinet option is as follows:

quantity	discount rate to the first order quantity	LS1/T+subsystem	LS1-CARDPRINT	Cabinet option
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

C. One Finger rolled live scanner (LS2)

quantity	discount rate to the first order quantity	LS2 subsystem	LS2-CARDPRINT	Cabinet option
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	n.a.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

Accumulated price Order

This quotation is valid for one calendar year (order/delivery from 1st January until 31st December). Every call order adds up to the earlier orders. And so the discount rates add up also.

2.	Frame Contract regulations

See Attachment

Page 4 sur 8

Agreement DDS/65/413/Pse

Attachment to Exhibit 3/Year 2000:

Frame Contracts

1.	ORDERS AND SHIPMENT SCHEDULE FOR LS1/P+ AND LS1/T+

1.1. Frame order period for 24 months, frame order volume = [****]

To take advantage of the Frame Contract conditions, SAGEM shall commit to order the total number of LS1/P+ and LS1/T+ Products to be delivered to SAGEM for a time period of 24 consecutive months.

The 24 months time period shall start on the date of acknowledgement of this SAGEM SA Commitment by HBS without any modifications.

•

The SAGEM SA commitment shall be made in reference to this attachment. HBS will acknowledge this SAGEM SA commitment in writing. SAGEM will afterwards issue valid Purchase Orders from time to time to release the shipment of the specified Products to be delivered in said frame order time frame. HBS will confirm Purchase Orders in writing.

•	The SAGEM SA commitment must be to order [****] or more for a time period of 24 months for accumulated LS1/P+ and LS1/T+ modules.

•	The Products will be available from HBS as follows:
•	Regular shipment of max. 10 pieces lead time 4 weeks A.R.O.,
•	Regular shipment of max. 25 pieces per month lead time 8 weeks A.R.O.,
•	Regular shipment of max. 25 pieces per week lead time 16 weeks A.R.O.,

•

The price for said Products per piece will be those applicable according to the discount for the total quantity indicated in the frame order and in the time frame of the frame order. This price shall be used starting with the first shipment already.

•	SAGEM shall send to HBS a rolling forecast for the expected call order quantity and product version for the next 3 months in the first week of each month.

•

At the end of the 24 months frame order period, HBS shall establish the total number of Products delivered to SAGEM, and sold during this period, and shall compare this number to the number given by SAGEM in the frame order at the beginning of this period.

•

If the realized numbers of sales in the time period 24 months are lower than minimum number [****] than SAGEM has failed the frame order and must pay at the end of the period the price differences for LS1/P+ and LS1/T+ separately for each calendar year, confirmed with the prices and discounts in Exhibit 3 / Separate orders “A. LS1/P+” and Exhibit 3/Separate orders “B. LS1/T+”.

•

If the sold quantity is higher than [****] but not in the same quantity range as the quantity of the frame order, the difference of the sales amount shall be computed based on the stair step pricing and shall be compensated between SAGEM and HBS either directly by money transfer (both ways) or indirectly via product shipments (if it is from HBS to SAGEM and if this suits better).

Page 5 sur 8

Agreement DDS/65/413/Pse

1.2.    Frame order period 24 months, frame order volume > [****] pieces: Stair step pricing

Under condition that SAGEM will indicate the volume for the frame order period, the price for one LS1/T+ or LS1/P+ Product set is as follows:

Quantity Range	Price for LS1/P+ or LS1/T+ subsystem Prices in EURO	Quantity Range	Cabinet Option Prices in EURO	LS1_CARDPRINT/ Option Prices in EURO
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]		[****]
[****]	[****]	[****]		[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

Invoicing will be made by HBS for each individual shipment. Payments shall be made by SAGEM against each individual invoice. The price shall be paid without deduction, deferment, set-off, counter claim or other withholding whatsoever.

A last call order can be added to the number of sold products, compared at end of period with the frame order, with following condition:

a cash-in-advance of 50% of the last call order volume, to be on hands of HBS before end of the regarded period.

[****]

1.3.    Orders for LS1_CARDPRINT and LS1_CABINET

Payment for cumulated orders of LS1/P+ and LS1/T+ in the frame of this Amendment shall be paid within 30 days from the date of invoice.

Together with Call Purchase Orders for LS1 subsystems SAGEM SA can separate order LS1_CARDPRINT and LS1 cabinet confirm with the prices discount in Exhibit 3 / Year 2000 / 1.    Separate Orders.

Page 6 sur 8

Agreement DDS/65/413/Pse

2.	ORDERS AND SHIPMENT SCHEDULE FOR LS2

To take advantage of the Frame Contract conditions, SAGEM shall commit to order the total number of LS2 Products to be delivered to SAGEM for a time period of 24 consecutive months.

The 24 months time period starts on the date of receipt by SAGEM the date of acknowledgement of this SAGEM SA Commitment by HBS without any modifications.

•

The SAGEM SA commitment shall be made in reference to this attachment HBS will acknowledge this SAGEM SA commitment in writing. SAGEM will afterwards issue valid Purchase Orders from time to time to release the shipment of the specified Products to be delivered in said frame order time frame. HBS will confirm Purchase Orders in writing.

•	The Products will be available from HBS as follows:

Regular shipment of max. 10 pieces	lead time 4 weeks A.R.O.
Regular shipment of max. 25 per month:	lead time 8 weeks A.R.O.,
Regular shipment of max. 25 per week:	lead time 16 weeks A.R.O.

•

The price for said Products per piece will be those applicable according to the discount for the total quantity indicated in the frame order in the time frame of the frame order. This price shall be used starting with the first shipment already.

•	SAGEM shall send to HBS a rolling forecast for the expected call order quantity and product version for the next 3 months in the first week of each month.

•	Shipment shall preferably be made in monthly shipment lots.

•

At the end of the 24 months frame order period, HBS shall establish the total number of Products delivered to SAGEM, and sold during this period, and shall compare this number to the number given by SAGEM in the frame order at the beginning of this period.

•

If the realized numbers of sales in the time period 24 months are lower than minimum number [****], than SAGEM has failed the frame order and must pay at the end of the period the price differences for LS2 separately for each calendar year, confirmed with the prices and discounts in Exhibit 3/ Separate orders “C.LS2”.

•

If the sold quantity is higher than [****] but not in the same quantity range as the quantity of the frame order, the difference of the sales amount shall be computed based on the stair step pricing and shall be compensated between SAGEM and HBS either directly by money transfer (both ways) or indirectly via product shipments (if it is from HBS to SAGEM and if this suits better).

Frame order period 24 months, frame order volume > [****]: Stair step pricing

Under condition that SAGEM will indicate the volume for the frame order period, the price for one LS2 Product set is as follows:

Quantity Range	Price for LS2 subsystem Prices in EURO	LS2_CARDPRINT/ Option Prices in EURO
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

Page 7 sur 8

Agreement DDS/65/413/Pse

Invoicing will be made by HBS for each individual shipment. Payments shall be made by SAGEM against each individual invoice. The price shall be paid without deduction, deferment, set-off, counter claim or other withholding whatsoever. A last call order can be added to the number of sold products, compared at end of period with the frame order, with the following condition:

a cash-in-advance of 50% of the last call order volume, to be on hands of HBS before end of the regarded period.

3.	Miscellaneous Provisions:
3.1.	HBS live scanners are subject to technical progress. HBS will inform SAGEM with written notice about such progress. Substantial changes are matter of a confirmation of a new delivery standard. In case of substitution of parts, technologies or software as an improvement the price set out in this agreement will not be amended. In the case of new hardware or software functionality added to the existing products, HBS will make this available to SAGEM in extension of the options, in the same volume discount rate as in this agreement. Pending orders will not be affected.
3.2.	Substitution of HBS’s Hardware or Software in case of HBS products no longer supported by HBS: In this event, the price set out in this agreement will not be amended. Warranty and maintenance shall continue for the substituted hardware and software at the same conditions as for the hardware or software substituted. Pending orders will not be affected.
3.3.	HBS undertakes to inform SAGEM of any substantial changes to the Products or of any substitution of hardware and software in accordance with articles 1 and 2 here above with a thirty days notice prior to the availability on the market of the modified Products.
3.4.	If HBS and SAGEM confirm in written form joint marketing activities to the same customer, the products jointly marketed will be included in the quantity commitment of this frame contract, who ever is the seller of the products to the customer.
3.5.	In case HBS issues a new price list within the period (24 months), SAGEM price will be revised accordingly if and only if lower prices are available for equivalent products.
3.6.	SAGEM discount rate on OEM or frame contract price for new products shall be at least the same discount rate as in this agreement.
3.7.	SAGEM and HBS have the intention to define additional rules and procedures including how to handle software updates and how to solve software malfunctions in an Amendment No: 2.

Page 8 sur 8

Amendment no. 2

to the Agreement no DDS/65/413/Pse

signed on 30 December 1998

(hereinafter referred to as « the AGREEMENT »)

between

SAGEM SA, a French corporation having its registered office at 6 avenue d’Iéna, 75116 Paris, France, represented by Mr. Jean-Paul THIERRY, Managing Director, Security of the Defense and Security Division,

(hereinafter referred to as « SAGEM »),

and

HEIMANN BIOMETRIC SYSTEMS, a German corporation having its registered office at Loebstedter Strasse 107-109, 07749 Jena, Germany, represented by Dr. Bernd REINHOLD, President, (hereinafter referred to as «HBS»),

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

SAGEM SA intends to profit of pricing conditions offered by HBS for at least [****] LS1_CABINET. For that, SAGEM SA commits to order from TO until TO + 18 months, end of the month, at least [****] LS1_CABINET, under the terms of the Frame agreement agreed between the parties and hereafter attached.

TO is the date of signature by both parties of this document.

ARTICLE 2

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and on behalf of SAGEM SA	For and on behalf of HEIMANN BIOMETRIC SYSTEMS

Jean-Paul THIERRY	Bernd REINHOLD
Managing Director,	President
Security Activity
Defense and Security Division
Date: March 2nd, 2001	Date: March 9th, 2001
Attachment : Frame Agreement for LS1_CABINET

1 of 1

Attachment to Amendment no. 2 to the AGREEMENT

Frame Agreement for LS1_CABINET

1. Terms and Conditions for the supply of LS1-CABINET products

Herewith SAGEM shall commit to order [****] LS1_CABINET_V115 and/or LS1_CABINET_V230 products to be delivered during a time period starting from TO until TO +18 months, end of the month in single shipments.

The time period shall start on the date of signature by both parties of the amendment N°:2 to the AGREEMENT N°: DDS/65/413/Pse signed on 30 December 1998 (TO).

SAGEM and/or its subsidiary, SAGEM Morpho Inc (SMI), shall issue single call orders defining the quantity, the Voltage version and the delivery destination for these single shipments.

•

The price for LS1_CABINET_V115 and LS1_CABINET_V230 products per piece will be those applicable according to the discount for a single order with similar quantity, agreed in the Amendment no. 1 to the AGREEMENT. This price shall be used starting with the first shipment already.

Price:..................[****]

•	SAGEM shall send to HBS forecasts for the expected call orders LS1_CABINET products quantities and product version, for a following six (6) months period. HBS expects these forecast information:

•	on TO, to cover the period from TO to TO + 6 months,

•	on TO + 5 months to cover the period from TO + 6 months to TO + 12,

•	on TO + 11 months to cover the period from TO + 12 months to TO + 18,

These forecasts shall mention separately the SAGEM and the SAGEM Morpho Inc. LS1 CABINET product information.

The total quantity of the three SAGEM forecasts shall represent [****] LS1_CABINET products.

The total quantity of the three SAGEM Morpho Inc. (SMI) forecasts shall represent [****] LS1_CABINET products.

If the necessary forecast information is not available on one of the indicated date, then HBS will take into account a forecast quantity, for the concerned period, of [****] LS1_CABINET products for SAGEM ([****] in V230 version and [****] in V115 version) and [****] LS1_CABINET_V115 products for SAGEM Morpho Inc.

However the total quantity of LS1_CABINET products to be forecasted by SAGEM during the 18 months period shall never exceed [****] without the SAGEM consent.

•

Within each of the six (6) months periods above mentioned, SAGEM and SAGEM Morpho Inc. shall issue, call orders covering the whole quantity of the concerned forecast. These call orders shall mention the required quantities and the LS1 CABINET version (LS1_CABINET_V115 and/or LS1 _CABINET_V230).

1 of 3

Attachment to Amendment no. 2 to the AGREEMENT

•	HBS shall have the forecasted quantity of LS1_CABINET products available as follows:

• Regular shipment of max. 10 pieces	lead time 4 weeks A.R.O

• Regular shipment of max. 25 pieces per month	lead time 8 weeks A.R.O.,

• Regular shipment of max. 25 pieces per week	lead time 16 weeks A.R.O.,

•	SAGEM and SAGEM Morpho Inc., shall have the possibility, in the call orders to modify the product version of the LS1 CABINET.

•

At the end of each 6 months period, HBS shall establish the total number of products delivered to SAGEM and to SAGEM Morpho Inc., during this period, and shall compare this number to the number given by the forecasts at the beginning of this period.

•	If the realized numbers of sales are lower than forecasted for the concerned 6 months period, then:

•

SAGEM will issue call orders covering the remaining quantity and mentioning the required LS1 CABINET version (LS1_CABINET_V115 and/or LS1_CABINET_V230) and delivery destination, on TO + 5 months and/or TO + 11 months.

•	HBS will ship all remaining LS1_CABINET_products to SAGEM and/or to SAGEM Morpho Inc. according to the here above call orders and invoice them to SAGEM.

•

SAGEM have the right to increase the forecast quantity by additional 10 LS1_CABINET products of both versions with a 1 month forecast period prior the date of the delivery. For larger quantities SAGEM SA and/or SAGEM Morpho Inc. shall announce the increased quantity 3 months prior to the delivery date.

•

If the number of delivered LS1_CABINET products has reached the frame agreement quantity earlier than the end of the 18 months frame agreement period, then the frame agreement is fulfilled but the economical conditions of the frame agreement will apply until TO +18 months, end of the month.

•

If the total realized number of ordered LS1_CABINET products, on TO + 18 months, end of the month, are lower than the frame agreement quantity for LS1_CABINET products, then SAGEM SA has failed the frame agreement. In this case HBS would charge compensations calculated as follows:

•

For the number of ordered LS1_CABINET, the price difference between the price given in this amendment and the price of a separate order with similar quantity, based on the commercial conditions of “Exhibit 3 Discount on HBS price list applicable to SAGEM” set forth in the amendment N°l to the AGREEMENT, plus

•	[****] of the LS1_CABINET product price set forth in this amendment, for each LS1_CABINET product not ordered.

These compensations shall be charged to SAGEM.

2 of 3

Attachment to Amendment no. 2 to the AGREEMENT

2 . Payment conditions for LS1_CABINET products

Terms of delivery:	Ex work (ICC Incoterms ed. 2000)

Terms of payment:	Invoicing will be made for each individual shipment 100% payment 30 days after date of delivery

Issuing of invoices:	Invoices will be issued always with the date when the ordered equipment is ready to picked up at the HBS location in Jena / Germany.

Payments:

Each invoice shall be paid without deduction, deferment, set-off, counter claim or other withholding whatsoever.

All bank charges are for the account of SAGEM. Payments shall be made free at HBS’s paying office.

Account:	All payments to the account of Supplier at: [****]

For and on behalf of	For and on behalf of
SAGEM SA	HEIMANN BIOMETRIC SYSTEMS

Jean-Paul THIERRY	Bernd REINHOLD
Managing Director,	President
Security Activity
Defense and Security Division
Date : March 2nd, 2001	Date: March 9th, 2001

3 of 3

Amendment no. 3

to the Agreement no. DDS/65/413/Pse

(hereinafter referred to as « the AGREEMENT »)

signed on 30 December 1998

between

SAGEM SA, a French corporation having its registered office at 27 rue Leblanc, 75115 Paris, France, represented by Mr. Jean-Paul THIERRY, Managing Director, Security Activity of the Defense and Security Division,

(hereinafter referred to as « SAGEM »),

and

HEIMANN BIOMETRIC SYSTEMS, a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Dr. Bernd REINHOLD, President,

(hereinafter referred to as « HBS »),

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

The Parties agree to add the new HBS scanner product LS1/P++ to the list of products offered by HBS to SAGEM in the AGREEMENT and its amendments 1 and 2. The technical description of this product “LS1/P+, P++, T+, LITE. Delivery Specification : OEM/VAR version” Ref.: LS1_DLV_SPEC_OEMVAR Version 10 dated 11 March 2002 is attached to this Amendment.

The LS1/P++ product will be handled as part of the current frame contract set forth in Amendments 1 and 2 to the AGREEMENT and will also be included in the corresponding quantity calculation of the frame contract.

	Description of the product	Frame order Price

1	LS1/P++ subsystem LS1/P++ scanner block with IEEE interface IEEE interface cable Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]

2	LS1/P++/PAD subsystem LS1/P++ scanner block with IEEE interface and integrated signature PAD IEEE interface cable Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]

The products will be available from HBS as follows:

• Regular shipment of max. 10 pieces	lead time 4 weeks A.R.O.,

• Regular shipment of max. 25 pieces per month	lead time 8 weeks A.R.O.,

• Regular shipment of max. 25 pieces per week	lead time 16 weeks A.R.O.,

Payment for orders of LS1/P++ products in the frame of this Amendment shall be processed within 60 days from the date of invoice.

ARTICLE 2

The Parties agree to add the new HBS scanner product LS1/LITE to the list of products offered by HBS to SAGEM.

The LS1/LITE product will be handled as a separate product according to the attached price list and shall not be part of the frame contract. The technical description of this product “LS1/P+, P++, T+, LITE. Delivery Specification : OEM/VAR version” Ref.: LS1_DLV_SPEC_OEMVAR Version 10 dated 11 March 2002 is attached to this Amendment.

	Description of the product	List Price

1	LS1/LITE subsystem LSI/LITE scanner block with IEEE interface IEEE interface cable Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]

2	LS1/LITE/SUITCASE Optionally available transport suitcase equipped with wheels and transport handle	[****]

The products will be available from HBS as follows:

• Regular shipment of max. 10 pieces	lead time 4 weeks A.R.O.,

• Regular shipment of max. 25 pieces per month	lead time 8 weeks A.R.O.,

• Regular shipment of max. 25 pieces per week	lead time 16 weeks A.R.O.,

Payment for orders of LS1/LITE products in the frame of this Amendment shall be processed within 60 days from the date of invoice.

HBS will support the evaluation and the market introduction of the new LS1/LITE product. For that purpose every system ordered by SAGEM and/or SMI from signature of this amendment will be provided with [****] discount on the above mentioned list price.

The parties agree to start negotiations in the event of specific projects with special requirements.

ARTICLE 3

The Parties agree to add the products mentioned in Article 1 and 2 of this Amendment to a new frame contract (Amendment no. 4 to the AGREEMENT), which is intended to be valid from August 2002 as replacement of the current frame contract agreements.

ARTICLE 4

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and of its amendments Nr 1 and 2 remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this AMENDMENT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and on behalf of	For and on behalf of

SAGEM SA	HEIMANN BIOMETRIC SYSTEMS

Jean-Paul THIERRY	Dr. Bernd REINHOLD
Managing Director,	President
Security Activity of the Defense
and Security Division
Date : . .2002	Date: 12th April 2002

Delivery Specification: SAGEM OEM Configuration

Heimann Biometric Systems GmbH

Unstrutweg 4

07743 Jena

Federal Republic of Germany

Document Code:	LS1_DLV_SPEC_SAGEM
Document Version:	13 (11 March 2002)

Preface

This Delivery Specification Document provides all the information suitable for SAGEM SA as an OEM customer/system integrator to reference the technical requirements in purchase orders for the products referenced herein.

Disclaimer

No part of the “Delivery Specification” may be reproduced, transcribed, stored, or transmitted without the prior consent of HBS. For SAGEM SA and SMI, this consent is explicitly given with respect to the purposes of the according OEM contract.

Revision History

Version	Date	Author	Document revision history

1	26 April 1999	Uwe Richter	Creation of document

2	19 May 1999	Uwe Richter	Added more detailed specifications

3	03 June 1999	Uwe Richter	Added drawings and pictures

4	06 June 1999	Uwe Richter	Added drawings and pictures

5	08 June 1999	Uwe Richter	Reviewed Tables and Drawings

6	21 June 1999	Uwe Richter	Included referenced lists

7	05 August 1999	Uwe Richter	Finalized this document for SAGEM

8	20 October	Uwe Richter

changed “Foot Pedal” type to ILM_FSW3

added scanner protecting cover hinge option

included final product certificate list (UL...)

updated C++ compiler version (now 6.0)

updated Capture Server version (now 2.0)

updated memory and CPU configuration of PC

9	5 November 1999	Uwe Richter	included Y2K declaration updated spare parts, disclaimer

10	28 March 2000	Uwe Richter

changed Print Server v2.21 to v3.0

changed Capture Server v 1.1 to v 2.0

changed scanner transport packaging from Type1 to Type 4

changed LS1_PWR_CTRL from v1 to v2 and updated to 2 short cables for ATX_Power_On_Adapter1

11	13 July 2000	Uwe Richter	removed everything which is now defined in the applicable “Delivery Specification” of the HBS Standard Product, in order to keep here only the specific changes or amendments for the configuration of the product defined for Sagem and SMI

12	03 August 2001	Uwe Richter	added LS1/T+ scanner, updated new software versions for Capture Server (2.7) and Print Server (4.1), moved Capture Server spec overview hereto

13	11 March 2002	Uwe Richter	added Capture-DLL

Amendment to “Delivery Specification” SAGEM OEM configuration	Page 2

Applicable Documents

Applicable Product Specification Document

“LS1/P+, T+, P++, LITE Delivery Specification: OEM/VAR Version”, HBS document code LS1_DLV_SPEC_OEMVAR, most recent version 9 (07 March 2002) with the amendments and changes contained herein.

Applicable Agreements between HBS and SAGEM SA

“AGREEMENT between SAGEM SA and HEIMANN BIOMETRIC SYSTEMS GmbH”, SAGEM contract no. DDS/65/413/Pse, HBS contract no. 12680/01-1998/OEM

Software Specification

Capture Software

Operating system	Microsoft Windows NT 4.0 Workstation	Microsoft Windows-2000 Professional

Type of Software	Server for CORBA compliant applications	Windows DLL

Tools required for developing the user application	Microsoft Visual C++ 6.0	Microsoft Visual C++ 6.0

Tools required for running the driver in connection with the user client application	Direct Draw 2.0, Windows-NT SP-5, Orbix 2.3c03 for Windows NT	Direct Draw 2.0, Windows-2000 SP-2

Interface Definition Language (IDL)	defined in separate document “Capture Server API”	defined in separate document “Capture DLL API”

Interface Functions (overview):

• defines and structures	all definitions and structures which are used by the following interfaces

• main interface	functions with a main scope of general functions for the optoelectronic scanner block, like initialization, shutdown, version inquiry

• grabber interface	functions which are related to the image capturing functionality of the interface board

• finger interface	functions for controlling the finger scanner device (small optic) of the optoelectronic scanner block

• palm interface	functions for controlling the palm scanner device (large optic) of the optoelectronic scanner block

• keypad interface	functions for controlling the integrated keypad of the optoelectronic scanner block

• footswitch interface	functions for controlling the footswitch of the optoelectronic scanner block

• beeper interface	functions for controlling the internal sound beeper of the optoelectronic scanner block

• signature interface	function for capture of signatures as image of the optoelectronic scanner block

• error definitions	all error definitions (return codes)

Version	latest version shipped out: defined in the Parts List

Version Mark	version and built number can be read-back via the interface, and can be checked by right-mouse click on the file (properties...)

Amendment to “Delivery Specification” SAGEM OEM configuration	Page 3

Card Print Server

Operating system	Microsoft Windows NT 4.0 Workstation	Microsoft Windows-2000 Professional

Type of Software	Server for CORBA compliant applications	Server for Microsoft Windows COM/DCOM

Tools required for developing the user application	Microsoft Visual C++ 6.0	Microsoft Visual C++ 6.0

Tools required for running the driver in connection with the user client application	Direct Draw 2.0, Windows-NT SP-5, Orbix 2.3c03 for Windows NT	Direct Draw 2.0, Windows-2000 SP-2

Interface Definition Language (IDL)	defined in separate document “Print Server API”	defined in separate document “Print Server COM API”

Interface Functions (overview):

• defines and structures	all definitions and structures which are used by the following interfaces

• main interface	functions for version information and process killing

• JobCommon interface	functions for changing job parameters, deleting jobs, getting jobs

• Job interface	functions for adding, suspending and resuming jobs

• Failure interface	functions for printing failed jobs again

• Format interface	functions for retrieving the available print formats

• Printer interface	functions for retrieving the available printers

• error definitions	all error definitions (return codes)

Version (current version shipped out)	see section of this document “Parts List”

Version Mark	version and built number can be read-back via the interface

Amendment to “Delivery Specification” SAGEM OEM configuration	Page 4

Parts List

Standard Parts

The order code for the scanner subsystem in the SAGEM specific configuration is:

1a.	LS1/P+/OEM/SAGEM	Scanner System, complete	2KS	except cabinet, print server
1b.	LS1/T+/OEM/SAGEM	Scanner System, complete	2KS	except cabinet, print server
1c.	LS1/P++/OEM/SAGEM	Scanner System, complete	1	except cabinet, print server
1d.	LS1/LITE/OEM/SAGEM	Scanner System, complete	1	except cabinet, print server

The following line item is included as standard in shipments of LS1/P+ and LS1/T+ systems and in the agreed price (= not an option)

1.1.6.	LS1_PWR_CTRL	LS1 Power Control Kit, consists of:	2
	ATX_POWER_ON_ADAPTER1	Adapter Set (Slot Bracket, PCB, 2 short flat cables)	2
	ILM_CAB11_ATX	Cable No. 11 (ILM to Adapter Set)	1

Remark: LS1/P++ and LS1/LITE scanners do not provide this feature and therefore do not have this part in the shipment.

Instead of the standard basic scanner operating software, the following special scanner driver software is licensed together with the shipment of scanner hardware:

1.3	LS1 Operation Software:
1.3.1	LS1_CAPTURE_DLL	scanner driver software, Runtime License	3.2

Amendment to “Delivery Specification” SAGEM OEM configuration	Page 5

Optional Parts

The following line item is available as a separate product option for an agreed separate price:

2.	LS1 Application Software:
2.1.	LS1/CARDPRINT/OEM/SAGEM	Print Server, Runtime License	5.0	starting with version 5.0, the print server has the COM/DCOM interface
	NISTPack	WSQ Compression (AWARE), Runtime License	2.11
	AccuPrint	Grayscale Dithering (AWARE), Runtime License	1.01

Amendment to “Delivery Specification” SAGEM OEM configuration	Page 6

Delivery Specification: SAGEM OEM Version

Heimann Biometric Systems GmbH

Loebstedterstrasse 107-109

07749 Jena

Federal Republic of Germany

Document Code:	LS1_DELIV_SPEC_SAGEM
Document Number:	RT1489_103.DS
Document Version:	10 (28 March 2000)

1 PREFACE	4

1.1 NOTICE	4
1.2 DISCLAIMER	4
1.3 TRADEMARKS	4

2 DOCUMENT IDENTIFICATION	5

2.1 REVISION HISTORY	5
2.2 SCOPE	6
2.3 SYSTEM OVERVIEW: DEFINITION OF INTENDED USE	6
2.4 ABBREVIATIONS	6

3 DOCUMENTS USED	7

3.1 REFERENCED DOCUMENTS	7
3.1.1 Standards	7
3.1.2 Government documents	7
3.1.3 HBS documents	7
3.2 APPLICABLE DOCUMENTS	7
3.2.1 Standards	7
3.2.2 Government documents	7
3.2.3 Customer documents from SAGEM SA	7

4 OPERATIONAL REQUIREMENTS	8

4.1 SYSTEM OPERATING MODES	8
4.2 USING STAGES OF THE SYSTEM	8
4.2.1 Shipping	8
4.2.2 Stocking	8
4.2.3 Installation	8
4.2.4 Usage and Maintenance	9
4.2.5 Disqualification from being used	9

5 SPECIFIC REQUIREMENTS FOR LIVESCAN EQUIPMENT	10

5.1 SCANNER IMAGE QUALITY SPECIFICATION	10
5.2 IMAGE SIZE FOR ALL POSSIBLE SCANNING FORMATS	10

6 HARDWARE SPECIFICATIONS	11

6.1 FUNCTIONAL SPECIFICATIONS AND INTERFACES	11
6.1.1 Scanner Functions	11
6.1.2 Scanner Module Interfaces	12
6.1.3 Cabinet Functions	13
6.2 PERFORMANCE	14
6.2.1 Scanner Performance	14
6.2.2 Cabinet Performance	14
6.3 SIZE, WEIGHT AND OTHER PHYSICAL PARAMETERS	14
6.3.1 Scanner Module	14
6.3.2 Cabinet	14
6.4 POWER SUPPLY	16
6.4.1 Scanner Block	16
6.4.2 Cabinet (without PC, scanner, monitor,…)	16
6.4.3 Preparation for the use of a system UPS	16
6.5 ENVIRONMENTAL CONDITIONS	17
6.5.1 Environmental Conditions during Operation	17
6.5.2 Environmental Conditions during Transportation	17
6.5.3 Environmental Conditions during Storage	17
6.6 REQUIREMENTS FOR THE PC EQUIPMENT	18
6.6.1 Minimum Configuration for the PC	18
6.6.2 Additional PC and System Components	18
6.7 TRANSPORTATION AND PACKAGING	19

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 2

6.7.1 Transport Packaging of the Scanner Block	19
6.7.2 Transport Packaging of the Cabinet	20
6.8 STANDARDS COMPLIANCE AND PRODUCT CERTIFICATES	22
6.8.1 Certificates for General Technical Performance	22
6.8.2 Certificates for Specific Livescan Performance:	22
6.8.3 Y2K Declaration	23
RECORD OF FINAL TEST (SAMPLE)	23

7 SOFTWARE AND DOCUMENTATION DELIVERY	25

7.1 SOFTWARE SPECIFICATION	25
7.1.1 Capture Server	25
7.1.2 Card Print Server	25
7.2 SOFTWARE SHIPMENT	26
7.2.1 Configuration	26
7.2.2 Handling of Software Delivery	26
7.3 DOCUMENTATION DELIVERY	26

8 PARTS LIST	27

8.1 STANDARD PARTS	27
8.2 ADDITIONAL (OPTIONAL) PARTS OR FEATURES	29
PACKING LIST (SAMPLE)	30

9 MAINTENANCE, SERVICE AND REPAIR	31

9.1 RELIABILITY FIGURES	31
9.1.1 Preconditions for Applying Reliability Figures	31
9.1.2 MTBF	31
9.1.3 MCBF	31
9.1.4 MTTR	31
9.1.5 Reliability of selected components of the system	31
9.2 MAINTENANCE LEVELS	31
9.2.1 Preventive Maintenance	31
9.3 SERVICE	32
9.4 REPAIR	33
9.4.1 Problem Report (Form Sheet)	33
9.4.2 Return Shipment Authorization	34
9.4.3 Repair by authorized Service Facility	34
9.5 SPARE PARTS	35
9.6 CONSUMABLES (CONSUMPTION MATERIAL)	37
9.7 TOOLS	38
9.8 TRAINING	38

10 APPENDIX: TECHNICAL DRAWINGS AND PICTURES	39

10.1 DRAWING “LS1/P+SCANNER”	39
10.1.1 External views of the LS1/P+ MODULE	39
10.1.2 Detail: connectors at the rear side of the module	40
10.1.3 Option: Protecting cover hinge over the scanner workspace	40
10.2 PICTURE “LS1/P+SCANNER”	41
10.3 DRAWING “LS1_CABINET” WITH TRANSPORT PALETTE	42
10.4 PICTURE “LS1 CABINET”	43
10.5 PICTURE “K-PCEY-111B” BOARD	43
10.6 PICTURE “ILM_CAB1_FG” CABLE	44
10.7 PICTURE “ILM_CAB10_COM2” CABLE	44
PICTURE “ILM_FSW3” FOOT SWITCH	44
PICTURE “LS1_PWR_CTRL” CABLE SET	45
10.10 PICTURE “SCANNER CONSUMABLES”	45
10.11 PICTURE “SUPPLIES RACK FOR CABINET”	45
10.12 PICTURE “SCANNER GENERAL DEVICE PACKAGING”	46
10.13 PICTURES OF SEVERAL POWER CORDS LS1/CAB7/xx	46

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 3

1	Preface

This Delivery Specification Document provides all the information suitable for SAGEM SA as a OEM/system integrator to reference the technical requirements in purchase orders for the LS1/P+ live-scan fingerprint and palm print system.

1.1	Notice

Information provided in this document describes hardware and software proprietary to Heimann Biometric Systems GmbH, Germany.

1.2	Disclaimer

Changes which would affect the functionality, interfaces and fundamental certificates of the products will be handled according to the OEM contract between HBS and SAGEM SA. Other changes will be informed in advance by written notice to SAGEM SA.

Copyright © 1999-2000 Heimann Biometric Systems. All rights reserved.

No part of this manual may be reproduced, transcribed, stored, or transmitted without the prior consent of HBS. For SAGEM SA, this consent is explicitly given with respect to the purposes of the according OEM contract.

Heimann Biometric Systems GmbH

Loebstedterstrasse 107-109

07749 Jena

Federal Republic of Germany

Phone:	++49 (36 41) 429 718
Fax:	++49 (36 41) 429 741
Email:	info@hbs-jena.com
Website:	www.hbs-jena.com

1.3	Trademarks

LS1/P is a trademark of HBS. Other trademarks are the property of the respective holders.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 4

2	Document Identification

2.1	Revision History

Version	Date	Author	Document revision history
1	26 April 1999	Uwe Richter	Creation of document

2	19 May 1999	Uwe Richter	Added more detailed specifications

3	03 June 1999	Uwe Richter	Added drawings and pictures

4	06 June 1999	Uwe Richter	Added drawings and pictures

5	08 June 1999	Uwe Richter	Reviewed Tables and Drawings

6	21 June 1999	Uwe Richter	Included referenced lists

7	05 August 1999	Uwe Richter	Finalized this document for SAGEM

8	20 October	Uwe Richter	changed “Foot Pedal” type to ILM_FSW3 added scanner protecting cover hinge option included final product certificate list (UL...) updated C++ compiler version (now 6.0) updated Capture Server version (now 2.0) updated memory and CPU configuration of PC

9	5 November 1999	Uwe Richter	included Y2K declaration updated spare parts, disclaimer

10	28 March 2000	Uwe Richter	changed Print Server v2.21 to v3.0 changed Capture Server v 1.1 to v 2.0 changed scanner transport packaging from Type l to Type 4 changed LS1_PWR_CTRL from vl to v2 and updated to 2 short cables for ATX_Power_On_Adapter1

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 5

2.2	Scope

This manual is the official delivery specification reference for shipments of the products explained herein from HBS to SAGEM SA and SMI as contracted OEM customers.

2.3	System overview: Definition of Intended Use

The LS1/P+ product is a complete system solution for a booking workstation with fingerprint and palm print scanning capturing of live fingers. The LS1/P+ module is compact designed with fully integrated fingerscanner platen (small scanner) and flats/palm scanner platen (large scanner in the middle), function key pad (at the left) with cursor keys, and signature capturing pad (above the small scanner). Handles are included on both sides for carrying. The livescan module is self contained and can be used either as a desktop device or mounted in to the LS1 cabinet.

2.4	Abbreviations

ANSI	American National Standards Institute (U.S.A.)
API	Applications Programming Interface
CE	Community Europa
CJIS	Criminal Justice Information Services
EMI	Electromagnetic Interference
EN	European Norm (standard)
ESD	Electrostatic Discharge
FBI	Federal Bureau of Investigation
GUI	Graphical User Interface
HBS	Heimann Biometric Systems GmbH
IAFIS	Integrated Automated Fingerprint Information System
MFC	Microsoft Foundation Class
NIST	National Institute of Standards (U.S.A.)
NT	Microsoft Windows NT (New Technology) Operating System
OEM	Original Equipment Manufacturer
PCI	Peripheral Component Interconnect local bus
RCMP	Royal Canadian Mounted Police
SMI	Sagem Morpho, Inc.
UL	Underwriter’s Laboratories
VDE	Verein Deutscher Elektroingenieure (Society of German Electrical Engineers)
WSQ	Wavelets Scalar Quantization

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 6

3	Documents Used

3.1	Referenced Documents

3.1.1	Standards

Data Format: US national standard “Interchange of Fingerprint Information”, ANSI/NIST-CSL 1-1993.

3.1.2	Government documents

Image Quality: FBI standard CJIS-RS-0010 (V4R1), Appendix G requirements

“Certificate for compliance of the LS1/P+ livescanner with the IQS requirements”, letter issued by the U.S. Department of Justice, FBI, Criminal Justice Information Services Division, Deputy Assistant Director Communications & Technology Mr. Harlin R. McEwen

3.1.3	HBS documents

“Test Procedures for Verifying RJM’s LiveScanner Image Quality Requirements”, HBS document LS1_CERT, prepared by HBS (former RJM), dated 4 March 1998, submitted to and accepted by the FBI CJIS division

“Report on the results of the evaluation of HBS’ fingerprint and palm print livescan device regarding the Image Quality Specification (IQS) of the EFTS standard”, HBS document LS1_IQS_certification_report, prepared by HBS, dated 30 June 1998, submitted to the FBI in order to apply for FBI Certification, category Ten Print Live Scan Systems

3.2	Applicable documents

3.2.1	Standards

Data Format: US national standard “Interchange of Fingerprint Information”, ANSI/NIST-CSL 1-1993.

3.2.2	Government documents

Image Quality: FBI standard CJIS-RS-0010 (V4R1), Appendix G requirements

3.2.3	Customer documents from SAGEM SA

“AGREEMENT between SAGEM SA and HEIMANN BIOMETRIC SYSTEMS GmbH”, SAGEM contract no. DDS/65/413/Pse, HBS contract no. 12680/01-1998/OEM

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 7

4	Operational Requirements

4.1	System operating modes

The LS1 system has 3 operational modes:

•	initial self tests,

•	operational mode,

•	calibration mode.

At the switch-on of the equipment, there is an autotest stage. This phase shall detect technical problems of the equipment. The errors found by the self test are prompted by according messages on the PC screen. If there is no problem and no errors detected, the equipment can be considered as an operational equipment otherwise the equipment needs the maintenance stage.

The operational mode can be as long as required, the system is designed to work 24 hours a day.

4.2	Using stages of the system

The using stages of the equipment are outlined below :

•	shipping,

•	stocking,

•	installation,

•	usage and maintenance,

•	disqualification from being used.

4.2.1	Shipping

Shipping has to be made in the original transportation box SCANNER_PACKAGING Type 1.

4.2.2	Stocking

Stocking has to be made in the original transportation box SCANNER_PACKAGING Type 1.

4.2.3	Installation

The livescanner system has to be installed inside of buildings, protected against the influence of open-air environment (rain, fog, dust, sand storm). The system has to be placed on an even, stable floor which is appropriately stable enough to hold the weight of the system.

The use of halogen lamps directly above or near the livescanner is not allowed, due to the negative influence on image quality of the optical scanner principle. Direct sun light exposure to the scanner platens is also not allowed.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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4.2.4	Usage and Maintenance

Operation of the system has to be performed in accordance to the “LS1 User Manual”, which contains the basic instructions especially regarding the hardware part of the product, and in addition to the appropriate software operating manual, which shall explain how to use the system with help of the software functions.

The scanner contains means for keeping the scanner platens in a certain warm temperature condition to avoid condensation of sweat or humidity, which could degrade the image quality. Depending on the environmental temperature at the place of installation, it takes some time to warm up the platens after switching-on the scanner for the first time after a power-off period. Therefore it is highly recommendable to keep the scanner in the “stand-by mode” when not in use, where the internal electronics is still working for controlling the heater means. Under this condition, the scanner platens are always ready to be used with the correct temperature, and the operator can switch-on the system and start to work within the short time for loading the PC operation system and the application software.

If that is not the case (e.g. the scanner is not kept in stand-by mode), then a certain warm-up time shall be used before starting the operation. The time depends highly from the environmental temperature and the question whether the air in the room is ventilated/air conditioned. As a rough figure for typical office room conditions, a time period of 1 hour for warm-up can be assumed.

4.2.5	Disqualification from being used

In case of technical problems which cannot be solved immediately, the system has to be switched off and only qualified and authorized technical personnel has to proceed with evaluations.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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5	Specific Requirements for Livescan Equipment

5.1	Scanner Image Quality Specification

Standard Compliance	compliant to the FBI Standard CJIS-RS-0010 (V6R2) “IAFIS Image Quality Specifications for Scanners”, appendix G

Geometrical Accuracy (IQS2.1)	better than ± 1.5%

Optical Modulation Transfer Function (IQS2.2)	better than the limit curve: linear falling from 100% at 0 Line pairs/mm down to 0% at 10 Line pairs/mm

Signal-Noise-Ratio (IQS2.3)	better than 125 (42 dB)

Gray Scale Dynamic Range (IQS2.4)	>200 Scales (80%) >128 Scales (99%)

Gray Scale Linearity (IQS2.5)	better than ± 5%

Gray Scale Uniformity (IQS2.6)	better than 1% (mean) and 10% (pixel peak value)

Certificates	FBI IQS, App. G (USA)

5.2	Image size for all possible scanning formats

The following table is a list of the pixel count of all images returned from the LS1 livescanner in all available scanning modes. The application program can reduce this size when processing the received images (for example for the smaller format of the FBI writer’s palm definition) and can use self-defined colored overlay rectangles on the capture screen for informing the operator about the size and position of the format to be scanned.

Type	Pixel Count (H x V)

Palm, complete	2400 x 2604

Writer’s Palm (Hypothenar)	800 x 2600

Control Flats (4 Fingers)	1480 x 1120

Control Thumbs	440 x 880

Finger (rolled + plain)	800 x 750

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6	Hardware Specifications

6.1	Functional Specifications and Interfaces

The following is an overview on the specifications of the LS1/P+ system.

6.1.1	Scanner Functions

Supported Kind of Fingerprint Capturing	• Standard 10-Finger-Prints (Tenprint Card)

• Palm prints

Scanning Functions	• rolled and plain fingers

• control 4 fingers (flats)

• control thumbs (simultaneous or separately)

• palm

• writer’s palm / hypothenar

Scanning Times • rolled finger print capturing	start/stop and speed of rolling adopts automatically to the user action

• recommended rolling speed	around 2 seconds for the rolled print per finger

• max. time for rolling the rolled print	5 seconds after starting to roll (if the time is longer, than the rolling capturing mode stops automatically and returns the image which was captured up to that time)

• single plain finger print	<< 1 sec

• flat-4-fingers, flat-thumbs, palm print, writer’s palm	< 1.5 sec

Display Speed • while fingerprint positioning (before rolling)	live image

• while rolling	result image (rolled print)

Contrast Adjustment	automatic adjustment function for optimum quality (to be activated through the API)

Function Key Pad	flat function keypad on the scanner:

• cursor cross for the selection of functions (←¯→)

• confirmation key (OK)

• 2 additional keys

function of each key is defined by and can be changed through software

Signature Capturing Function	integrated signature capturing pad, captures shape (2- dimensional image) and pressure (intensity) of a dynamically written signature

Protecting Cover above Workspace	standard: such cover not included

optional: integrated cover over the entire workspace (scanner platens, function keypad, signature pad) - has to be ordered separately

Foot Pedal	for easy operation while capturing the prints

power on/off switching of the complete system (including PC)	cable set (LS1_PWR_CTRL) for connection between scanner block and PC, and inside the PC to the ATX motherboard

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6.1.2	Scanner Module Interfaces

PC data interface	high density 3-row 62-pins D-Sub connector, with RS422 data signals (16 bits) and bidirectional I2C data interface

AC power Input	115V or 230V, 50 or 60 Hz manually set with the according switch at the rear side

Foot Pedal	input, TTL (5 V level) via pull-up and serial current limiting resistor from the internal 5 V of the scanner

12 V output	rated output current 1 A, with internal self-reset fuse 1.35 A

Signature Pad	bi-directional RS-232 (V.24) serial interface

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6.1.3	Cabinet Functions

monitor space	large installation space for a state-of-the-art highest resolution 19" (max 21" for specific types) colour PC monitor (preferably “ADI” Microscan 6-P, 475 x 483 x 487 / W x H x T, 25 kg)

monitor protection	high impact break-proof security glass window in front of the monitor, with suitable free space for placing a product name or logo at the bottom of this door

Cover hinge above the scanner platens	The cover hinge is an OPTION which could be ordered for a specific customer project.

keyboard protection	hide-away keyboard tray for keyboards with integrated pointing device (touchpad or trackball or trackpoint, preferably “Cherry” keyboard type G80-1190 or similar)

livescanner module installation	mounting space for the LS1/P+ Livescan module, with all required holders - the scanner module sits on slide rails and can be slid in/out very easily during assembling, installation and maintenance

PC installation	installation space for a PC (mini tower form factor)

UPS installation	installation space for an Uninterruptable Power Source (UPS) (preferably from “APC” type SU-700)

cooling system for all installed components of the system	• cooling fans with max. 160 m3/h throuput, air intake filtered by replaceable air filters against dust

• filter exchange is done from outside by simply removing the filter cover plates (no tools required)

dust protection	• all doors (monitor door, PC door, rear door) contain rubber stripes to create an “air proof” condition and protects the contents against dust

• the cable in-out opening in the cabinet bottom contains a special soft rubber stripe that goes around every cable

• the air intake openings for the cooling fans at both cabinet sides contain air filters

• this dust protection is only valid if all doors and the bottom plate are CLOSED

grill of air out area	made by metal (stable against mechanical impact)

plate for fixing the cabinet to the floor	• an additional metallic bracket is used on both sides of the cabinet to mount it to the wooden palette that is used during transportation

• these brackets can also be used to mount the cabinet at the place of installation to the floor (if required by the customer)

plates for fixing the monitor door	• two additional metallic brackets are used to fix the monitor door during transportation to the main cabinet body

• this avoids that the adjustment of the monitor door changes during the transportation

• after transportation, these brackets have to be removed

• therefore, the according screws are marked in RED color to guide the attention of the assembling people to that part

Accessories (Option)	supply rack (for consumption material)

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6.2	Performance

6.2.1	Scanner Performance

Scanner Resolution	true 500 Pixel/Inch (500 dpi)

Scanner Dynamic Range	true 8 bits = 256 gray scales, no missing scales

Signature Capturing Resolution	dynamically adjustable: 30 cpi to 400 cpi (counts per inch)

6.2.2	Cabinet Performance

Break protection specification of the monitor door glass window

• mechanical shock	ISO R179: 2.0 kg cm/cm
ISO R180: 2.6 kg cm/cm

• metallic ball impact	1000 g acceleration from height 1.2 m
290 g acceleration from height 4.5 m

6.3	Size, Weight and other Physical Parameters

6.3.1	Scanner Module

Dimensions of the Scanner Module Housing	480 (W) x 550 (D) x 260 (H) mm3 = 18.9 (W) x 21.6 (D) x 10.3 (H) inches[3]

Dimensions of the optically scanned Area on the Platen: Rolled Fingerprint Capturing	41 x 39 mm2 (1.62 x 1.50 inches) (Remark: the dimension of the glass is larger and not specified here)

Dimensions of the optically scanned Area on the Platen: Palm + Flats Capturing	• 81x51 mm2 (3.20 x 2.00 inches) (flats) • 120 x 130 mm2 (4.72 x 5.12 inches) (palm) • any section of the palm area (Remark: the dimension of the glass is larger)

Signature Capturing Active Area	55.5 mm x 39.5 mm (2.185 x 1.555 inches)

Distance front edge of scanner housing -beginning of scan area (vertical)	10 mm = 0.4 inch

Angle at the front edge of the module	60° with a flat and free front area over the full width and height of the module

Weight (scanner module)	29 kg = 63 lbs.

Mechanical Stability	71 kg static load down to the scanner surface

Color of housing	light gray (RAL 7035)

marking the active area vs. inactive area on the palm scanner platen

→     colored marks at the front and on both sides of the prism -the front mark designates the correct center position for the “slaps”, while the marks at the side designate the correct vertical position of the active area for the “slaps”

6.3.2	Cabinet

design	very ruggedised design, made with heavy welded sheet metal, for protecting the computer and livescan equipment against all kind of impact in the booking area

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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color of housing
• cabinet body	RAL 7035 light gray, standard texture

• doors	RAL 7035 light gray, fine texture

• blue side edges (front)	RAL 5002 B-l1/W1 blue, fine texture

weight	122 kg (220 lbs.) including the wooden transport palette

overall dimensions of the cabinet:
• width	625 mm (= 24.6 inches)

• height, incl. casters	1725 mm (= 67.9 inches)

• depth (cabinet only)	650 mm (=25.5 inches)

• depth (cabinet + scanner)	827 mm (= 32.5 inches)

maximum available space for PC and UPS (jointly available volume):

• height	500 mm - X (from bottom to 15 mm below the scanner module)

REMARK:

The opening of the cabinet front door is only 400 mm in height - this should be considered, especially regarding access to switches and floppy drives etc at the PC front side

• depth	490 mm - Y (from front side to the cable clamp bar at the back)

REMARK:

Note the required additional space “Y” for cables interfacing to the PC, where depending on the concrete position of the interface board at the PC rear side the cable might need more room!

• width	390 mm - Z1 - Z2 - Z3 (free space between both cooling fans)

REMARK:

Note the required space “Z1” for the UPS! - UPS and PC share the same volume.

Note the required free space “Z2” of 45 mm width between PC side and the cooling fan. This is required to ensure the free air flow for the cooling system of the cabinet!

Note the required free space “Z3” of 25 mm width between PC side and UPS side. This is required to ensure the normal cooling of the UPS battery when loading.

Note the position of the UPS below the cooling fans! The pre-selected (strongly recommended) type APC Smart-UPS 700 allows to make use of the free space below the cooling fans of the cabinet. Selection of another type of UPS should be done under consideration of the concrete space available.

general REMARK regarding the maximum available space for PC and UPS	The LS1 cabinet in general allows to install components in a very flexible way, due to the usage of 19 inch rack mount technology where additional plates and holders can be selected. It allows the system integrator to make their own choice of PC (tower or desktop housing) and UPS - even 19 inch rack mount PCs and UPSs could be used. This specification document cannot give exhaustive answers and details of how to make this. Please refer to the technical drawings, check a real cabinet, or contact HBS for further advice.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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mechanical stability of the fully assembled system	protected up to the following conditions:

• max. elevation of 20 degree angle (all doors closed) to all 4 sides

• max. force equivalent to 20% of the system weight but not more than 250N to the top edge

• max. static force of 800N vertically down to the top surface of the scanner workspace (condition: no mechanical damage)

• fully pulled-out keyboard tray, scanner module

REMARK:

additional protection can be achieved by fixing the cabinet with help of brackets to the floor ground (same brackets as used during transportation to fix the cabinet to the wooden palette)

6.4	Power supply

6.4.1	Scanner Block

supply voltages of the livescanner block		switchable between 115 V and 230 V

Power Consumption (scanner block)		depending on operating temperature 60 ... 160 VA

Supply Current	at 115V, standby	typ. 0.2 A ... 1.0 A
	at 115V, operation	typ. 0.3 A ... 1.4 A, max. 2.0 A
	at 230V, standby	typ. 0.1 A ... 0.5 A
	at 230V, operation	typ. 0.2 A ... 0.6 A, max. 1.0 A

6.4.2	Cabinet (without PC, scanner, monitor,…)

supply voltages of the cabinet	available in versions for 115 Volts (America) and 230 Volts (Europe), due to the different types of cooling fans

Power Consumption (cabinet)	max. 70 VA (operation) for the cooling fans

6.4.3	Preparation for the use of a System UPS

The system is designed to include an Un-interruptible Power Supply (UPS), to be installed inside the cabinet. The UPS is needed to prevent blackouts, brownouts, sags and surges from reaching the LS1/P+ module, the computer and other valuable electronic equipment. The UPS also filters out small utility line fluctuations and isolates your equipment from large disturbances by internally disconnecting from the utility line, while supplying power from its internal batteries until the utility line returns to safe levels.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6.5	Environmental Conditions

6.5.1	Environmental Conditions during Operation

place of operation	inside closed rooms in buildings

type of installation	fixed place (no portable application)

applicable standard	IEC 721, part 3-3

classification of applicable environment, according to the definitions in IEC 721	3K4/3Z2/3B2/3C2/3S2/3M4

ambient temperature range	+15 ...+35°C (+59 ...+95° F)

relative humidity range	10 ... 80% (non-condensing)

Noise Generation	< 60 dBA at lm distance and 1 m above floor level

Cabinet Cooling System	forced air flow with help of 2 cooling fans, installed on both lower sides inside the cabinet, temperature controlled with help of a temperature sensor which is placed directly above the monitor at the inner side of the top of cabinet

Conditions for Temperature Control	all cabinet doors must always be closed (except for a short moment when accessing the PC for replacing media in the drives or similar short actions) in order to ensure the forced air flow!

ATTENTION:

Opening the cabinet doors disturbs the forced air flow and can lead to significantly higher internal temperatures than specified for safe operation of the equipment!

6.5.2	Environmental Conditions during Transportation

Required Packaging	in original packaging, scanner module covered by water proof plastic foil and with internal desiccant

standard	according to IEC 721

ambient temperature range	-25 ... +60°C (-13 ... +140°F) dry environment, or max. up to +40°C (+104°F) humid environment

max. temperature change vs. time	max. 30 K/h

relative humidity range	10 ... 95% (non-condensing)

mechanical shock	max. 1.87 m/s (horizontal) max. 20.3 cm (free fall vertical)

6.5.3	Environmental Conditions during Storage

Required Packaging	in original packaging, scanner module covered by water proof plastic foil and with internal desiccant

ambient temperature range	-25 ...+60°C(-13...+140°F)

relative humidity range	10 ... 90% (non-condensing)

mechanical shock	max. 1.87 m/s (horizontal) max. 20.3 cm (free fall vertical)

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6.6	Requirements for the PC Equipment

These are the recommended configuration features for best performance (effective 10/99).

6.6.1	Minimum Configuration for the PC

PC Interface	plug-in card for the PCI bus + 1 cable (included as standard in the product)

Installation of Interface	1 free PCI slot and 1 free slot for ATX-Board only sheet required

PC CPU	Pentium III 500 MHz/comparable third parties’ CPU

PC main memory	256 Mbytes RAM or more

PC graphics adapter	fast XGA graphics (1280 x 1024 x 24bit colors) with DirectDraw support and 8 Mbytes memory, on AGP (2x) bus

PC serial interface	1 x free serial port for signature pad

PC UPS control	if the system should control the operation of a UPS like APC Smart-UPS, then 1 x additional free serial port is required

PC drives	floppy disc 3 1/2 inch, CD-ROM

6.6.2	Additional PC and System Components

PC form factor for use together with the LS1 cabinet	mini tower (refer to the cabinet drawings for maximum free space dimensions)

Monitor	high resolution 19 inch type strongly recommended (for use together with the LS1 cabinet, preferably the “ADI” Microscan 6-P) for displaying the large 1280x1024 pixel screen resolution with best ergonomics

PC operating system	Microsoft® Windows™ NT 4.0 Workstation with SP-4

PC/software language version	US English (standard) other languages on request

PC keyboard for use together with the LS1 cabinet	keyboard with integrated touchpad (no mouse) or trackpoint or trackball, preferably “Cherry” type G80-1190

supported UPS for use together with the LS1 cabinet	APC Smart-UPS type SU-700

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6.7	Transportation and Packaging

6.7.1	Transport Packaging of the Scanner Block

6.7.1.1   Shipment Packaging Type 4

For shipment by truck, air cargo and inside protected containers, the shipment packaging type 4 is used. The hardware and software of the LS1/P+ livescan device is always packed into this Shipment Packaging, consisting of the following parts:

A:	a flat carton box, dimensions 640 mm (W) x 430 mm (D) x 60 mm (H), containing all cables, footswitch, interface board, accessories, manuals, software on data media, all together sealed against humidity by a foil bag, put into C

B:	the livescan device, put between 2 shock absorbers on bottom and front sides, put into C

C:	a large carton box, dimensions 780 mm (W) x 650 mm (D) x 440 mm (H), containing parts A and B, sealed inside with a water-proof plastics foil and combined with some desiccant (silika-gel), with labels for product identification (product name, maker, country of origin, dimensions, gross weight) and marks for product handling instructions (keep dry, handle with care, keep upright, sensitive devices) on one of the sides of the carton weight: 38 kg = 84 lbs. (all together)

If not otherwise stated in the Purchase Order (PO), this packaging will be used as standard.

6.7.1.2   Scanner Shipment Packaging Type 3

For shipment of 4 scanners by sea freight and for all cases where handling by fork lift is required, the shipment packaging type 3 is used. It consists of the following:

C:	four (4) pieces of the LS1/P+ in their standard general device package, containing all parts of the product, put together into E

D:	additional shock absorbers/distance plates (polystyrol) between them

E:	an outer large wooden box, dimensions 1270 mm (W) x 790 mm (D) x 1170 mm (H), containing 4 x parts C and D, with labels for product identification (product name, maker, country of origin, dimensions, gross weight) and marks for product handling instructions (keep dry, handle with care, keep upright, sensitive devices) and the envelope with the shipment delivery documents

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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weight (TARA):	80 kg = 177 lbs.

weight (including goods):	236 kg = 523 lbs.

The use of this packaging is optional and must be clearly stated in the Purchase Order (PO).

6.7.2	Transport Packaging of the Cabinet

6.7.2.1   Cabinet Shipment Packaging Type 1

For shipment by truck and inside protected containers or closed railway wagons, the shipment packaging type 1 is used. It consists of the following:

A:	the cabinet, covered by a vinyl foil against humidity and fixed to “B” with metallic brackets and screws on both sides

B:	a wooden palette, dimensions 700 mm (W) x 750 mm (D) x 120 mm (H)

C:	an outer carton box, dimensions 650 mm (W) x 680 mm (D) x 1620 mm (H), containing part A, with labels for product identification (product name, maker, country of origin, dimensions, gross weight) and marks for product handling instructions (keep dry, handle with care, keep upright) and the envelope with the shipment delivery documents weight: 140 kg = 309 lbs. (including cabinet)

This package is not reusable.

If not otherwise stated in the Purchase Order (PO), this packaging will be used as standard.

6.7.2.2   Cabinet Shipment Packaging Type 2

For shipment by air cargo and for all cases where the container cannot be used, the shipment packaging type 2 is used. It consists of the following:

A:	the cabinet, covered and sealed by a vinyl foil against humidity, standing inside “D”

B:	a wooden palette, dimensions 700 mm (W) x 750 mm (D) x 120 mm (H)

D:	a wooden crate, dimensions 732 mm (W) x 750 mm (D) x 1800 mm (H), containing part A and mounted on part B, with labels for product identification (product name, maker, country of origin,

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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dimensions, gross weight) and marks for product handling instructions (keep dry, handle with care, keep upright) and the envelope with the shipment delivery documents weight: 180 kg = 400 lbs. (including cabinet)

REMARK

This wooden crate can also be used as reusable packaging for return shipments.

The use of this packaging is optional and must be clearly stated in the Purchase Order (PO).

6.7.2.3   Container Shipments

For shipments of cabinets in larger quantities, the use of a container is recommended. One 20 feet container (so-called half size container) can handle up to 21 cabinets, one 40 feet container (so-called full size container, footprint space 2.35 m width x 12.06 m length) can handle up to 48 cabinets, standing in 3 rows.

HBS arranges the correct stuffing of the cabinets into the container. Unpacking the cabinets from the container is the responsibility of the receiving party. The cabinets stand on wooden palettes and can be handled by fork lift.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6.8	Standards Compliance and Product Certificates

6.8.1	Certificates for General Technical Performance

The LS1/P+ Livescanner Device has successfully passed the following technical evaluations and has got the according official marks and Certificates of Compliance:

6.8.1.1   Safety Standards

International	IEC 950

International	IEC System for Conformity Testing and Certification of Electrical Equipment (IECEE) CB Scheme, received the CB Test Certificate, Ref. Certif. No. DE 1-8027

USA	UL 1950

Canada	CSA 22.2 No. 950

Europe	EN60950

6.8.1.2   EMI and ESD Standards

International	CISPR 16-1: 1993, CISPR 22.1

USA	ANSI C63.4: 1992

[FCC part 15 subpart B (class B, verification)]

Europe	DIN EN 55022, class B
DIN EN 61000-4-2
DIN EN 61000-4-3
Remark: The CISPR standards mentioned under “International” are valid for Europe as well.

6.8.1.3   Official Marks

International	the international EMC mark, valid for Europe, USA and Australia

USA and Canada	the UL Recognized Component Mark for Canada and the USA UL no. E203922

Europe

For registered OEM customers, copies of the according Certificates and Reports and the UL Yellow Card as well are available from HBS on request.

6.8.2	Certificates for Specific Livescan Performance:

6.8.2.1   The FBI Certification

The “LS1/P+” Livescan System was certified by the Federal Bureau of Investigation (FBI) of the U.S.A. to be compliant to their IQS standard Appendix G. The review of the test data was conducted by representatives of the FBI and MITRE Corporation’s image processing laboratory, Bedford, Massachusetts. The certification letter was issued by the Criminal Justice Information Services Division of the FBI, on August 24, 1998. A copy of the certification letter is available from HBS on request.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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6.8.2.2   The RCMP Certification

The “LS1/P+” Livescan System was certified by the Royal Canadian Mounted Police (RCMP) of Canada to be compliant to their requirements. The evaluation was conducted by representatives of the RCMP in the period of July/August 1999. The certification letter was issued by the Information & Identification Services Directorate of the RCMP, in October 1999. A copy of the certification letter is available from HBS on request.

6.8.3	Y2K Declaration

The following is the language of the official Year-2000 certificate for the subject product:

We at Heimann Biometric Systems GmbH will utilise all reasonable efforts to ensure that our business with you will not experience any significant disruption or adverse impact due to “Year 2000 Problems”. We checked the critical parts and modules of our products.

All performance or functionality of product LS1/P+ livescanner (OEM and VAR configuration), delivered 1998 or 1999, are not affected by dates prior to, during and after the year 2000.

In particular:

•	No value for current date will cause any interruption in operation.

•	Date-based functionality must behave consistently for dates prior to, during and after year 2000.

•	In all interfaces and data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or inferencing rules.

•	Year 2000 must be recognised as a leap year.

Additional changes or updates are not needed.

Please note the status of the system around our products. For that system we can not give a statement regarding Year 2000 Conformity.

Please accept our statement, that any other guarantee obligations than warranty claims shall be excluded.

6.9	Record of Final Test (Sample)

The following page contains a sample of the Record of Final Test which comes with the product. It is being filled-out during the final test of the product in the production line of the factory, and describes the compliance of this particular device to the main requirements.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

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Record of Final Test

Product:	Livescanner LS1/P+ (OEM Configuration)
Scanner Module Serial No.: __________________________________

	Test Item	Requirement	Result	Remark
General
1	condition of housing, color, gaps, srews, handles	good, no sharp edges
2	condition of rear panel, connectors, stickers, device label with Serial No	good, all stickers + label
3	function keys + LEDs	7 x okay
4	foot pedal	okay
5	power-on control scanner (external switch + cable)	okay		if ordered
6	power-on control PC (ATX cable set)	okay		if ordered
7	read-back serial number	No.:	.....................
8	read-back firmware version	Version:	.....................
9	signature pad	function okay
10	heater function	control active
Fingerprint Scanner
11	live image, white background	good quality
12	rolled print capturing	good quality
13	distance to front edge	≤10mm
14	MTF figure	within limit
15	scale factor & geometric distortion	within limits
Palmprint Scanner
16	live image, white background	good quality
17	scanned image (full resolution) quality	good quality
18	distance to front edge	≤ 10 mm
19	MTF figure	within limit
20	scale factor & geometric distortion	within limits

Herewith HBS certifies, that this product was produced according to the technical requirements (defined in HBS document “LS1_DELIVERY_SPECIFICATION”) and has successfully passed all items of the final factory product test.

Performed by:	(Name/Signature)	Date:	________/________/_______
day month year

Remarks:

HBS Document: RT1498_105.LI (LS1_FINAL_TEST) Version: 4 of 24 June 1999 © Heimann Biometric Systems GmbH

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 24

7	Software and Documentation Delivery

7.1	Software Specification

7.1.1	Capture Server

Type of Software	server for CORBA 2.0 compliant distributed client applications

Operating system	Microsoft Windows NT 4.0 Workstation

Tools required to use it: • for developing the user application • for running the server in connection with the user client application	Microsoft Visual C++ 6.0 Orbix 2.3c03 for Windows NT

Interface Definition Language (IDL)	defined in HBS document “CaptureAPI”, version date 9 June 1999

Interface Functions (overview):

• defines and structures	all definitions and structures which are used by the following interfaces

• main interface	functions with a main scope of general functions for the optoelectronic scanner block, like initialization, shutdown, version inquiry

• grabber interface	functions which are related to the image capturing functionality of the interface board

• finger interface	functions for controlling the finger scanner device (small optic) of the optoelectronic scanner block

• palm interface	functions for controlling the palm scanner device (large optic) of the optoelectronic scanner block

• keypad interface	functions for controlling the integrated keypad of the optoelectronic scanner block

• footswitch interface	functions for controlling the footswitch of the optoelectronic scanner block

• beeper interface	functions for controlling the internal sound beeper of the optoelectronic scanner block

• signature interface	function for capture of signatures as image of the optoelectronic scanner block

• error definitions	all error definitions (return codes)

Version	see section 8 of this document “Parts List”

Version Mark	version and built number can be read-back via the interface

7.1.2	Card Print Server

Type of Software	server for CORBA 2.0 compliant distributed client applications

Operating system	Microsoft Windows NT 4.0 Workstation

Tools required to use it:

• for developing the user application	Microsoft Visual C++ 6.0

• for running the server in connection with the user client application	Orbix 2.3c03 for Windows NT

Interface Definition Language (IDL)	defined in HBS document “PrintAPI”, version date 11 June 1999

Interface Functions (overview):

• defines and structures	all definitions and structures which are used by the following interfaces

• main interface	functions for version information and process killing

• JobCommon interface	functions for changing job parameters, deleting jobs, getting jobs

• Job interface	functions for adding, suspending and resuming jobs

• Failure interface	functions for printing failed jobs again

• Format interface	functions for retrieving the available print formats

• Printer interface	functions for retrieving the available printers

• error definitions	all error definitions (return codes)

Version (latest version shipped out)	see section 8 of this document “Parts List”

Version Mark	version and built number can be read-back via the interface

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 25

7.2	Software Shipment

7.2.1	Configuration

The LS1 software is available on CD-ROM, containing all executable (binary) and configuration files as well as the online documentation (Windows Help files). The CD is put in a transparent “jewel box”, with the HBS logo on the front side, instructions for installation in the inner side, and the software license agreement on the back side.

The CD-ROM label contains the name of the according software product, the version number, and the type of delivery/license (master copy, regular runtime license, demo license).

7.2.2	Handling of Software Delivery

Based on the definitions in the OEM agreement, system integrators can get the software delivered in the following way:

•	the CD-ROM with the software files is shipped only once, and thereby forms the MASTER copy

•

during each individual shipment of LS1 products, a “Software Runtime License” certificate is included that allows the system integrator to make the according number of runtime copies from the master copy

•	on request or in case of software version updates and bugfixes, the software is provided again on CD-ROM

The software version history list is available from HBS on request.

7.3	Documentation Delivery

The following manuals are available for the LSI products:

•	LS1/P+ User Manual (describes the scanner, except software specific explanations, contains safety instructions) - for Users

•	LS1/P+ Technical Manual (describes how to integrate, assemble, test, use and maintain the scanner and the complete cabinet system) - for System Integrators

•	LS1/P+ Service Manual (describes how to service the scanner) - for qualified Service Personnel only

•	LS1/P+ Delivery Specification (this document) - for purchasing reference purposes in OEM contracts

These manuals are available either in printed form (A4 paper copy) or in electronic form (MS Word files on CD-ROM - for OEM customers only).

The “LS1/P+ User Manual” is normally part of the standard product shipment. Exceptions from this scheme have to be defined here.

In addition, all LS1 software products contain an on-line documentation, which comes on the CD-ROM together with the other software parts, and can be printed out by the user.

ATTENTION

If the system integrator decides to provide the product to the final user with it’s own user manual, then all applicable safety instructions of the “LS1/P+ User Manual” have to be included there.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 26

8	Parts List

8.1	Standard Parts

no.	Standard Shipment Configuration (Parts in Italics not available as product or spare part)	Description	Version	Remark
1.	LS1/P+/OEM/SAGEM	Scanner System, complete	2KS	except cabinet, print server
1.1.	LS1/P+V2KS		2KS
	Option: O115V	product set to 115V
	Option: O230V	product set to 230V
	Option: HINGE_OPT	protecting cover hinge mounted on scanner block
1.1.1.	LS1/P+V2KS module	Scanner Block (Complete), with:	2KS	K=Function Keys, S=Signature Pad (also available: H=Cover Hinge - see “Options”)
	ILM_MB	Motherboard	5c	(internal component)
	ILM_BOOT_EPROM	Boot EPROM on Motherboard	5.07	(internal component)
	ILM_FIRMWARE	Firmware running on microcontroller	11.78	(internal component)
	ILM_CB	Correction Logic Board	5b	(internal component)
	ILM_LIS2	Palm Scanner Camera	2.0	(internal component)
	ILM_LIS3	Finger Scanner Camera	3.2	(internal component)
	Option: HINGE_OPT	protecting cover hinge mounted on scanner block	1
1.1.2.	K-PCEY-111B	PCI Interface Board	C
1.1.3.	ILM_CAB1 FG	Cable No. 1 (ILM to PCI Board)	2
1.1.4.	ILM_CAB10_COM2	Cable No. 10 (ILM to PC COM Port)	1
1.1.5.	ILM_FSW3	Foot Switch with Cable	3	metallic housing
1.1.6.	LS1_PWR_CTRL	LS1 Power Control Kit, consists of:	2
	ATX_POWER_ON_ADAPTER1	Adapter Set (Slot Bracket, PCB, 2 short flat cables)	2

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 27

	ILM_CAB11_ATX	Cable No. 11 (ILM to Adapter Set)	1
1.1.7.	SCANNER_PACKAGING Type 4	Transportation Package for Scanner	1	(Carton, standard - if not otherwise stated in the PO)
1.2.	LS1 Scanner Power Cable:	(configuration required in the PO)		(one of the following cables)
	LS1/CAB7/DE	Cable No. 7, Germany	1
	LS1/CAB7/FR	Cable No. 7, France	1
	LS1/CAB7/JP	Cable No. 7, Japan	1
	LS1/CAB7/US	Cable No. 7, USA & Cabinet 115V	1
	LS1/CAB7/UK	Cable No. 7, United Kingdom	1
	LS1/CAB7/CABI	Cable No. 7, Cabinet 230V	1
1.3.	LS1 Basic Software:
	LS1_CAPTR_SRV	Capture Server, Runtime License	2.0-B84	(ORBIX license not included!)
	LS1_FWTOOLS	Scanner Firmware Update Tool, Runtime License	11.78
	LS1_IFTOOLS	System PCI Interface Tool, Runtime License	1.0
2.	LS1 Application Software:
2.1.	LS1/CARDPRINT/OEM/SAGEM	Print Server, Runtime License	3.0	(ORBIX license not included!)
	NISTPack	WSQ Compression (AWARE), Runtime License	2.11
	AccuPrint	Grayscale Dithering (AWARE), Runtime License	1.00
3.	LS1 Cabinets:
3.1.	LS1_CABINET_115V	Cabinet, 115V Version, complete	1
	PC_4609_920_115V	Cabinet, 115V Version
	CAB13	Adapter Cable Cooling Fan Supply to US-connector		delivered together with the scanner block in the cable box!
	CABINET_PACKAGING Type 1	Transportation Package for Cabinet	0	(carton, standard - if not otherwise stated in the PO)
3.2.	LS1_CABINET_230V	Cabinet, 230V Version, complete	1
	PC_4609_920_230V	Cabinet, 230V Version
	CABINET_PACKAGING Type 1	Transportation Package for Cabinet	0	(carton, standard - if not otherwise stated in the PO)

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 28

8.2	Additional (Optional) Parts or Features

4.	Optional Products or Components:
	Options for LS1/P+/OEM/SAGEM:
4.1.	HINGE_KIT	protecting cover hinge as a separate part, for later combination with the scanner block	1
4.2	(deleted)
4.3.	SCANNER_PACKAGING Type 3	Transportation Package for 4 pieces of Scanner (wood)	1
	Options for LS1/CABINET:
4.4.	CABINET_PACKAGING Type 2	Transportation Package for Cabinet (wood)	planned
4.5.	SUPPLIES_RACK	Supplies Rack for Cabinet (Holder for Consumption Parts)	0
	Options for Documentation (printed copies and electronic versions):
4.6.	LS1_USER_MANUAL	User Manual for the Scanner (except any software)	1.6
4.7.	LS1_TECHNICAL_MANUAL	Technical Manual for System Integration Purposes	2
4.8.	LS1_SERVICE_MANUAL	Service Manual for the Scanner	planned
4.9.	LS1_DELIVERY_SPECIFICATION_SAGEM	Delivery Specification for the LS1 Scanner and Cabinet	8	to be used for reference purposes in POs

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification SAGEM OEM version	Page 29

8.3	Packing List (sample)

Product:	Livescanner “LS1/P+/OEM/SAGEM”
Customer Name:	??
Customer Purchase Order No.:	xyz…
HBS Confirmation No.:	XXXXX..

	Part Description	Serial/Part N°	Required	Packed	Remark
	General
1.	LS1/P+MODULE		1		version _________, set to: ________V
	Cables
2.	ILM-CAB1-FG		1
3.	LS1/CAB7/ .....		1		Power cable for country:
4.	ILM-FSW2		1
5.	ILM-CAB10-COM2		1
6.	Power cable PC
7.	Power cable monitor
8.	ILM-CAB11-ATX		1
9.	ATX-POWER-ON-ADAPTER		1
	Boards
10.	K-PCEY-111B		1
	Cabinet
11.	LS1_CABINET_ …..V		1		voltage version
12.	cable CAB 13				only for 115V cabinet
13.	UPS				voltage version
	Computer
14.	PC				type:
15.	Monitor 19”				type:
16.	Keyboard with MP				country layout version:
	Consumables
17.	SINEPRINT skin creme		1
18.	SIKUROKA glass cleaner		1
19.	TISSUES cleaning cloth		1 pack
	Documents
20.	Record of Final Test		1
21.	Packing List		1	1	this document
22.	LS1-USER-MANUAL		1
23.
	Transport package
24.	inner carton boxes		1		General Device Packaging
25.	outer packaging box		1		Shipment Packaging Type _________
26.	PC box
27.	Monitor box
28.	cabinet box		1		Shipment Packaging Type _________
	Software
29.					Installed on the PC / delivered on CD

Herewith HBS declares that this product was packed in the required quantity of each single part and according to the required conditions and packaging instructions.

Packed by:	(Name/Signature)	Date:	________/________/_______
day month year

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 30

9	Maintenance, Service and Repair

9.1	Reliability Figures

9.1.1	Preconditions for Applying Reliability Figures

The following conditions are applicable:

•	the system is operated under the normal environmental conditions as specified

•	the system is used in accordance to the instructions of the User Manual

•	the system is used under observing the safety rules of the User Manual

•	reliability in the sense of this document is the ability of the product to fulfil it’s intended function and performance when used in accordance to the normal “wear and tear” of a product

•	intended or unintended damaging of the device are not applicable for reliability

•	scratching of the glass prisms and other glasses (like the cabinet front door) is not included

Parameter	Value

9.1.2 MTBF mean time between failure	20,000 hours

9.1.3 MCBF Target mean cycles between failure	10,000 fingerprint capturings

9.1.4 MTTR Mean time to repair	2 weeks after arrival of product at HBS factory (other conditions on request with commercial agreement)

9.1.5 Reliability of selected components of the system	REMARK: these figures come from the original manufacturer of the according component

• footpedal	2 million cycles of operation (typical, normal use)

• function key (individual key)	1 million cycles of operation (typical, normal use)

• power supply	70,000 hours MTBF

• finger scanner illumination	150,000 hours MTBF (calculated based on the LEDs)

• palm scanner illumination	30,000 hours MTBF (calculated based on the LEDs)

9.2	Maintenance Levels

The LS1/P+ system is designed to work under the severe conditions of criminal booking areas. In order to ensure reliability and long lifetime of the system, the applicable instructions for preventive and regular maintenance have to be fulfilled.

9.2.1	Preventive Maintenance

The preventive maintenance can be done by the system user, based on according training and instructions given by the system integrator at the time of installation.

9.2.1.1	Daily Maintenance (Operator’s Responsibility)

The operator is responsible to take care for the following daily actions:

•	keep the scanner platens and the whole scanner workspace always clean

•

use the glass cleaner provided with the scanner (SIKUROKA) or any other glass cleaner, spray only few amount of cleaner on the scanner platens and wipe the platens with low-fluffy tissues (provided with the scanner) or cloth

•	do not use oily or abrasive cleaners!

•	clean the platens before starting a new booking in order to obtain best quality fingerprints and palmprints

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 31

•	prevent the scanner platens from any physical damage! - do not use sharp tools (knifes, keys..) in proximity to the platens, and be extremely careful when booking subject persons wearing handcuffs

•	the normal stand-by status of the station is: keyboard hidden inside the cabinet, scanner workspace covered or free, power supply in stand-by mode

•	keep the air intakes of the cooling fans for the cabinet free - do not cover them in order to ensure free airflow

•	keep the air output free (do not install the cabinet directly next to walls or other furniture which might disable the cooling air flow)

9.2.1.2	Quarterly Maintenance (Provider’s Responsibility)

Once per quarter year (3 months period of operation) the following preventive maintenance has to be performed:

•	remove the outside cover parts of the cabinet air intake, and check the condition of the air filter mats (grasp the part at the bottom side and release it by applying some pulling force)

•	if the filters are dirty, replace them by new ones (new filters are available as consumption parts from HBS)

•	clean the air intake area from dust and dirt

•	open the cabinet from the rear side door, and check the condition of all installed components (PC, UPS, scanner, monitor) and the according cables visually

•	make sure that all cable connectors are fixed to the devices

•	clean the air intake at the scanner block’s rear side plate

•	clean the monitor housing from dust

•	clean the air intake area of the PC power supply from dust

•	check that the cable in/out opening in the bottom plate of the cabinet is fully closed and that the according elastic stripes are in a good condition

•	close the rear cabinet door

•	perform a function test

If anything is not in accordance with the requirements and the expected performance and technical condition, contact the system provider or HBS

ATTENTION

The correct practicing of the preventive maintenance is an important part to ensure the system performance and lifetime. It is the system integrator’s responsibility to convince and instruct the final user of the livescanner system how to implement the maintenance work into his daily operation in the best and most effective way. Therefore, HBS is offering to closely cooperate with the system integrator.

9.2.1.3	Regular Maintenance

Due to the serious importance of correct fingerprint images for applications in the criminal identification field, and in accordance with applicable regulations and requirements by law in certain countries, regular maintenance can be part of the system provider’s responsibility.

Regular maintenance can be performed in yearly cycles, and contains a check of all system functions and the according evaluation and detailed assessment of the system performance by a qualified technician.

HBS issues an according instruction manual and provides according tools for making acceptance and assessment checks.

9.3	Service

Servicing of the LS1 booking station and the LS1 livescan subsystem has to be done by qualified technical personal only. If technical problems occur which cannot be solved, then exchange the according part (especially the livescan block or the according interface board in the PC) in the user system by spare parts, and return the defective device or part to the system provider service center or to HBS.

ATTENTION

There are no user serviceable parts inside the livescanner block!

Do not open the livescanner block!

Note the safety instructions in the User Manual!

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 32

9.4	Repair

In case of technical difficulties which cannot be solved by the system provider, the according device or part should be returned to HBS for evaluation and repair.

9.4.1	Problem Report (Form Sheet)

Inform HBS about the technical problem with a written problem report (send by fax or email), which should at least contain the following facts:

•	date and place

•	name, address, phone/fax/email of person in charge

•	serial number of system and/or device and/or part

•	description of problem

•	expected action from HBS

•	additional information (priority, proposals/requests…)

Preferably, the following form sheet shall be used:

Problem Report CUSTOMER → HBS

Item	Description / Status

Request number (issued by CUSTOMER)

RMA number (to be issued by HBS)	Returns Authorization _________________ (if already confirmed by HBS)

Request date	Day _______ Month ___________ Year __________

Name of Person making Report

Address of Person making Report	Fax Number ________________________ Email ___________________

Desired Option for Action	? Replacement/Repair of defective Part / ? Credit

Warranty	? is valid / ? has expired

LS1/P+scanner device serial number

Installation Date of LS1/P+ system	Day _______ Month ___________ Year __________

Defective Part Description	? LS1/P+scanner / ? other (cabin, interface, software)

Failure Date	Day _______ Month ___________ Year __________

Failure Description (Symptoms)	(if necessary, continue on additional sheet for more details….)

Environment of Operation (these information would be helpful in order to understand the influence of environmental factors vs. problem occurence - however, it is optional to fill out this line)	Temperature of the Place of Installation: __________ Humidity: ? high (>35%) ? medium ? low (<40%) Mechanical Stress ? ? no ? yes: ____________ Direct Sun Light exposure ? ? no ? yes

History of this LSI/P+	Average Time of Operation: _______ hours ? in total 1 ? daily Operation in the past was: ? stable / ? unstable

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 33

9.4.2	Return Shipment Authorization

HBS reacts usually within 2 working days:

•	confirmation of request for return shipment

•	an RMA (Return Material Authorization) number is issued, and will be used to reference this case in future in the communication and actions

•	Upon receipt of the defective device, HBS usually keeps a 15 working days period for:

•	checking the device, and informing about the necessary action (repair, estimated costs, warranty applicable yes/no)

•	repair or preparation of an exchange device

•	start return shipment (leaving HBS)

9.4.3	Repair by authorized Service Facility

HBS is open to establish an external servicing scheme by allowing authorized non-HBS (third party) service personnel to repair the Product up to a certain level. Precondition is a separate agreement where responsibilities, prices and procedures have to be defined, and successful participation of such personnel to according qualification and education by HBS. Such service agreement is not part of this document, nor is it the intention of the current technical requirement specification of the Product to explain in detail how to repair it and what prices are applicable.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 34

9.5	Spare Parts

HBS offers spare parts for the LS1 system:

•	all cables, the foot pedal, cable adapters

•	the LS1 interface board

•	cabinet parts (air filter intake, doors, keys, keyboard drawer, fans, the fan control box, cables, casters)

no.	Spare Parts Order Code	Description	Version	Remark
1	LS1/P+ V2KS module and related parts
1.1	LS1/P+ V2KS module	Scanner Block (individual)	2KS	K=Function Keys, S=Signature Pad
1.2	K-PCEY-111B	PCI Interface Board	C
1.3	ILM_CAB1_FG	Cable No. 1 (scanner to PCI Board)	2
1.4	ILM_CAB10_COM2	Cable No. 10 (scanner to PC COM Port)	1
1.5	ILM_FSW3	Foot Switch with Cable	3
1.6	ATX_POWER_ON_ADAPTER1	Adapter Set (Slot Bracket, PCB)	1
1.7	ILM_CAB11_ATX	Cable No. 11 (scanner to Adapter Set)	1

	LS1 Scanner Power Cables:
1.8	LS1/CAB7/DE	Cable No. 7, Germany	1
1.9	LS1/CAB7/FR	Cable No. 7, France	1
1.10	LS1/CAB7/JP	Cable No. 7, Japan	1
1.11	LS1/CAB7/US	Cable No. 7, USA & Cabinet 115V	1
1.12	LS1/CAB7/UK	Cable No. 7, United Kingdom	1
1.13	LS1/CAB7/CABI	Cable No. 7, Cabinet 230V	1
1.14	HINGE KIT	cover hinge for scanner workspace	1	not assembled

2	LS1 Cabinets and related parts:
2.1	PC_4609_920_115V	Cabinet, 115V Version
2.2	PC_4609_920_230V	Cabinet, 230V Version

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 35

2.3	CAB13	Adapter Cable between Cooling Fan Control box to US-connector		required only for 115 Volt cabinet version
2.4	CABINET_PACKAGING Type 1	Transportation Package for Cabinet	0	(carton, standard - if not otherwise stated in the PO)
2.5	CABINET_PACKAGING Type 2	Transportation Package for Cabinet (wood, optional)	planned
2.6	SUPPLIES_RACK	Supplies Rack for Cabinet (Holder for Consumption Parts)	0
2.7	LS1_CABFAN_115V	cooling fan, 115 Volt
2.8	LS1_CABFAN_230V	cooling fan, 230 Volt
2.9	LS1_CABFILTER	air filter (5 pieces set)		2 pieces required per cabinet
2.10	LS1_CABFANCTRL_115V	fan control electronics box, 115 Volt
2.11	LS1_CABFANCTRL_230V	fan control electronics box, 230 Volt
2.12	LS1_CABGRILL	cooling fan front grill (plastics, lower cabinet sides)
2.13	LS1_CABKBDDRAW	cabinet drawer for the keyboard
2.14	LS1_CABMONDOOR	cabinet door in front of the monitor (with glass)
2.15	LS1_CABCASTERF	roller caster with screw bar (front side)
2.16	LS1_CABCASTERR	roller caster with screw bar (rear side)
3	Consumption Parts
3.1	SIKUROKA_CAN	glass cleaner, 1 can
3.2	SIKUROKA_SET	glass cleaner, set of xx cans		standard package set
3.3	SINEPRINT_TUBE	skin conditioner, 1 collapsible tube
3.4	SINEPRINT_SET	skin conditioner, set of xx tubes		standard package set
3.5	TISSUE_BOX	low fluffy tissues, 250 sheets in 1 box
3.6	TISSUE_SET	low fluffy tissues, set of xx boxes		standard package set
3.7	LS1_CABFILTER	air filter for cabinet (5 pieces set)		2 pieces required per cabinet

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 36

9.6	Consumables (Consumption Material)

The following consumables are required:

Name of Material	Kind of Usage	Frequency of Usage	Availability
glass cleaner SIKUROKA	this spray bottle contains liquid cleaner which is sprayed on the scanner platens (prisms) of the livescanner for cleaning the according surface	typically the platens have to be cleaned every time before starting to capture the fingerprints of a new person	from HBS (on stock); alternatively other glass cleaners can be used as long as they comply to the requirements

skin conditioner creme SINEPRINT	this creme is used to prepare dry fingers and those with very hard skin to improve the result of the fingerprint scanning by enhancing contrast and visibility of detail	a small amount of creme per person (not required for persons with normal and whet skin condition)	from HBS (on stock); alternatively other skin conditioners (Corn Husker’s lotion or the like) can be used as long as they comply to the requirements

low fluffy tissues	this package contains 250 pieces of tissues which are used to wipe the fingers and hands of persons with very whet skin before capturing their prints, and also for wiping the scanner platens after spraying SIKUROKA glass cleaner	one tissue per person and capturing action	from HBS (on stock); alternatively other low fluffy tissues (Kleenex or the like) can be used as long as they comply to the requirements

air filter for cabinet cooling fans	these filters serve to filter dust from the air which is pressed by the cabinet cooling fans through the livescanner system	depending on the environmental conditions at the place of operation - typically this filter needs to be cleaned once per quarter year and needs to be replaced by a new one once per calendar year	from HBS; alternatively other filters can be used as long as they comply to the requirements and fit into the available space of the filter holder

All these parts are available from HBS stock or within short time. Note the required time for international shipment. In addition, the system integrator should ensure that the immediate needs of their final customers can be fulfilled with help of a local inventory under the own control of the system integrator.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 37

9.7	Tools

Special or exclusive tools are not required for the installation.

All parts can be accessed and handled with help of tools normally contained in a tool box for mechanical work, with focus on tools for normal and precision mechanics and computers.

Mechanical tools list:

Tool	Type
Bit Holder w. Handle
Bit:“-” Screw Driver	size 1.4 x 8	[mm]
Bit: “+” Screw Driver	type PZ2
Bit: “+” Screw Driver	type PZ3
Bit: “+” Screw Driver	type PH2
Bit: Inbus (hexagonal)	size 4	[mm]
Bit: Inbus (hexagonal)	size 5	[mm]
Bit: Nut Driver	type SW 4.5	[mm]
Bit: Nut Driver	type SW 7	[mm]
Bit: Nut Driver	type SW 10	[mm]
Wrench	size SW 10	[mm]
Cutter

9.8	Training

HBS offers to provide training to the service personnel based on separate agreements.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 38

10	Appendix: Technical Drawings and Pictures

The following technical drawings are attached to this specification document.

They illustrate the individual parts of the product and contain further specifications for their identification.

10.1	Drawing “LS1/P+ SCANNER”

10.1.1	External views of the LS1/P+ MODULE

The hinge (cover) above the scanner workspace is an optional feature and not shown in the drawing.

This option can be ordered by specifying the part HINGE_OPT (refer to section “Parts List” for details).

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 39

10.1.2	Detail: connectors at the rear side of the module

The following drawing shows the connectors at the rear side of the scanner module, located on the top of the plate.

In addition, the lower left side of the plate contains the connector CAB 10-COM (type D-Sub 25) with a serial interface (COM port connection to the PC, RS232C signals).

10.1.3	Option: Protecting cover hinge over the scanner workspace

The following drawing shows the scanner module with the attached protecting cover hinge.

The cover material is aluminum, 3 mm thick, color same as the scanner module.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 40

10.2	Picture “LS1P+SCANNER”

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 41

10.3	Drawing “LS1_CABINET” with transport palette

The cabinet contains one pack with the following accessories:

Item#	Description	Amount/ Pieces
1.	keys for the PC (lower front) door and rear door	2 (one in the accessory pack, one attached inside)
2.	velcro band for fixing the keyboard, length 350 mm = 13.7 inch	1 pair
3.	cable strips (plastic), for fixing the cables to the cabinet body	min. 30
4.	cable clamps	4
5.	plastic parts for cable clamps	8 (= 4 pairs)
6.	hexagonal screw driver size no. 4 and 5	1 each
7.	belt for tightening the PC	1

In addition, the following parts are mounted inside the cabinet body:

8.	transport lock for scanner module guide rails (mounted at the rear side end of these rails, and to be removed during installation)	2
9.	transport lock for monitor door (mounted on left and right side of the door inside the cabinet, and to be removed during installation)	2
10.	white round plastic covers for screw holes in scanner block front cover part (to be temporarily removed during installation)	2
11.	plastic covers for holes in the cabinet bottom	6
12.	metallic brackets for mounting/fixing the cabinet to the palette/floor	2
13.	plastic envelope (inside the PC door)	1

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 42

10.4	Picture “LS1 CABINET”

(company logo is not part of the shipment)

The cabinet contains the following parts:

1.	cooling fans (supply voltage 115 V or 230 V AC, depending on type), 2 pieces

2.	control electronics box for cooling fans (supply voltage 115 V or 230 V AC, depending on type)

3.	slide rails for the scanner block (one at each side)

4.	keyboard tray

5.	2 front doors (the upper door with glass window), 1 large rear door

6.	4 roller casters (one at each corner)

10.5	Picture “K-PCEY-111B” Board

This is a plug-in board for the PC. It contains a PCI-bus direct connector at the lower end, and a female 3-row 68-pin high-density D-Sub connector at the front side.

For shipment, this board is packaged in a separate black vinyl cover and put into the cable box.

ATTENTION: Handle with care. Electrostatic sensitive devices on this board.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 43

10.6	Picture “ILM_CAB1_FG” Cable

This is the interface cable between scanner block and PC/DSCI board. It has male 68-pin 3-row high-density D-Sub connectors at both sides. For shipment, this cable is packaged into the cable box.

10.7	Picture “ILM_CAB10_COM2” Cable

This is the additional interface cable between scanner block and PC/COM-port.

It has a female 9-pin D-Sub connector at the side PC side, and a female 15-pin D-sub connector at the scanner side.

For shipment, this cable is packaged into the cable box.

10.8	Picture “ILM_FSW3” Foot switch

This is the foot pedal with attached cable to the scanner block.

It has a male 9-pin D-Sub connector at the scanner side, while the other side is mounted inside the pedal.

For shipment, this pedal and cable is packaged into the cable box.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 44

10.9	Picture “LS1_PWR_CTRL” Cable Set

This cable set contains of 4 parts:

•        the ILM_CAB11_ATX cable (going from the scanner block to the adapter) having a male 9-pin D-Sub connector at one side and a special D-Sub at the other side, and

•        the ATX_POWER_ON_ADAFTER (to be mounted in a free slot of the PC), having a special “9-pin”-style D-Sub connector with a stronger center pin for avoiding mixing-up this cable/connector with other cables

• 2 short flat cables, one each for wake-up-on-LAN and wake-up-on-RING connectors on ATX motherboards

10.10	Picture “Scanner Consumables”

The yellow collapsible tube contains skin conditioner (brand SINEPRINT). The white spray bottle contains optics cleaner (brand SIKUROKA).

10.11	Picture “Supplies Rack for Cabinet”

The supplies rack is a metallic basket made from steel with chrome finished surface.

It can be mounted to the left or right side of the cabinet, and is used to put the accessories in operator’s reach.

This part is an option (order explicitely if required).

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+Delivery Specification	Page 45

10.12	Picture “Scanner General Device Packaging”

The scanner shipment packaging consists of

•        one stable carton box, which contains the scanner block covered by a special waterproof foil and

•        2 shock absorbers (1 below, 1 above the scanner block), and

•        a flat carton box where all cables and other accessories are kept (also inside the foil).

The “record of final test” and the “shipment parts list” are protected in a transparent envelope and put in the cable box.

The shipment packaging provides:

•        2 handles for carrying

•        handling instructions (pictogram)

•        delivery note papers in a sealed red plastics envelope

ATTENTION

The use of additional belts (plastics, metallic) around the carton which are typically used for improving the mechanical stability, is not permitted!

10.13	Pictures of several Power Cords LS1/CAB7/xx

LS1/CAB7/US 3 PINS AMERICAN PLUG APPROVAL STANDARD - NEMA 5-15P, UL817, CSA C.22 CURRENT - 10A, 13A, and 15A VOLTAGE - 125 V

LS1/CAB7/DE and FR SCHUKO PLUG (Straight Version) APPROVAL STANDARD - CEE 7-VII, DIN VDE 0620 CURRENT - 10A and 16A VOLTAGE - 250V

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+ Delivery Specification	Page 46

LS1/CAB7/UK 3 PINS U.K. NON-REWRITABLE PLUG APPROVAL STANDARD - BS 1363/A CURRENT - 3A, 5A, 10A, 13A VOLTAGE - 250V

LS1/CAB7/IT 3 PINS ITALIAN PLUG APPROVAL STANDARD - CEI.23-16-VII CURRENT - 10A VOLTAGE - 250V

LS1/CAB7/JP 3 PINS JAPANESE PLUG APPROVAL STANDARD - JIS C8303 CURRENT - 7A, 12A, and 15A VOLTAGE - 125V

LS1/CAB7/SUI 3 PINS SWISS PLUG APPROVAL STANDARD - SEV 1011-S 24507 CURRENT - 10A VOLTAGE - 250V

REMARK Power cables for other countries with different styles of connectors are available on request.

Disclaimer: Note the provisions of section 1.2 of this manual. This product specification replaces all previous product specifications. Trademarks are the property of the respective holders.

LS1/P+ Delivery Specification	Page 47

Amendment no. 4

to the Agreement no. DDS/65/413/Pse

(hereinafter referred to as « the AGREEMENT »)

between

SAGEM SA, a French corporation having its registered office at 27 rue Leblanc, 75115 Paris, France, represented by Mr. Jean-Paul THIERRY, Managing Director, Security Activity of the Defense and Security Division,

(hereinafter referred to as « SAGEM »),

and

HEIMANN BIOMETRIC SYSTEMS, a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Dr. Bernd REINHOLD, President,

(hereinafter referred to as « HBS »),

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

Frame Order for [****] products to be chosen amongst LS1/P+, LS1/P++ and LS1/T+ products.

SAGEM and SAGEM Morpho Inc (SMI) commit together to order to HBS at least a total of [****] LS1/P+ and/or LS1/P++ and/or LS1/T+ products until 31st December 2003 (end of the term of the AGREEMENT).

	Description of the product	Frame Order Price
1	LS1/P+ subsystem LS1/P+ scanner block (ILM2) DSCI interface board W2T Cable Scanner block – DSCI Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]
2	LS1/T+ subsystem LS1/T+ scanner block (ILM3) DSCI interface board W2T Cable Scanner block – DSCI Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]
3	LS1/P++ subsystem LS1/P++ scanner block with IEEE interface IEEE interface cable Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]
4	LS1/P++/PAD subsystem LS1/P++ scanner block with IEEE interface and integrated signature PAD IEEE interface cable Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]

The SAGEM/SMI commitment shall be valid with signature of this amendment but not earlier than 27th August 2002. SAGEM will afterwards issue valid Purchase Orders from time to time to release the shipment of the specified Products to be delivered in said frame order time frame. HBS will confirm Purchase Orders in writing.

SAGEM shall send to HBS a rolling forecast for the expected call order quantity and product version for the next 6 months in the first week of each semester.

At the end of the frame order period, HBS shall establish the total number of Products ordered by SAGEM and/or SMI.

•	If the quantity ordered is higher or equal to [****], then SAGEM has fulfilled the frame order and each additionally product ordered shall be sold at the same price until 31st December 2003.

•

If the quantity ordered is less than [****], then SAGEM must pay at the end of the frame order period a sum corresponding to [****] of the unit price of the LS1/P+ product for each product of the Frame Order not ordered (i.e. [****] less the products not ordered by 31st December 2003).

The technical description of this “LS1/P+, P++, T+, LITE. Product, Delivery Specification : OEM/VAR version” Ref. : LS1_DLV_SPEC_OEMVAR Version 10 dated 11th March 2002 is attached to this Amendment.

ARTICLE 2

Frame Order for [****] LS1_CABINET products

SAGEM and SAGEM Morpho Inc. (SMI) commit together to order to HBS at least a total of [****] LS1_CABINET_V115 and/or LS1_CABINET_V230 products by 31st December 2003.

The unit price for LS1_CABINET_V115 and LS1_CABINET_V230 products is:

Price: ....................[****]

The SAGEM/SMI commitment shall be valid with signature of this amendment but not earlier than 27th August 2002. SAGEM will afterwards issue valid Purchase Orders specifying the Voltage version of the Products to release the shipment of the Products to be delivered in the said frame order time frame. HBS will confirm Purchase Orders in writing.

At the end of the frame order period, HBS shall establish the total number of Products ordered by SAGEM and/or SMI.

•	If the quantity ordered is higher or equal to [****], then SAGEM has fulfilled the frame order and each additionally product ordered shall be sold at the same price until 31st December 2003.

•

If the quantity ordered is less than [****], then SAGEM agrees to pay at the end of the frame order period a sum of [****] of the unit price of the LS1_CABINET product for each LS1_ CABINET product of the frame order not ordered until 31st December 2003.

The technical description of this product “LS1/P+, P++, T+, LITE Delivery Specification : OEM/VAR version” Ref. : LS1_DLV_SPEC_OEMVAR Version 10 dated 11th March 2002 is attached to this Amendment.

ARTICLE 3

The Parties agree to add the new HBS scanner product LS1/LITE to the list of products offered by HBS to SAGEM.

The LS1/LITE product will be handled as a separate product according to the attached price list.

	Description of the product	List price
1	LS1/LITE subsystem LS1/LITE scanner block with IEEE interface IEEE interface cable Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]
2	LS1/LITE/SUITCASE Optionally available transport suitcase equipped with wheels and transport handle	[****]

Each system, ordered by SAGEM and/or SMI until 31st December 2003, will be provided with [****] discount on the above mentioned list price per scanner system.

The parties agree to start negotiations in the event of specific projects with special requirements.

The technical description of this product “LS1/P+, P++, T+, LITE. Delivery Specification : OEM/VAR version” Ref. : LS1_DLV_SPEC_OEMVAR Version 10 dated 11th March 2002 is attached to this Amendment.

ARTICLE 4

The Parties agree to add the HBS scanner LS2/F and LS2/CHECK products to the list of products offered by HBS to SAGEM.

The LS2/F and the LS2/CHECK products will be handled as separate products according to the attached price list.

	Description of the product	List price
1	LS2/F subsystem LS2/F scanner block with IEEE interface IEEE interface cable Foot pedal incl. cable Software license for HBS “Capture DLL” software module	[****]
2	LS2/CHECK subsystem LS2/CHECK scanner block with IEEE interface IEEE interface cable Foot pedal incl. Cable Software license for HBS “Capture DLL” software module	[****]

Each system, ordered by SAGEM and/or SMI until 31st December 2003, will be provided with [****] discount on the above mentioned list price per scanner system.

The parties agree to start negotiations in the event of specific projects with special requirements.

The technical description of the LS2/F and LS2/CHECK products (reference datasheet LS2/F and LS2/CHECK) is attached to this Amendment.

ARTICLE 5

For SAGEM’s subsidiary SMI the payment period remains with 30 days. Therefore the frame order price for the products listed in ARTICLEs 1,2,3,4 of this amendment will be as follows:

	Description of the product	Frame Order Price
1	LS1/P+ subsystem	[****]
2	LS1/T+ subsystem	[****]
3	LS1/P++ subsystem	[****]
4	LS1/P++/PAD subsystem	[****]
5	LS1/LITE subsystem	[****]
6	LS1/LITE/SUITCASE	[****]
7	LS1_CABINET	[****]
8	LS2/F subsystem	[****]
9	LS2/CHECK subsystem	[****]

The discount definitions for the products listed in ARTICLEs 3 and 4 of this amendment remain valid.

ARTICLE 6

For the products mentioned in ARTICLEs 1,2,3 and 4 of this amendment the following terms and conditions are applicable.

Terms of delivery:	For LS scanner products (products numbered 1,2, 3, 4, 5, 8 and 9 of the table of ARTICLE 5 hereabove)

Ex Work HBS Jena /Incoterms 2000
	• max. 10 pieces	lead time 4 weeks A.R.O.,
	• max. 25 pieces per month	lead time 8 weeks A.R.O.,
	• max. 25 pieces per week	lead time 16 weeks A.R.O.,

For LS1-Cabinet products (product numbered 7 of the table of ARTICLE 5 above)

Ex Work HBS Jena /Incoterms 2000
	• max. 10 pieces	lead time 6 weeks A.R.O.,
	• max. 25 pieces per month	lead time 10 weeks A.R.O.,
	• max. 25 pieces per week	lead time 18 weeks A.R.O.,

Terms of payment:	Payment 60 days after date of invoice
Except for SMI which has to pay within 30 days after the date of invoice as defined in ARTICLE 5

Issuing of Invoices:	Invoices will be always issued on the date when the equipment ordered is ready for pick up at the HBS location in Jena / Germany.

Payments:	Each invoice shall be paid without deduction, deferment, set-off, counter claim or other withholding whatsoever. All bank charges will be paid by SAGEM.

Account:	All payments to the account of HBS at: [****]

ARTICLE 7

The protocol « Business relationship in Australia, Statement 2”, dated 20th July 2001 shall continue to be valid until the soonest of the two following dates : (i) 31th December 2003 or (ii) the date when the cumulative number of LS1/P+ products ordered for Australia has reached [****] units (including the LS products already ordered at the date of the signature of this Amendment, [****] units).

The prices for the products listed in ARTICLEs 1,2,3,4 of this amendment ordered by SAGEM for SAGEM Australasia, will be as follows:

	Description of the product	Frame Order Price
1	LS1/P+ subsystem	[****]
2	LS1_CABINET	[****]

The discount definitions for the products listed in ARTICLEs 3 and 4 remain valid.

ARTICLE 8

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and amendments 1, 2 and 3 remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this AMENDMENT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and on behalf of	For and on behalf of

SAGEM SA	HEIMANN BIOMETRIC SYSTEMS

Jean-Paul THIERRY	Dr. Bernd REINHOLD

Managing Director,	President

Security Activity of the Defense

and Security Division,

Date: . .2002	Date: 12th April 2002

•	Capturing of live single rolled Fingerprints, nail-to-nail

•	Acquisition of 10 rolled Fingerprints in the same Procedure and Handling as with the large Booking Stations

•	Quality and Performance of the System complies to the demanding Requirements of International Using Agencies

•	Completely integrated into the Software and System of the HBS Products

•	From Heimann, the Security Expert

Identifying a person via fingerprints is typically performed by using the common complete “10-print-forms” with all rolled and flat control prints, although the search run in a central database can also be done with help of the rolled prints only, under condition that all fingers were rolled by the operator in the correct sequence. That is of course nothing to rely on when filling the database the first time with the fingerprints of a person, but for quick inquiries later this can be an useful alternative approach.

The LS2/F Scanner is the optimum solution for that task with its well known HBS livescan performance features such as true live image while capturing rolling fingerprints, instant quality check and solid reliability in daily use.

Operation is easy and intuitive, especially with the support of the 2-line LCD display that gives instructions to the operator. All kinds of livescan fingerprint applications are open to the user, since the LS2/F integrates perfectly into the HBS software architecture.

Heimann Biometric Systems GmbH  •  Unstrutweg 4, Jena 07743, Germany  •  www.hbs-jena.com

Heimann Systems Corp.  •  4650 S. Arville, Suite A, Las Vegas, NV 89103, USA  •  www.heimannsystems-bio.com

Heimann Systems Ltd.  •  172 High Street, Stratford, London E15 2NE, UK  •  www.hbs-jena.com

Product Information LS2/F SYSTEM

Main System Features

System Components	Scanner block, Firewire interface cable, power cord, foot pedal, software (operating system MS Windows® -2000 and application), workstation computer + monitor (optional)

Workstation Computer	Pentium class PC with Microsoft® Windows® 2000 SP2 operating system

Workstation Monitor	High resolution SXGA screen, 1280 x 1024 pixels x 16 bit

System Interfaces	Ethernet Output of the System to an AFIS (FTP, E-Mail)

System Options	Software Extensions, analog/digital Modem Interface

Scanner Functions & Features

Scanned Fingers	Rolled and Flat Single Fingers

Rolled Fingerprint Format	38 mm (1.5 inch) x 30 mm (1.2 inch) (W x H)

Scanner Control Elements	2 Function Keys at the scanner, and connected Foot Pedal

Scanner Control Display	2-line LCD display, located behind the capture platen

Power Supply	AC 100V-240V, 50/60 Hz (external module)

Scanner Interface	IEEE 1394 OHCI Interface between Scanner and PC

Displaying the Fingerprints	Real-time high resolution display during all steps of operation (while positioning the finger on the scanner, during capture)

Rolling Capturing	Heimann PerfectRollTM capturing system, with fully automatic adaptation to rolling direction, and speed

Scanner Resolution	500 pixels-per-inch (ppi) = 19.7 points-per-millimeter

Scanner Dynamic Range	true 8 bit, max. 256 gray scales

Scanner Image Quality

• LS2/F Scanner Model	compliant to the Image Quality Specifications of the Electronic Fingerprint Transmission Standard, Appendix G

Additional Functionality of the Application

Full functionality of the CAPTURE CENTER application, with customizable screens and data formats.

Quality Checking Features

Flat/Rolled Fingerprints	Image quality, correct scanning/rolling

Demographics	Correct textual or numerical input (e.g. date is a valid day/month/year, text has appropriate number of characters, selections are correctly made from predefined lists, etc.) according to customized input screens

Handling of Captured Data

Display on the workstation	All captured data is displayed on graphical screens, for visual validation

Image Compression	WSQ (as required by the FBI, with certified algorithm)

Data Formatting	According to the interface requirements of the user (customization of the NIST format implementation)

Transaction Type	According to the interface requirements of the user

Data Queuing	Automatic queuing of finished data files, with event logging and recovery mechanisms

Data Transmission	Electronic Mail Communication Protocol

Printing on Paper	Optional system extension (blank/pre-printed card stock)

Environment Conditions

Operating Environment	Indoor (Building, Container, Car), on Table-Top

Operating Conditions	+10...+35[o]C (+50...+95[o]F), 10...80% humidity, non condensing, no direct sunlight exposure

Applications

Application Use Cases	Capture of Applicant Fingerprints (Civil Background Check), Capture of Immigrant Fingerprints (Border Control), Capture of Inmate Fingerprints (Jail/Prison)

Standard Software	CAPTURE CENTER GENERIC (for End Users, with sample Input Screen)

Optional Software	Customization (Language, Screens, AFIS Interface Formats), Printing Functionality, direct AFIS Connectivity

All Rights reserved. LS2_F_SYSTEM_INT 18/10/2002 © Heimann Biometric Systems (HBS). Pictures may show optional parts of products. Specifications subject to change without notice. All trademarks mentioned are the property of the respective owners.

Contact: international

Heimann Biometric Systems GmbH

Headquarters

Unstrutweg 4

07743 Jena

Germany

Phone	+49 (0)3641 4297-18
Fax	+49 (0)3641 4297-41

E-Mail	info@hbs-jena.com
Internet	www.hbs-jena.com

Contact: USA

Heimann Systems Corp.

Biometric Systems Division

4650 S. Arville, Suite A

Las Vegas, NV 89103 USA

Phone	+1 (702) 938-6328
Fax	+1 (702) 938-6330

Email	info@heimannsystems-bio.com
Internet	www.heimannsystems-bio.com

Contact: UK

Heimann Systems Ltd.

172 High Street, Stratford

London E15 2NE

UK

Phone	+44 (0)20 8221 9000
Fax	+44 (0)20 8221 9001

Email	info-bio@heimannsystems.co.uk
Internet	www.hbs-jena.com

•	Very compact and lightweight scanner

•	takes single flat fingerprints, 4-flat-fingers, 2-flat-thumbs

•	captures 4-flat fingers in full vertical orientation

•	works via IEEE 1394 (Firewire) interface with a slim notebook PC or standard desktop/mini tower PC

•	fits into a functional and rugged carrying suitcase

•	set-up in just minutes on any desk

LS2 CHECK is especially designed for the growing needs in the background check application area. Capturing all flat fingerprints is as easy as never before, just put 4-fingers of the right hand, then both thumbs and finally 4-fingers of the left hand on the capture platen, and within just one minute all prints are taken. Its slim and lightweight design allows the operator to bring the LS2 CHECK scanner, together with the notebook PC, in a suitcase to any location. Set-up the whole system on any desk, and within just a couple of minutes you are ready to start.

With the large capture platen, all 4-fingers can be scanned in full vertical orientation. The operator doesn’t need to figure out the proper rotation so that the fingers fit into a shorter capture area - as it was the case before with the traditional inked fingerprinting on the paper tenprint card. The true live display of the fingerprints on the computer screen and the ergonomic hand symbols and instruction LED lamps on the scanner ensure for very easy and intuitive operation. The “CHECK” works with the entire suite of our well proved software solutions.

www.shb-jena.com

Product Information                                         LS2 CHECK Scanner

Main Features

Product Components	Scanner block LS2 CHECK, Firewire interface cable (6-to-4 pin for laptop, or 6-to-6 pin for PC), scanner power supply and power cords (country specific plug versions), software (operating system Microsoft Windows-2000 and drivers)

System Accessories	Transport Suitcase (optional)

Power Supply	AC 100V-240V auto sensing, 50/60 Hz, or DC 15V 3.7A

System Interfaces	IEEE 1394 OHCI Interface between Scanner and Notebook PC, Ethernet Output of the System to an AFIS (FTP, SMTP)

System Options	Notebook PC with preloaded software

Scanner Functions

Scanned Fingers	Flat Single Fingers, Flat-4-Fingers, Flat-2-Thumbs

Scanner Capture Format	any format up to max. 3.2 inches x 2.9 inches (80.5 mm x 75.2 mm) (W x H) can be scanned

Scanner Output Image	1584 x 1480 pixels

4-Flat-Fingers	Format can be configured by Software Settings, e.g. to 3.2x2.0 inches[2] (FBI) or 70x65 mm2 (Interpol) — user defines whether fingers have to be rotated for fitting into the “box” or whether fingers can be captured straight

2-Flat-Thumbs	Format can be configured by Software Settings, e.g. to 0.8x1.9 inches[2] (FBI) or 30x55 mm2 (Interpol) — user defines whether thumbs have to be placed simultaneously (1 scan with subsequent segmentation into 2 images) or sequentially (2 scans, one for each thumb)

Single-Flat-Finger	Format can be configured by Software Settings, e.g. to 1.6x1.5 inches[2] (FBI) or 40x40 mm2 (Interpol)

Scanner Resolution	500 pixels-per-inch (ppi) = 19.7 points-per-millimeter

Scanner Dynamic Range	true 8 bit, max. 256 gray scales

Image Quality Specification	according to the requirements of the “Electronic Fingerprint Transmission Specification” version 7, appendix F

Scanner Control	functions completely controlled via the connected computer, the single flat button on the scanner is used to activate the scanning of fingerprints, and the computer screen is used to display messages to the operator

Operator Instructions	3 LED lamps (each with 2 colors: red & green) for marking the next finger group (left hand 4-fingers, 2-thumbs, right hand 4- fingers)

Image Display	via the connected computer’s screen, real “live” display during positioning the fingers on the scanner platen, with colored overlay box for marking the “active” area to be captured (in case the capture format size is smaller than the maximum dimension of the scanner platen format)

System Dimensions

Scanner Size	12,2 x 21.5 x 29,0 cm3 (4.8 x 8.5 x 11.4 inches[3] ) (H x W x D)

Scanner Weight	approx. 5.6 kg (12.3 lbs.) (excluding power supply, cables)

System Weight	approx. 12 kg (26 lbs.) including Notebook PC and Suitcase

Environment Conditions

Operating Environment	Indoor (Building, Container), on Table-Top

Operating Conditions	+10...+35[o]C (+50...+95[o]F), 10...80% humidity, non condensing, no direct sunlight exposure

Transport Conditions	protected inside the Suitcase, water protected (drip proof)

Shipment Conditions	additional protection with separate shipping container

Applications

Application Use Cases	Capture of Employee Fingerprints (Civil Background Check),

Capture of Immigrant Fingerprints (Border Control)

Capture of Applicant Fingerprints (Visa)

Standard Software	CAPTURE MASTER (for Integrators)

All Rights reserved. LS2_CHECK_SCANNER 16/01/2003 © Smiths Heimann Biometrics. Pictures may show optional parts of products. This information relates to a product under development. We reserve the right to change specifications without notice. Final version of this product may have slightly different parameters. Contact us for the latest status of this product. Firewire is a trademark of Apple Computers, Inc. Microsoft and Windows are trademarks or registered trademarks of Microsoft Corporation in the USA and other countries. Other trademarks mentioned are the property of the respective owners.

Contact: international

Smiths Heimann Biometrics

Unstrutweg 4

07743 Jena

Germany

Phone	+49 (0)3641 4297-18
Fax	+49 (0)3641 4297-41
E-Mail	info@hbs-jena.com
Internet	www.shb-jena.com

Contact: USA

Smiths Heimann

Biometric Systems Division

4650 S. Arville, Suite A

Las Vegas, NV 89103

USA

Phone	+1 (702) 938-6328
Fax	+1 (702) 938-6330
Email	info@heimannsystems-bio.com
Internet	www.heimannsystems-bio.com

Contact: UK

Smiths Heimann

172 High Street, Stratford

London E15 2NE

UK

Phone	+44 (0)20 8221 9000
Fax	+44 (0)20 8221 9001

Email	info-bio@heimannsystems.co.uk
Internet	www.shb-jena.com

Amendment no. 5

to the Agreement no. DDS/65/413/Pse

(hereinafter referred to as « the AGREEMENT »)

between

SAGEM SA, a French corporation having its registered office at 27 rue Leblanc, 75115 Paris, France, represented by Mr. Jean-Paul THIERRY, Managing Director, Security Activity of the Defense and Security Division,

(hereinafter referred to as “SAGEM”),

and

HEIMANN BIOMETRIC SYSTEMS, a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Dr. Bernd REINHOLD, President,

(hereinafter referred to as “HBS”),

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

In consideration of the importance for Heimann Systems, Wiesbaden, to offer live scan systems for the German market as an system integrator and in consideration of the interest of SAGEM and HBS to continue the co-operation within the frame of the Agreement dated December 30th, 1998, the Parties agreed to modify the Marketing Roles and Responsibilities according to article 6 specially for livescan- related tenders in Germany:

For SAGEM:

•	To grant Heimann/HBS with the right to answer as a Prime Contracter to all livescan-related tenders issued in Germany and to accept to be subcontractor to Heimann/HBS.

For Heimann/HBS:

•	To commit to use SAGEM ILSS Software for all livescan- related tenders issued in Germany.

•	To commit to work with SAGEM in order to integrate the SAGEM ILSS Software with Heimann/HBS livescan for all tenders in Germany.

•

To use both SAGEM logo and Heimann logo in any document provided by Heimann/HBS in the frame of the livescan-related tenders in Germany, except for direct tender response documents provided by Heimann/HBS to the German Police Forces. These response documents will contain a clear explanation of the co-operation between SAGEM and Heimann/HBS.

•

To display for all livescan- related tenders issued in Germany both SAGEM logo and Heimann logo on major hardware components and ILSS screens for live scan units sold in Germany and to declare the live scan booking station to German Customers as being the result of the co-operation between HBS and SAGEM.

•

To take into account all livescan units sold by Heimann/HBS for all livescan- related tenders issued in Germany as part of the Frame orders commitments indicated in Amendment Nr 4 to the Agreement DDS/65/413/Pse and to modify accordingly the Amendment Nr 4 with respect to that.

SAGEM and HBS shall define the commercial details for the use of the SAGEM ILSS Software in a frame contract including the necessary initial costs and the licence costs related to the expected German sales volume.

1

ARTICLE 2

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and amendments 1, 2, 3 and 4 remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this AMENDMENT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and on behalf of	For and on behalf of

SAGEM SA	HEIMANN BIOMETRIC SYSTEMS
Jean-Paul THIERRY	Dr. Bernd REINHOLD
Managing Director,	President
Security Activity of the Defense And Security Division,

Date: . 2002	Date: 3rd July 2002

2

Amendment no. 6

to the Agreement no. DDS/65/413/Pse

(hereinafter referred to as « the AGREEMENT »)

between

SAGEM SA, a French corporation having its registered at 27 rue Leblanc, 75115 Paris, France, represented by Mr. François PERRACHON, Managing Director, Identification Systems,

(hereinafter referred to as « SAGEM »),

and

HEIMANN BIOMETRIC SYSTEM, a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Dr. Bernd REINHOLD, President,

(hereinafter referred to as « HBS »),

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

The Parties agreed on mutual basic Marketing Roles and Responsibilities specially for livescan- related tenders in Germany as defined in the Amendment no. 5 to the Agreement n° DDS/65/413/Pse. As indicated therein, “SAGEM and HBS shall define the commercial details for the use of the SAGEM ILSS Software in a frame contract including the necessary initial costs and the licence costs related to the expected German sales volume.”

These details and the associated initial costs and licence costs are defined in the present AGREEMENT.

The following definitions and procedures shall be used for the practical implementation of this co-operation:

1.1 Basic Software, Basic Software Options, Customized Basic Software and Project Specific Work

SAGEM will offer to HBS and HBS will purchase from SAGEM software for the livescan booking station and the according runtime licenses. The following definitions for terms shall be used:

Basic Software (ILS2 version 5.1 at the date of signature of this Amendment) Basic Software is the software which is made available by SAGEM to HBS in the frame of the tender (RFP) of Sachsen-Anhalt with the generic set of functions and features as detailed in Appendix A.

The Basic Software is software that can be used on a PC with MS Windows-2000, in conjunction with any the following HBS scanner models:

•	LS1/P+ with PCI board

•	LS1/T+ with PCI board

•	LS1 /P++ with 1394 Interface

The Basic Software referenced and managed in SAGEM includes:

•	COTS software components from Third Parties, integrated into the ILS2 software: ILOGVIEWS_RT, VERSANT_RT, ORBACUS_RT, PYTHON, and XML Parser.

•	Software components from Sagem, integrated into the ILS2 software: Sequence Check and Quality Check, WSQ compression/decompression

•	DOCUMENTATION from Sagem: User documentation, Administration guide, Installation guide, Customisation guide, provided in English and in electronic form (pdf file format)

All runtime licenses of the Basic Software as defined above together form the “ILS2_5.1_RT” as listed under item B in the table of section 1.2 below.

Basic Software Options

Options of the Basic Software are the parts of the software proposed in the frame of the RFP Sachsen Anhalt as an option as detailed in Appendix A, which can be added to the Basic Software. Archiving and documentation shall be done by SAGEM in a similar manner as for the Basic Software. The runtime license of the only Basic Software Option proposed in the frame of the RFP Sachsen Anhalt, “Flatbed Cardscanning”, is the “ILS2_CARDSCAN_RT” as listed under item C in the table of section 1.2 below.

Upon request SAGEM shall send to HBS the price of any other Basic Software Options requested in other future RFPs.

Customized Basic Software (provided by SAGEM)

Customized Basic Software are those parts of the Basic Software which need to be customised for the specific requirements of the RFP Sachsen Anhalt as described in the according tender specification documents as detailed in Appendix A. Delivery of the software and the documentation shall be provided by SAGEM on a case by case basis as requested by HBS in an order sent to SAGEM for the corresponding end user project in Germany. The development work of the Customized Basic Software for Sachsen-Anhalt provided by SAGEM to HBS is the “ILS2SW_CUSTOM_01_DEV” as listed under item D in the table of section 1.2 below. HBS is entitled to duplicate the Customization Basic Software for each license of Basic Software sold by HBS

Upon request SAGEM shall send to HBS the price of any other Customized Basic Software requested in other future German RFPs.

Project Specific Work

Any specific functions or features which are not part of the Basic Software, Basic Software Options and Customized Basic Software and which will be developed by SAGEM for HBS on a case by case basis after receipt of an order from HBS.

1.2 Prices, Proposals, Tender Responses

For all German tenders, the following pricing shall be applicable between SAGEM and HBS. All prices are exclusive of VAT.

Item No.	Item	Item Description	Price, exclusive VAT	Comments

A	ILS2_Basic Software Tools Kit	Delivery of the Software tools kit that allows HBS to perform the customization of the Generic software version ILS2 5.1.Training for HBS (for a max. of 3 persons, duration 5 days), to be held in Eragny.	[****]	SAGEM will install: The software tools kit, the customized software (Item D) on PC platform( provided by HBS). The InstallShield version 5.1 to generate ILS2 customised software will be provided by HBS.

B	ILS2_Basic Software _RT, RunTime license	Delivery of the RunTime licence with a Dongle. This RunTime licence allow HBS to integrate its Print Server Software for printing.	[****]	flat rate price per Livescan unit, applicable for all German installations starting with livescan station number 1, no further volume discount

C	ILS2_CARDSC AN_RT, the optional card scanning software extension, runtime license	Delivery of the RunTime licence that allows to scan the tenprint forms (as defined in Appendix A) via EPSON Expression 1680 scanner. This RunTime License includes the RunTime licence to drive this EPSON scanner and complies with the IQS standard.	[****]	flat rate price per Livescan unit, applicable for all German installations starting with livescan station number 1, no further volume discount.

D	ILS2SW_CUST OM_01_DEV	Delivery of the customized ILS2 version 5.1 software in accordance with	[****]	Development of a customized software as defined in Appendix A.

SAGEM proposal defined in Appendix A. (SAGEM technical answer to Sachsen-Anhalt Tender).

E	ILOGVIEW_DEV	Ilogview developer software	[****]	price of the ILOGVIEWS license when purchased via Sagem (without training).

HBS will communicate all available official tender documents and other available information to SAGEM, together with the explicit request for the submittal of Project Specific Work proposals including pricing, estimated time period needed to perform it, and other commercially and technically needed commitments. HBS and SAGEM will work in cooperation to clarify all points of the tender. SAGEM will then transmit in due time its price proposals to HBS which may include different options.

For each Project Specific Work, Sagem shall prepare and submit to HBS an official commercial proposal no later than 1 week before the submittance of HBS’s proposal in the frame of the tender, and HBS shall order with reference to this commercial proposal from Sagem. If such proposal is not available and received by HBS in due time ahead of the dead line for the tender response, and if the German end user is not willing to extend the dead line for submission of tender responses, then HBS will be free to either exclude that part of the requested tender item from the response or to include a solution from HBS or any other third party for the requested tender item. In such case HBS shall inform Sagem of what it has proposed to the customer.

1.3 Warranty

Warranty period for all software and any dongles from Sagem shall be 12 months from their date of delivery to HBS. Therefore runtime licenses and dongles will be delivered with an identifier that defines the type of license and the serial number(s), and such identifiers will be listed on the shipping documents from Sagem.

HBS will maintain a report log of the use of all runtime licenses on end user systems and send it to SAGEM upon SAGEM’s request.

During the warranty period, Sagem shall fix all problems of its software and corresponding hardware dongles reported to SAGEM by HBS and acknowledged by SAGEM. Sagem shall provide such fix to HBS in a form that complies with the applicable tools and procedures for the installation, testing, and maintenance of the systems.

During End User acceptance tests HBS shall inform SAGEM about any problem. During the warranty period SAGEM shall assist HBS in the End User Acceptance tests by fixing any reported problem. The path leading to the problem resolution shall be jointly defined.

1.4 Acceptance tests

Since the Basic Software and the Basic Software Options are standard software provided by SAGEM to Customers world-wide, no acceptance test will be performed for this software alone.

For any Customized Basic Software provided by SAGEM and any Project Specific Work Sagem and HBS will perform their internal acceptance tests as requested by their internal quality assurance rules. Sagem and HBS will allow each other to participate during such internal acceptance tests. Regardless of that HBS will promptly inform Sagem about any difficulty or non-performance which might occur during HBS internal or HBS performed end user acceptance tests. Given the nature of the Customized Basic Software, Sagem and HBS agree that the end user in Sachsen-Anhalt and any further customer shall be the party able to confirm the acceptance of the delivered software, insofar Sagem’s and HBS’ internal acceptance tests are of a preliminary nature.

However it is agreed that the Customized Basic Software shall be accepted by HBS acting on behalf of itself no later than one month after the delivery of the Customized Basic Software even if the Acceptance is not signed yet by the End User unless the delay in the Acceptance test is attributable to SAGEM.

1.5 Delivery schedule

To comply with the requirements defined in Appendix A, SAGEM will provide HBS with the following software versions:

BASIC SOFTWARE:

ILS2 version 5.1: This version contains all the functions requested in the RFP exept for those functions provided in the version 5.2 and 5.3.

ILS2 version 5.1 is available as from 30 July 2002.

ILS2 version 5.2: This version based on ILS2 version 5.1 will provide the following functions:

+ Experimental prints function as defined in SAGEM answers to the RPF in Appendix A

+ Users management through NT domain as defined in SAGEM answers to the RPF in Appendix A

ILS2 version 5.2 will available as from 30 October 2002.

BASIC SOFTWARE OPTIONS:

ILS2 version 5.3: This version based on ILS2 version 5.2 will provide the following function:

+ Cardscan function for Tenprint (front side) and Palmprint (back side) KP1 paper document acquisition as defined in SAGEM answers to the RPF in Appendix A. ILS2 version 5.3 will be available as from 30 December 2002

SAGEM will always deliver the latest available version of the Basic Software and Basic Software options unless otherwise decided by SAGEM and unless this version does not meet the requirements of the end user.

In case that SAGEM should not be able to deliver ordered software to HBS (e.g. due to technical problems of the latest available version) in due time, SAGEM and HBS shall jointly define how to proceed and whether alternative approaches (e.g. usage of another version of the software) can reasonably be proposed to the end user.

The delivery period of any available version of Basic Software and Basic Software Options is 4 weeks from the receipt of the HBS order.

CUSTOMIZED BASIC SOFTWARE

Any Customized Basic Software as defined in Appendix A ordered by HBS to SAGEM will be delivered within 3 months from the receipt of the order.

The Software tools kit (Item A of table 1.2) shall be delivered once to HBS at the same time of the first delivery of Customized Basic Software (Item D of table 1.2) in Eragny.

1.6 Terms of payment

SAGEM will send the invoice for any software delivered to HBS on the date defined in the table below. HBS will pay to SAGEM within 60 days after date of invoice.

Item No.	Item Description	1st Tender	Up From 2nd Tender
A	ILS2_Basic Software_ToolsKit	After finishing training	Not necessary

B	ILS2_Basic Software_RT	After order by HBS	After order by HBS

C	ILS2_CARDSCAN_RT	After order by HBS	After order by HBS

D	ILS2SW_CUSTOM_O1_DEV	At the first of the 2 following dates: (i) after acceptance by the end user or (ii) 1 month after delivery of the software by SAGEM.	Not applicable

E	ILOGVIEW_DEV	After order by HBS	Not necessary

1.7 Licensing Conditions and Rights

In addition to the license terms and conditions of Exhibit 7 of the AGREEMENT, Sagem and HBS agree on the following specific licensing conditions:

Sagem is entitled to the following rights and obligations:

•	to deliver any software (section 1.2) ordered by HBS in form of a Master Copy on CD-ROM or other mutually defined removable data media

•	to mark such media with identifiers

•	to inform HBS about any new update, upgrade or fix that might become available in future for the Software

•	to request HBS for reporting on the performance of the Software

HBS is entitled to the following rights and obligations:

•	to install the Software on any computer hardware that complies with the applicable technical requirements specified by SAGEM,

•	to supply the Software together with such computer hardware as a complete system to end users in Germany

•	to store the Software on HBS-internal computers for archival purposes

•	the create and keep under HBS control further copies of the delivered Master Copy for data safety purposes only,

•	to use HBS-internal tools to archive the different versions of the Software

•	to maintain such Software for end users in Germany

•	to modify those parts of the Customized Basic Software developed by SAGEM to customize it for other German end users and maintain it in accordance with SAGEM’s instructions.

•

to install additional software on the computer hardware (e.g. remote administration tools, the HBS print software) provided that the installation of this additional software is compatible with SAGEM’s Software.

•

to develop new customizations of the Customized Basic Software for future new end users in Germany, or alternatively to ask Sagem to propose the development of new customizations, on a case-by-case basis.

•	to be responsible for those parts of the Customized Basic Software which are configured or customized by HBS and for any additionally installed software

1.8 Maintenance

Sagem shall offer to HBS optional maintenance prices for the maintenance of the Basic Software and any Project Specific Works after the expiration of the warranty. If needed, HBS shall order such maintenance together with the original runtime license.

ARTICLE 2

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and amendments 1, 2, 3, 4 and 5 remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this AMENDMENT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and on behalf of	For and on behalf of

SAGEM SA	HEIMANN BIOMETRIC SYSTEMS
Francois PERRACHON	Dr. Bernd REINHOLD
Managing Director,	President
Identity Systems

Date: ____._______________ 2002	Date: ____._______________ 2002

Appendix A

The Appendix A contains the technical part of the request for tender issued by the Land Sachsen-Anhalt and includes SAGEM answers.

Amendment no. 7

to the Agreement no DDS/65/413/Pse

(hereinafter referred to as « the AGREEMENT »)

between

SAGEM SA, a French corporation having its registered office at 27 rue Leblanc, 75115 Paris, France, represented by Mr. François PERRACHON, Managing Director, Identification Systems,

(hereinafter referred to as « SAGEM »),

and

HEIMANN BIOMETRIC SYSTEMS, a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Dr. Bernd REINHOLD, President,

(hereinafter referred to as « HBS »),

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

The Parties agree to replace the exhibit 8 “SAGEM’s Customers” of the Agreement n° DDS/65/413/Pse by the new exhibit 8 “SAGEM’s customers” attached.

ARTICLE 2

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and amendments 1, 2, 3, 4, 5 and 6 remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this AMENDMENT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and on behalf of	For and on behalf of

SAGEM SA	HEIMANN BIOMETRIC SYSTEMS

François PERRACHON	Dr. Bernd REINHOLD
Managing Director,	President
Identity Systems,

Date:__ ._____ .2002	Date:_______________ 2002

Appendix A

Exhibit 8

SAGEM’s CUSTOMERS

Appendix A

Exhibit 8

SAGEM’s customers

Morpho® AFFIS

users world-wide

SAGEM

Technology in action

Security Division	SAGEM
Identification Systems

International Organisations

[****]

[****]

[****]

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Security Division	SAGEM
Identification Systems

Europe

AUSTRIA

[****]

AZERBAIJAN

[****]

BELGIUM

[****]

ESTONIA

[****]

FINLAND

[****]

FRANCE

[****]

[****]

[****]

[****]

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Security Division	SAGEM
Identification Systems

GERMANY

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

HUNGARY

[****]

LATVIA

[****]

MACEDONIA

[****]

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Security Division	SAGEM
Identification Systems

POLAND

[*****]

[*****]

[*****]

RUSSIA

[*****]

SCOTLAND

[*****]

SPAIN

[*****]

UNITED KINGDOM OF GREAT BRITAIN AND NORTHERH IRELAND

[*****]

[*****]

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Security Division	SAGEM
Identification Systems

Middle-East & Asia - Pacific

AUSTRALIA

[*****]

[*****]

[*****]

[*****]

[*****]

BAHRAIN

[*****]

ISRAEL

[*****]

KUWAIT

[*****]

LEBANON

[*****]

[*****]

MALAYSIA

[*****]

[*****]

[*****]

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Security Division	SAGEM
Identification Systems

PHILIPPINES

[*****]

QATAR

[*****]

SAUDI ARABIA

[*****]

[*****]

THAILAND

[*****]

UNITED ARAB EMIRATES

[*****]

[*****]

VIETNAM

[*****]

[*****]

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Security Division	SAGEM
Identification Systems

Africa

BOTSWANA

[*****]

IVORY COAST

[*****]

[*****]

MAURITANIA

[*****]

[*****]

NAMIBIA

[*****]

NIGERIA

[*****]

SOUTH AFRICA

[*****]

[*****]

[*****]

TUNISIA

[*****]

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Security Division	SAGEM
Identification Systems

Central & South America

ARGENTINA

[*****]

[*****]

[*****]

BRASIL

[*****]

COLOMBIA

[*****]

[*****]

[*****]

GUATEMALA

[*****]

HONDURAS

[*****]

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Security Division	SAGEM
Identification Systems

MEXICO

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

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Security Division	SAGEM
Identification Systems

NORTH AMERICA

UNITED STATES OF AMERICA FEDERAL

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

STATE OF ARIZONA

[*****]

[*****]

STATE OF COLORADO

[*****]

STATE OF HAWAII

[*****]

STATE OF MARYLAND

[*****]

STATE OF MISSOURI

[*****]

STATE OF NEW JERSEY

[*****]

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Security Division	SAGEM
Identification Systems

STATE OF NEW YORK

[*****]

[*****]

[*****]

[*****]

STATE OF OHIO

[*****]

[*****]

[*****]

[*****]

STATE OF OKLAHOMA

[*****]

STATE OF TEXAS

[*****]

[*****]

[*****]

STATE OF WASHINGTON

[*****]

[*****]

STATE OF WISCONSIN

[*****]

[*****]

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Amendment no. 8

to the Agreement no. DDS/65/413/Pse

between

SAGEM SA, a French corporation having its registered office at 27 rue Leblanc, 75115 Paris, France, represented by Mr. Jean-Paul JAINSKY, Managing Director, Security Division of SAGEM.

(hereinafter referred to as “ SAGEM ”),

and

HEIMANN BIOMETRIC SYSTEMS GMBH, a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Henry STEGER, Vice President Marketing & Sales,

(hereinafter referred to as “ HBS ”),

PREAMBLE

WHEREAS, SAGEM SA and Heimann Biometrics Systems GmbH signed the Agreement no DS/65/413/Pse on December 30, 1998, (hereinafter referred to as “ the AGREEMENT ”),

WHEREAS, the AGREEMENT is valid until December 30, 2003 and is automatically renewable for successive one year periods unless one of the party notifies its intention not to renew the AGREEMENT with a six months written notice prior to the date of renewal as defined in article 16.3 of the AGREEMENT,

WHEREAS, SAGEM SA and Heimann Biometrics Systems GmbH signed an Amendment No4 to the AGREEMENT on April 12, 2002. In Article 1 of this Amendment No4 SAGEM commits to order [****] products (amongst LS1/P+ and/or LS1/P++ and/or LS1/T+ products) by the end of the term of the AGREEMENT (December 30, 2003).

SAGEM has ordered more than [****] products by December 2002 and consecutively SAGEM has fulfilled the frame order as per Article 1.

WHEREAS, in Article 2 of this Amendment No4 SAGEM commits to order [****] Cabinet products by the end of the term of the AGREEMENT (December 31, 2003).

SAGEM has ordered more than [****] products by December 2002 and consecutively SAGEM has fulfilled the frame order as per Article 2.

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

SAGEM and HBS agree to modify as follows the article 16.2 of the AGREEMENT : “The term of the AGREEMENT shall commence as of the EFFECTIVE DATE and shall remain valid during 6 years unless extended in accordance with article 16.3 of this AGREEMENT, stating the end of the term of the AGREEMENT on 31st, December 2004.”

HBS

Page 1/7

The parties agree to start negotiations in the event of specific projects with special requirements.

ARTICLE 2

Frame Order for [****] products LS1/P++

SAGEM (including its subsidiaries) commits to order from HBS at least a total of [****] LS1/P++ products at the following prices from March 21st, 2003 to the term of the AGREEMENT.

SAGEM (including its subsidiaries) will do its best effort to propose LS1/P++ product in place of the LS1/P+ product. The price for LS1/P+ is given in article 7.

	Description of the product	Frame Order Price
1	LS1/P++ OEM/DLL	[****]
LS1/P++ scanner block with IEEE interface
IEEE interface cable
Foot pedal incl. Cable
Software license for HBS “Capture DLL” software module
2	LS1/P++/PAD OEM/DLL	[****]
LS1/P++ scanner block with IEEE interface
and integrated signature PAD
IEEE interface cable
Foot pedal incl. Cable
Software license for HBS “Capture DLL” software module

SAGEM will afterwards issue valid Purchase Orders from time to time to release the shipment of the specified Products to be delivered in said time period. HBS will confirm Purchase Orders in writing.

SAGEM shall send to HBS in the first week of each semester a rolling forecast for the expected call order quantity and product version for the next 6 months.

At the end of the frame order period, HBS shall establish the total number of Products LS1/P++ ordered by SAGEM (including its subsidiaries). A quantity of [****] LS1/P+ products maximum, if ordered, will be accounted in the computation of the total number of products. The price for these LS1/P+ will be, in difference to ARTICLE 7, [****] EUR per piece.

•	If the quantity ordered is higher or equal to [****] then SAGEM has fulfilled the frame order.

•

If the quantity ordered is less than [****], then SAGEM must pay at the end of the frame order period a sum corresponding to [****] of the unit price of the LS1/P++ product for each product of the Frame Order not ordered (i.e . [****] less the products ordered by the end of the frame order).

HBS

Page 2/7

ARTICLE 3

Frame Order for [****] LS1_CABINET products or any new cabinet provided by HBS.

SAGEM (including its subsidiaries) commits to order from HBS at least a total of [****] LS1_CABINET_V115 and/or LS1_CABINET_V230 products at the following prices from March 21st, 2003 to the term of the AGREEMENT.

The unit price for LS1_CABINET_V115 and LS1_CABINET_V230 products is:

3. Price: [****]

The unit price for New CABINET products is:

Price: TBD per New Cabinet

SAGEM will afterwards issue valid Purchase Orders specifying the Voltage version of the Products in order to release the shipment of the Products to be delivered in the said frame order period. HBS will confirm Purchase Orders in writing.

At the end of the frame order period, HBS shall establish the total number of Products ordered by SAGEM (including its subsidiaries). If a new Cabinet version will be available before end of the frame order period, then the sold quantity of this new Cabinet will be included in the total quantity.

•	If the quantity ordered is higher or equal to [****], then SAGEM has fulfilled the frame order.

•

If the quantity ordered is less than [****], then SAGEM agrees to pay at the end of the frame order period a sum of [****] of the unit price of the LS1_CABINET product for each LS1_ CABINET product not ordered by the end of the frame order.

HBS

Page 3/7

ARTICLE 4

Frame Order for [****] products LS1/LITE-X

SAGEM (including its subsidiaries) commits to order from HBS at least a total of [****] LS1/LITE-X products from March 21st, 2003 to the term of the AGREEMENT.

SAGEM (including its subsidiaries) will do its best effort to propose LS1/LITE-X product in place of the LS1/T+ product.

The price for LS1/T+ are given in article 7.

	Description of the product	Frame Order Price
3	LS1/LITE-X OEM/DLL	[****]
LITE-X scanner block with IEEE interface
Interface cable to Laptop
Foot pedal incl. Cable
Software license for HBS “Capture DLL” software module
4	LS1/LITE-X Suitcase	[****]
Transport case for portable use

SAGEM will afterwards issue valid Purchase Orders from time to time to release the shipment of the specified Products to be delivered in said frame order period. HBS will confirm Purchase Orders in writing.

SAGEM shall send to HBS a rolling forecast for the expected call order quantity and product version for the next 6 months in the first week of each semester.

At the end of the frame order period, HBS shall establish the total number of Products LS1/LITE-X ordered by SAGEM (including its subsidiaries). A quantity of twenty (20) LS1/T+ products maximum, if ordered, will be accounted in the computation of the total number of products.

•	If the quantity ordered is higher or equal to [****], then SAGEM has fulfilled the frame order.

•

If the quantity ordered is less than [****], then SAGEM must pay at the end of the frame order period a sum corresponding to [****] of the unit price of the LS1/LITE-X product for each product of the Frame Order not ordered (i.e. [****] less the products ordered the end of the frame order).

HBS

Page 4/7

ARTICLE 5

In the case, that SAGEM will place one Purchase Order about [****]. LS2/CHECK OEM/DLL, the price for this special PO will be [****] per unit. In that case SAGEM will pay an upfront deposit about 20% of the total ordered amount with placing PO. The unit price of [****] for LS2/CHECK OEM/DLL product will valid until the term of the AGREEMENT, after this special PO will be executed.

ARTICLE 6

The Parties agree to add the HBS scanner product LS1/LITE and ACCO to the list of products offered by HBS to SAGEM.

The LS1/LITE and ACCO1394 products will be handled as a separate product according to the attached price list.

	Description of the product	List price
5	ACCO1394 subsystem	[****]
ACCO1394 scanner block with IEEE interface
interface cable for laptop
Software license for HBS “Capture DLL” software module
6	LS1/LITE OEM/DLL	[****]
LS1/LITE scanner block with IEEE interface
Interface cable for Laptop
Foot pedal incl. cable
Software license for HBS “Capture DLL” software module
7	LS1/LITE Suitcase	[****]
Transport case for portable use
8	LS2/F OEM/DLL	[****]
LS2/F scanner block with IEEE interface
IEEE interface cable to Laptop
Foot pedal incl. Cable
Software license for HBS “Capture DLL” software module
9	LS2/CHECK OEM/DLL	[****]
LS2/CHECK scanner block with IEEE interface
IEEE interface cable to laptop
Software license for HBS “Capture DLL” software module

Each system, ordered by SAGEM (including including its subsidiaries) until the term of the AGREEMENT, will be provided with [****] discount on the above mentioned list price per scanner system.

HBS

Page 5/7

ARTICLE 7

Price for products, which are not included in the ARTICLEs above, but which SAGEM commits to order to HBS based upon availability and need, are listed in the table below.

	Description of the product	Price
10	LS1/P+ OEM/DLL	[****]
LS1/P+ scanner block (ILM2)
DSCI interface board W2T
Cable Scanner block – DSCI
Foot pedal incl. cable
Software license for HBS “Capture DLL” software module

11	LS1/T+ OEM/DLL	[****]
LS1/T+ scanner block (ILM3)
DSCI interface board W2T
Cable Scanner block – DSCI
Foot pedal incl. cable
Software license for HBS “Capture DLL” software module

*)	except [****] pieces, conditions see ARTICLE 2.

The prices are valid independent from the ordered quantity.

ARTICLE 8

For SAGEM’s subsidiary SMI the payment period remains with 30 days. The order prices for the products listed above in this Amendment if ordered by SMI will be included in the price table, Exhibition 1 to this Amendment.

ARTICLE 9

For the products mentioned in ARTICLEs above of this amendment the following terms and conditions are applicable.

Terms of delivery:	For LS scanner products

Ex Work HBS Jena /Incoterms 2000

	• max. 10 pieces	lead time 4 weeks A.R.O.,

	• max. 25 pieces per month	lead time 8 weeks A.R.O.,

	• max. 25 pieces per week	lead time 16 weeks A.R.O.

This delivery time will be valid only in the event that SAGEM has fulfilled it’s obligations regarding a rolling forecast, included in ARTICLEs 2 and 4. If SAGEM does not send a forecast in time, the lead time will increase by 2 weeks.

For LS1-Cabinet products

Ex Work HBS Jena/Incoterms 2000

• max. 10 pieces	lead time 6 weeks A.R.O.,

• max. 25 pieces per month	lead time 10 weeks A.R.O.,

• max. 25 pieces per week	lead time 18 weeks A.R.O.,

HBS

Page 6/7

Terms of payment:	Payment 60 days after date of Invoice

Except for SMI, which will pay within 30 days after the date of invoice as defined in ARTICLE 8.

Issuing of invoices:	Invoices will be always issued on the date when the equipment ordered is ready for pick up at the HBS location in Jena / Germany.

Payments:	Each invoice shall be paid without deduction, deferment, set-off, counter claim or other withholding whatsoever. All bank charges will be paid by SAGEM.

Account:	All payments to the account of HBS at: [****]

ARTICLE 10

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and amendments 1, 2, 3, 4, 5, 6 and 7 remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this AMENDMENT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and behalf of	For and behalf of

SAGEM SA	Heimann Biometric Systems GmbH

Jean Paul JAINSKY Managing Director, Security Division	Henry STEGER Vice President Marketing & Sales

Date: 15.04.2003	Date: 21.03.2003

Exhibitions: 1. Price table

HBS

Page 7/7

Conditions for SAGEM/SMI, valid from date of signature Amendment 8 until December 31st, 2004

	Description of the product	Order Price SAGEM (60 days)	Order Price SMI (30 days)	HSL SAGEM*	HSL SMI*
	Frame order about [****] pieces P++ incl. delivery to German Police forces

1	LS1/P++ OEM/DLL	[****]	[****]	10098	10250

1a	LS1/P+ OEM/DLL For [****] pcs. only, see ART. 2	[****]	[****]	10024	10036

2	LS1/P++/PAD OEM/DLL	[****]	[****]	10251	10252

3	Frame order about [****] pieces LS1_CABINET	[****]	[****]	10017	10018

	Frame order about [****] pieces LITE-X

4	LS1/LITE-X OEM/DLL	[****]	[****]	10264	10262

5	LS1/LITE-X Suitcase	[****]	[****]	10142	10142

6	One PO about [****] pieces LS2/CHECK Further remarks s. ART. 5	[****]	[****]	10096	10127

7	ACCO1394	[****]	[****]

8	LS1/LITE OEM/DLL	[****]	[****]	10095	10132

9	LS1/LITE/SUITCASE	[****]	[****]	10119	10119

10	LS2/F OEM/DLL	[****]	[****]	10047	10128

11	LS2/CHECK OEM/DLL	[****]	[****]	10096	10127

	Products w/o discounts

12	LS1/P+ OEM/DLL	[****]	[****]	10024	10036

13	LS1/T+ OEM/DLL	[****]	[****]	10069	10068

*	Remarks for HBS only

Conditions for SAGEM/SMI, valid from date of signature Amendment 8 until December 31st, 2004

	Description of the product	Order Price SAGEM (60 days)	Order Price SMI (30 days)	Order code SHB for SAGEM*	Order code SHB for SMI*
	Frame order about [****] pieces P++ incl. delivery to German Police forces

1	LS1/P++ OEM/DLL Order code	[****]	[****]	10098	10250
	SAGEM/SMI	188132728-01	2202-129000-1

1a	LS1/P+ OEM/DLL For [****] pcs. only, see ART. 2 Order code	[****]	[****]	10024	10036
	SAGEM/SMI	187664747-01	[****]

2	LS1/P++/PAD OEM/DLL Order code SAGEM/SMI	[****]	[****]	10251	10252

3	Frame order about [****] pieces LS1_CABINET Order code	[****]	[****]	10017	10018
	SAGEM/SMI	187725996-01	6301-900008-0

	Frame order about [****] pieces LITE-X

4	LS1/LITE-X OEM/DLL Order code SAGEM/SMI	[****]	[****]	10264	10262

5	LS1/LITE-X Suitcase Order code SAGEM/SMI	[****]	[****]	10142	10142

6	One PO about [****] pieces LS2/CHECK Further remarks s. ART. 5 Order code SAGEM/SMI	[****]	[****]	10096	10127

7	ACCO1394 Order code SAGEM/SMI	[****]	[****]	10274	10274

8	LS1/LITE OEM/DLL Order code SAGEM/SMI	[****]	[****]	10095	10132

9	LS1/LITE/SUITCASE Order code SAGEM/SMI	[****]	[****]	10119	10119

10	LS2/F OEM/DLL Order code SAGEM/SMI	[****]	[****]	10047	10128

Conditions for SAGEM/SMI, valid from date of signature Amendment 8 until December 31st, 2004

11	LS2/CHECK OEM/DLL Order code SAGEM/SMI	[****]	[****]	10096	10127

	Products w/o discounts

12	LS1/P+ OEM/DLL Order code SAGEM/SMI	[****]	[****]	10024	10036
13	LS1/T+ OEM/DLL Order code	[****]	[****]	10069	10068
	SAGEM/SMI		2202-129001-1

*	Remarks for SHB only

AMENDMENT no. 9

to the Agreement no. DDS/65/413/Pse

(hereinafter referred to AS “the AGREEMENT”)

[NEVER EXECUTED AND

INTENTIONALLY OMITTED]

Amendment no. 10

to the Agreement no DDS/65/413/Pse

between

SAGEM SA, a French corporation having its registered office at 27 rues Leblanc, 75115 Paris, France, represented by Mr. Jean-Paul JAINSKY, Managing Director, Security Division of SAGEM.

(hereinafter referred to as “SAGEM”),

and

SMITHS HEIMANN BIOMETRICS GMBH, a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Henry STEGER, Vice President Marketing & Sales,

(hereinafter referred to as “SHB”),

PREAMBLE

WHEREAS, SAGEM SA and Heimann Biometrics Systems GmbH signed the Agreement no DS/65/413/Pse setting force the terms and conditions relative to the sale of hardware and software described hereinafter of one company to the other on December 30, 1998, (hereinafter referred to as “ the AGREEMENT”),

WHEREAS, the AGREEMENT is valid until December 30, 2003 and is automatically renewable for successive one year periods unless one of the party notifies its intention not to renew the AGREEMENT with a six months written notice prior to the date of renewal as defined in article 16.3 of the AGREEMENT,

WHEREAS, SAGEM and SHB, the former Heimann Biometric Systems GmbH , signed the Amendment n° 8 on April 4th, 2003 (hereinafter referred to as “Amendment 8”), which is valid until December 31st, 2004,

WHEREAS SHB has included new products in its portfolio and SAGEM is willing to include these products in its business,

WHEREAS SHB has phased out LS1 products and SAGEM didn’t place an last order for these products,

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 0

SAGEM and SHB agree to modify as follows the article 16.2 of the AGREEMENT: “The term of the AGREEMENT shall commence as of the EFFECTIVE DATE and shall remain valid during 7 years unless extended in accordance with article 16.3 of this AGREEMENT, stating the end of the term of the AGREEMENT on 31st, December 2005.”

SAGEM	SHB

Page 1/7

ARTICLE 1

The Amendment 10 is valid up from signature by both Parties and will expired December 31st, 2005.

ARTICLE 2

The Amendment 10 includes the new products LITE-Ue, LITE-X/Xe, LITE CABINET, LITE CABINET w/o TFT, LSCAN 1000P, acco 1394 and new accessories in the AGREEMENT and shows the prices for LS1 products, which valid up from January 1st 2005.

ARTICLE 3

Frame Order for [****] products LITE-Ue

SAGEM (including its subsidiaries) commits to order from SHB at least a total of [****] LITE-Ue products at the following prices in accordance to the terms of the AGREEMENT.

	Description of the product	Frame Order Price
1	LITE-Ue CE LITE-Ue scanner block with IEEE interface IEEE interface cable to PC* Software license for SHB “CAPTURE_ESSENTIALS” software	[****]
2	LITE-Ue Suitcase Transport case for portable use of LITE-Ue	[****]

*	If SAGEM/SMI will use IEEE cable to laptop, they have to note in theirs PO the remark “with CAB/IEEE/LT”.

SAGEM will afterwards issue valid Purchase Orders from time to time to release the shipment of the specified Products to be delivered in said time period. SHB will confirm Purchase Orders in writing.

SAGEM shall send to SHB in the first week of each semester a rolling forecast for the expected call order quantity and product version for the next 6 months.

At the end of the frame order period, SHB shall establish the total number of Products LITE-Ue, ordered by SAGEM (including its subsidiaries).

•	If the quantity ordered is higher or equal to [****] then SAGEM has fulfilled the frame order.

•

If the quantity ordered is less than [****], then SAGEM must pay at the end of the frame order period a sum corresponding to [****] of the unit price of the LITE-Ue product for each product of the Frame Order not ordered (i.e. [****] less the products ordered by the end of the frame order).

ARTICLE 4

Frame Order for[****] LITE CABINET products

SAGEM (including its subsidiaries) commits to order from SHB at least a total of [****] LITE CABINET products at the following prices to the terms of the AGREEMENT.

SAGEM	SHB

Page 2/7

	Description of the product	Frame Order Price
3	LITE CABINET Cabinet for the LITE-Ue or LITE-X/Xe with 17” TFT screen, integrated cabel set and foot pedal, no different between 230V and 115V)	[****]
LITE CABINET Options :
4	LITE CAB Touch Screen	[****]
5	LITE CAB Mugshoot Arm	[****]
6	LITE CAB Bracket, 1 pair, more in Exhibit 1	[****]

SAGEM will afterwards issue valid Purchase Orders in order to release the shipment of the Products to be delivered in the said frame order period. SHB will confirm Purchase Orders in writing.

At the end of the frame order period, SHB shall establish the total number of Products ordered by SAGEM (including its subsidiaries).

•	If the quantity ordered is higher or equal to [****], then SAGEM has fulfilled the frame order.

•

If the quantity ordered is less than [****], then SAGEM agrees to pay at the end of the frame order period a sum of [****] of the unit price of the LITE CABINET product for each LITE CABINET product not ordered by the end of the frame order.

ARTICLE 5

Frame Order for [****] products LITE-X and/or LITE-Xe

This ARTICLE replaces ARTICLE no. 4 in Amendment 8.

SAGEM (including its subsidiaries) commits to order from SHB at least a total of one hundred twenty LITE-X and/or LITE-Xe products up from the date of signature of this document to the term of the AGREEMENT.

	Description of the product	Frame Order Price
7	LITE-X CE	Range of ordered quantity :
	LITE-X scanner block with IEEE interface	[****]
	Interface cable to Laptop*	[****]
	Software license for SHB “CAPTURE_ESSENTIALS” software	[****]
[****]
[****]
[****]
8	LITE-Xe CE	Range of ordered quantity :
	LITE-Xe scanner block with IEEE interface	[****]
	Interface cable to Laptop*	[****]
	Software license for SHB “CAPTURE_ESSENTIALS” software	[****]
[****]
[****]
[****]
9	LITE-Xe Suitcase	[****]
Transport case for portable use of LITE-X or LITE-Xe

*	If SAGEM/SMI will use IEEE cable to PC, they have to note in theirs PO the remark“with CAB/IEEE/PC”.

SAGEM	SHB

Page 3/7

SAGEM will afterwards issue valid Purchase Orders from time to time to release the shipment of the specified Products to be delivered in said frame order period. SHB will confirm Purchase Orders in writing.

SAGEM shall send to SHB a rolling forecast for the expected call order quantity and product version for the next 6 months in the first week of each semester.

If the quantity ordered is less than [****], then SAGEM must pay at the end of the frame order period a sum corresponding to [****] of the [****] price of the LS1 LITE Xe product for each product not ordered (i.e. [****] less the products ordered by the end of the frame order).

ARTICLE 6

Quantity Orders for LS2/CHECK CE

	Description of the product	Price per piece by order:
10	LS2/CHECK CE	[****]
	LS2/CHECK scanner block with IEEE1394 interface and power	[****]
	supply	[****]
	IEEE 1394 interface cable to Laptop*	[****]
	Software license for SHB “CAPTURE_ESSENTIALS” software	[****]

*	If SAGEM/SMI will use IEEE cable to PC, they have to note in theirs PO the remark “with CAB/IEEE/PC”.

ARTICLE 7

Quantity Orders for L SCAN 1000P

	Description of the product	Price per piece by order:
11	L SCAN 1000P	[****]
	LSCAN 1000P scanner block with IEEE1394 interface IEEE	[****]
	1394 interface cable to PC	[****]
	Software license for SHB “CAPTURE_ESSENTIALS” software	[****]
[****]
[****]
[****]
[****]

ARTICLE 8

Quantity Orders for LITE-Ue

	Description of the product	Price per piece by order:
12	LITE-Ue CE LITE-[r] e scanner block with IEEE interface IEEE interface cable to PC* Software license for SHB “CAPTURE_ESSENTIALS” software	[****] [****] [****]

*	If SAGEM/SMI will use IEEE cable to laptop, they have to note in theirs PO the remark “with CAB/IEEE/PC”.

SAGEM	SHB

Page 4/7

ARTICLE 9

Quantity Orders for LITE-X/Xe

	Description of the product	Price per piece by order:

13	LITE-X CE LITE-X scanner block with IEEE interface IEEE interface cable to laptop* Software license for SHB “CAPTURE_ESSENTIALS” software	[****] [****]

14	LITE-Xe CE LITE-Xe scanner block with IEEE interface IEEE interface cable to laptop* Software license for SHB “CAPTURE_ESSENTIALS” software	[****] [****]

*	If SAGEM/SMI will use IEEE cable to PC, they have to note in theirs PO the remark “with CAB/IEEE/PC”.

ARTICLE 10

Additional items:

	Description of the product	Price

15	LITE CABINET w/o TFT Cabinet for the LS1 LITE-Ue or LSI LITE-X/Xe without 17” TFT screen, integrated cabel set and foot pedal no different between 230V and 115V option touchscreen not possible	[****]

16	LITE FSW 4* Foot switch for LITE_Ue or LITE-X/Xe	[****]

17	LS1_CARDPRINT_SERVER regular runtime license	[****]

18	Acco 1394 Single finger reader acco 1394 for rolled and flat finger IEEE interface cable for PC Software license for SHB “CAPTURE_ESSENTIALS” software module	[****]

19	L SCAN 100 Single finger reader for flat finger USB interface cable for PC Desk mounting kit Software license for SHB “CAPTURE_ESSENTIALS” software module	[****]

20	HINGE_KIT for LS1/P++	[****]

*	A PO for foot switches is applicable if the LITE products are used as desktop systems without cabinet.

The prices are valid independent from the ordered quantity.

ARTICLE 11

Prices for LS1 products valid up from January 1st, 2005, minimum order quantity 5 pcs.

SAGEM	SHB

Page 5/7

	Description of the product	Frame Order Price
21	LS1/P++ OEM/CE	[****]
LS1/P++ scanner block with IEEE interface
IEEE interface cable
Foot pedal incl. cable
Software license for HBS “CAPTURE_ESSENTIALS” software
module
22	LS1/P++/PAD OEM/CE	[****]
LS1/P++ scanner block with IEEE interface
and integrated signature PAD
IEEE interface cable
Foot pedal incl. cable
Software license for HBS “CAPTURE_ESSENTIALS” software
module
23	LS1 Cabinet 115 or 230V	[****]

ARTICLE 12

For SAGEM’s subsidiary SMI the payment period remains within 30 days. The order prices for the products listed above in this Amendment, if ordered by SMI, is included in the price table, Exhibit 1 to this Amendment. The currency for SMI is USD, the exchange rate between EURO and USD is 1,1766 (middle exchange rate EURO Fixing, asking price, from December 2002 until November 2004).

ARTICLE 13

For the products mentioned in ARTICLEs above of this amendment the following terms and conditions are applicable.

Terms of delivery:	For LITE scanner products
Ex Work SHB Jena /Incoterms 2000
	• max. 10 pieces	lead time 4 weeks A.R.O.,
	• max. 25 pieces per month	lead time 8 weeks A.R.O.,
	• max. 25 pieces per week	lead time 16 weeks A.R.O.

This delivery time will be valid only in the event that SAGEM has fulfilled it’s obligations regarding a rolling forecast, included in ARTICLEs 4 and 6. If SAGEM does not send a forecast in time, the lead-time will increase by 2 weeks.

For LITE CABINET products
Ex Work SHB Jena /Incoterms 2000 • max. 10 pieces	lead time 6 weeks A.R.O.,
• max. 25 pieces per month	lead time 10 weeks A.R.O.,
• max. 25 pieces per week	lead time 18 weeks A.R.O.,

ARTICLE 14

This Amendment 10 includes one attachment (Exhibit 1 to the Amendment 10), which includes the price table with the current prices in EURO and USD.

SAGEM	SHB

Page 6/7

ARTICLE 15

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and Amendments 1, 2, 3, 4, 5, 6, 7, 8 and 9 remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this EXHIBIT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and behalf of	For and behalf of
SAGEM SA	Smiths Heimann Biometrics GmbH

Jean Paul JAINSKY Managing Director, Security Division	Henry STEGER Vice President Marketing & Sales

Date:	Date: 30th November 2004

Attachment:

Exhibit 1: Price table for Amendment 10

SAGEM	SHB

Page 7/7

Conditions for SAGEM/SMI, valid up from date of signature Amendment 10 until December 31st, 2005 prices in EUR

prices in USD, exchange rate    1,1766

no.	Description of the product	Order price SAGEM (60 days) in EURO	Order Price SMI (30 days) in USD	Article SAGEM	Description SMI	order code SHB for SAGEM	order code SHB for SMI
	Frame order about [****] pcs. LITE-Ue
1	LITE-Ue CE	[****]	[****]		2202-129004-0	10022	10022
2	LITE-Ue Suitcase	[****]	[****]			10119	10119
	Frame order about [****] pcs. LITE CABINET
3	LITE CABINET	[****]	[****]		6301-129000-0	10161	10161
	LITE CABINET OPTIONS
4	LITE CAB Touch Screen	[****]	[****]		2406-129000-0	10309	10309
5	LITE CAB Mugshoot Arm	[****]	[****]		5001-129000-0	10310	10310
6	LITE CAB Bracket					10312	10312
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	Frame order about [****] pcs. LITE-X and/or LITE-Xe
7	LITE-X CE				2202-129003-0	10262	10262
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
8	LITE-Xe CE				2202-129003-2	10284	10284
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
9	LITE-X/Xe Suitcase	[****]	[****]		0799-129000-1	10142	10142
	Quantity orders for LS2/CHECK
10	LS2/CHECK CE			18813247-6	2202-129005-0	10096	10127
	[****]	[****]	[****]
	[****]	[****]	[****]

1 of 2

	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	Quantity orders for LSCAN 1000P
11	LSCAN 1000P
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	evaluation price until 23/12/04	[****]	[****]
	Quantity orders for LITE-Ue
12	LS1 LITE-Ue CE				2202-129004-0	10022	10022
	[****]	[****]	[****]
	[****]	[****]	[****]
	Quantity orders for LITE-X
13	LITE-X CE				2202-129003-0	10262	10262
	[****]	[****]	[****]
	[****]	[****]	[****]
	Quantity orders for LITE-Xe
14	LITE-Xe CE				2202-129003-2	10284	10284
	[****]	[****]	[****]
	[****]	[****]	[****]
	Additional items
15	LITE Cabinet w/o TFT	[****]	[****]
16	LITE FSW4	[****]	[****]		1002-129000-1	10303	10303
17	LS1_CARDPRINT_SERVER	[****]	[****]	187742707-01	7004-900002-0	10052	10052
18	acco 1394	[****]	[****]			10274	10274
19	L SCAN 100	[****]	[****]			10297	10297
20	HINGE_KIT	[****]	[****]		0999-900005-0	10044	10044
	LS1 products, valid up from January 1st, 2005, minimum order quantity [****] pcs.
21	LS1/P++ OEM/CE	[****]	[****]	188132728-01	2202-129000-1	10098	10250
22	LS1/P++/PAD OEM/CE	[****]	[****]			10251	10252
23	LS1_CABINET 230V/115V	[****]	[****]	187725996-01	6301-900008-1/-0	10017	10018

2 of 2

Amendment no. 11

to the Agreement no DDS/65/413/Pse

between

Sagem Défense Sécurité, coming to SAGEM SA’ rights and obligations under the AGREEMENT, a French corporation having its registered office at 27 rue Leblanc, 75115 Paris, France, represented by Mr. Jean-Paul JAINSKY, as Executive Vice President, Director Sécurity Division of Sagem Défense Sécurité (hereinafter referred to as “SAGEM”),

and

Cross Match Technologies GmbH, the former Smith Heimann Biometrics GmbH, a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Henry STEGER, Vice President International Sales,

(hereinafter referred to as “CMT Jena”),

PREAMBLE

WHEREAS, SAGEM SA and Heimann Biometrics Systems GmbH signed the Agreement no DS/65/413/Pse setting force the terms and conditions relative to the sale of hardware and software described hereinafter of one company to the other on December 30, 1998, (hereinafter referred to as “the AGREEMENT”),

WHEREAS, the AGREEMENT is valid until December 30, 2003 and is automatically renewable for successive one year periods unless one of the party notifies its intention not to renew the AGREEMENT with a six months written notice prior to the date of renewal as defined in article 16.3 of the AGREEMENT,

WHEREAS, SAGEM and SHB signed the Amendment no 10 in December 2004 (hereinafter referred to as “Amendment 10”), which is valid until December 31st, 2005,

WHEREAS, SHB is new registered as Cross Match Technologie GmbH after the merger with Cross Match Technologie Inc./USA and the AGREEMENT has been brought to Sagem Défense Sécurité on May 11, 2005.,

WHEREAS Cross Match agrees to grant Sagem Morpho and Sagem Australasia the conditions applied and described in the AGREEMENT and its amendments

WHEREAS, both Parties confirm that the new registration involve no change to the rights and obligations of any contracts between the Parties.

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 0

SAGEM and CMT Jena agree to modify as follows the article 16.2 of the AGREEMENT: “The term of the AGREEMENT shall commence as of the EFFECTIVE DATE and shall remain valid until 31st, December 2007 unless extended in accordance with article 16.3 of this AGREEMENT.”

SAGEM	CMT Jena

Page 1/6

ARTICLE 1

The Amendment 11 is valid up from signature by both Parties and will expire December 31st, 2007.

ARTICLE 2

The Amendment 11 includes the new products L SCAN 1000T and L SCAN 100R and shows the prices for the other current CMT Jena products, which are valid up from January 1st 2006.

ARTICLE 3

Frame Order for [****] Palm Scanner products LITE-Ue CE or L SCAN 1000P K2 CE

SAGEM commits to order from CMT Jena at least a total of [****] Palm Scanner products at the following prices in accordance to the terms of the AGREEMENT.

	Description of the product	Frame Order Price
1	LITE-Ue CE LITE-Ue scanner block with IEEE interface IEEE interface cable to PC* Software license for CMT Jena “CAPTURE_ESSENTIALS” software	[****]

2	L SCAN 1000P K2 CE LSCAN 1000P K2 scanner block with IEEE 1394 interface IEEE 1394 interface cable to PC Software license for CMT Jena “CAPTURE_ESSENTIALS” software	[****] [****] [****] Counted based on all palm scanner products ordered

3	Palm Scan Suitcase Transport case for portable use of LITE-Ue and L SCAN 1000P K2	[****]

*	If SAGEM will use IEEE cable to laptop, they have to note in theirs PO the remark “with CAB/IEEE/LT”.

SAGEM will issue valid Purchase Orders to release the shipment of the specified Products to be delivered according to the definition in ARTICLE 12. CMT Jena will confirm Purchase Orders in writing.

SAGEM shall send to CMT Jena in the first week of each semester a rolling forecast including the expected ordered quantities per product for the next 6 months.

At the end of the frame order period, CMT Jena shall summarize the total number of Palm Scanner products, ordered by SAGEM.

•	If the quantity ordered is higher or equal to [****] then SAGEM has fulfilled the frame order.

•

If the quantity ordered is less than [****], then SAGEM must pay at the end of the frame order period a sum corresponding to [****] of the unit price of the Palm Scan product for each product of the Frame Order not ordered (i.e. [****] less the products ordered by the end of the frame order).

SAGEM	CMT Jena

Page 2/6

ARTICLE 4

Frame Order for 180 LITE CABINET products

SAGEM commits to order from CMT Jena at least a total of [****] LITE CABINET products at the following prices to the terms of the AGREEMENT.

	Description of the product	Frame Order Price
4	LITE CABINET Cabinet for the LITE-Ue, L SCAN 1000P K2 or LITE-Xe with 17” TFT screen, integrated cabel set and foot pedal, (no different between 230V and 115V)	[****]
LITE CABINET Options:
5	LITE CAB Touch Screen	[****]
6	LITE CAB Mugshoot Arm	[****]
7	LITE CAB Bracket, 1 pair, more in Exhibit 1	[****]

SAGEM will issue valid Purchase Orders to release the shipment of the specified Products to be delivered according to the definition in ARTICLE 12. CMT Jena will confirm Purchase Orders in writing.

At the end of the frame order period, CMT Jena shall summarize the total number of Products ordered by SAGEM (including its subsidiaries).

•	If the quantity ordered is higher or equal to [****], then SAGEM has fulfilled the frame order.

•

If the quantity ordered is less than [****], then SAGEM agrees to pay at the end of the frame order period a sum of [****] of the unit price of the LITE CABINET product for each LITE CABINET product not ordered by the end of the frame order.

ARTICLE 5

Frame Order for [****] products LITE-Xe CE and LSCAN100T CE

SAGEM commits to order from CMT Jena at least a total of [****] LITE-Xe CE products up from the date of signature of this document to the term of the AGREEMENT.

	Description of the product	Frame Order Price
8	LITE-Xe CE	[****]
LITE-Xe scanner block with IEEE interface Interface cable to PC*
Software license for CMT Jena “CAPTURE_ESSENTIALS” software
9	LITE-Xe Suitcase	[****]
Transport case for portable use of LITE-Xe
10	L SCAN 1000T CE
	L SCAN 1000T scanner block with IEEE interface	[****]
IEEE interface cable to PC*
Power supply with EU power cable
Foot switch FSW6
Software license for CMT Jena “CAPTURE_ESSENTIALS” software

SAGEM	CMT Jena

Page 3/6

*	If SAGEM will use IEEE cable to laptop, they have to note in theirs PO the remark “with CAB/IEEE/LT”.

SAGEM will issue valid Purchase Orders to release the shipment of the specified Products to be delivered according to the definition in ARTICLE 12. CMT Jena will confirm Purchase Orders in writing.

SAGEM shall send to CMT Jena in the first week of each semester a rolling forecast including the expected ordered quantities per product for the next 6 months.

If the quantity ordered is less than [****], then SAGEM must pay at the end of the frame order period a sum corresponding to [****] of the price of the LITE-Xe CE product for each product not ordered (i.e. [****] less the products ordered by the end of the frame order).

ARTICLE 6

Orders for LS2/CHECK CE

	Description of the product	Price per piece by order:
11	LS2/CHECK CE	[****]
	LS2/CHECK scanner block with IEEE 1394 interface and power	[****]
	supply	[****]
	IEEE 1394 interface cable to PC*	[****]
	Software license for CMT Jena “CAPTURE_ESSENTIALS” software	[****]

*	If SAGEM will use IEEE cable to laptop, they have to note in theirs PO the remark “with CAB/IEEE/LT”.

ARTICLE 7

Orders for L SCAN 100 CE

	Description of the product	Price per piece by order:
12	L SCAN 100 CE	[****]
	L SCAN 100 single finger scanner with USB 2.0 interface	[****]
USB cable
Quick snap desk holder
Software license for CMT Jena “CAPTURE_ESSENTIALS” software

ARTICLE 8

Orders for L SCAN 100R CE

	Description of the product	Price per piece by order:
13	L SCAN 100R CE	[****]
	L SCAN 100R single finger scanner with USB 2.0 interface	[****]
	USB cable	[****]
	Quick snap desk holder	[****]
Software license for CMT Jena “CAPTURE_ESSENTIALS” software

SAGEM	CMT Jena

Page 4/6

*	If SAGEM will use IEEE cable to laptop, they have to note in theirs PO the remark “with CAB/IEEE/LT”.

ARTICLE 9

Additional items:

	Description of the product	Price
14	LITE FSW 4* Foot switch for LITE-Ue, L SCAN 1000P K2 or LITE-Xe	[****]

16	LS1_CARDPRINT_SERVER regular runtime license	[****]

*	A PO for foot switches is applicable if the LITE products or the L SCAN 1000P K2 are used as desktop systems without cabinet.

The prices are valid independent from the ordered quantity.

ARTICLE 10

For the SAGEM in France the payment period is sixty (60) days after date of invoice, and for SAGEM subsidiaries SMI and SAGEM Australasia the payment period remains thirty (30) days. Their order price is included in the price table, Exhibit 1 to this Amendment.

ARTICLE 11

For the products mentioned in ARTICLES above of this amendment the following terms and conditions are applicable.

Terms of delivery:	For LITE and L SCAN products
Ex Work CMT Jena /Incoterms 2000

	• max. 10 pieces	lead time 4 weeks A.R.O.,

	• max. 25 pieces per month	lead time 8 weeks A.R.O.,

	• max. 25 pieces per week	lead time 16 weeks A.R.O.

For LITE CABINET product

Ex Work CMT Jena /Incoterms 2000

	• max. 10 pieces	lead time 6 weeks A.R.O.,

	• max. 25 pieces per month	lead time 10 weeks A.R.O.,

	• max. 25 pieces per week	lead time 18 weeks A.R.O.,

This delivery time will be valid only in the event that SAGEM has fulfilled its obligations regarding a rolling forecast, included in ARTICLES 4 and 6. If SAGEM does not send a forecast in time, the lead-time can increase by two (2) weeks.

SAGEM	CMT Jena

Page 5/6

ARTICLE 12

In case of project orders SAGEM is able to order smaller quantities of products (in maximum 15% of the ordered project volume) for the project price in a time range of three (3) months after the last delivery of the project volume.

ARTICLE 13

This Amendment 11 includes one attachment (Exhibit 1 to the Amendment 11), which includes the price table with the current prices in €.

ARTICLE 14

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and its valid Amendments remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this EXHIBIT to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and behalf of	For and behalf of

SAGEM DÉFENSE SEĆURITÉ	Cross Match Technologies GmbH

Jean Paul JAINSKY Executive Vice President ,Director Security Division	Henry STEGER Vice President International Sales
Date:	Date:

Attachment:

Exhibit 1: Price table for Amendment 11

SAGEM	CMT Jena

Page 6/6

Conditions for SAGEM, valid up from date of signature Amendment 11 until December 31st, 2007 prices in €

no.	Description of the product	Order price SAGEM (60 days) in €	Order Price SMI / SAGEM Austr.(30 days) in €	Article SAGEM	Description SMI	order code SHB
	Frame order about [****] pcs. Palm Scanner
1	LITE-Ue CE	[****]	[****]		2202-129004-0	10022
2	L SCAN 1000P K2 CE					10412
	[****]	[****]	[****]
	[****]	[****]	[****]
3	Palm Scan Suitcase	[****]	[****]			10119
	Frame order about [****] pcs. LITE CABINET
4	LITE CABINET	[****]	[****]		6301-129000-0	10161
	LITE CABINET OPTIONS
5	LITE CAB Touch Screen	[****]	[****]		2406-129000-0	10309
6	LITE CAB Mugshoot Arm	[****]	[****]		5001-129000-0	10310
7	LITE CAB Bracket					10312
	1 pcs.	[****]	[****]
	10 pcs.	[****]	[****]
	20 pcs.	[****]	[****]
	Frame order about [****] pcs. Tentprint Scanner
8	LITE-Xe CE	[****]	[****]		2202-129003-2	10284
9	LITE-Xe Suitcase	[****]	[****]		0799-129000-1	10142
10	L SCAN 1000T CE	[****]	[****]			10421

	Orders for LS2/CHECK CE
11	LS2/CHECK CE			18813247-6	2202-129005-0	10096
	up from [****] pcs.	[****]	[****]

no.	Description of the product	Order price SAGEM (60 days) in €	Order Price SMI / SAGEM Austr.(30 days) in €	Article SAGEM	Description SMI	order code SHB
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
Orders for L SCAN 100 CE
12	L SCAN 100 CE					10297
	[****]	[****]	[****]

Orders for L SCAN 100R CE
13	L SCAN 100R CE					10302
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]

Additional items
16	LITE FSW4	[****]	[****]		1002-129000-1	10303
17	LS1 CARDPRINT SERVER	[****]	[****]	187742707-01	7004-900002-0	10052

Amendment No. 12

to the Agreement No. DDS/65/413/Pse

between

Sagem Défense Sécurité a French corporation having its registered office at 27 rues Leblanc, 75115 Paris, France, together with its subsidiaries SAGEM Morpho Inc./USA, SAGEM South Africa and SAGEM Australasia/Australia, represented by Mr. Jean-Paul JAINSKY, Executive Vice President, Director Security Division of Sagem Défense Sécurité (hereinafter referred to as “SAGEM”), and

Cross Match Technologies GmbH a German corporation having its registered office at Unstrutweg 4, 07743 Jena, Germany, represented by Gerhart Ernst, Managing Director, and Henry STEGER, Senior Vice President International Sales and Marketing, (hereinafter referred to as “CMT Jena”),

PREAMBLE

WHEREAS, SAGEM SA and CMT Jena (as successor in interest to Heimann Biometrics Systems GmbH) signed the Agreement No. DS/65/413/Pse dated December 30, 1998 setting forth the terms and conditions relative to the sale of hardware and software of certain products (hereinafter referred to as (“AGREEMENT”);

WHEREAS, SAGEM and CMT Jena signed the Amendment No. 11 in May 2006 (hereinafter referred to as “Amendment 11”), which extended the Agreement until December 31st, 2007;

WHEREAS, CMT Jena has notified SAGEM that it will discontinue the products LITE-Xe and LS2/CHECK, and has introduced their new substitute products Guardian and Guardian Ro to the market;

WHEREAS, SAGEM has agreed to purchase the new products as provided herein;

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1

Effective as of this 23rd day of February, 2007 (“Effective Date”), SAGEM and CMT Jena agree to modify as follows the article 16.2 of the AGREEMENT: “The term of the AGREEMENT shall commence as of the EFFECTIVE DATE and shall remain valid until 31 December 2010 unless extended in accordance with article 16.3 of this AGREEMENT.”

SAGEM	CMT Jena

ARTICLE 2

This Amendment 12 includes prices for new CMT Jena products Guardian, Guardian USB and Guardian Ro and other current CMT Jena products. All prices set forth in this Amendment No. 12 shall be valid from the Effective Date of this Amendment until 31 December 2010.

ARTICLE 3

Frame Order for[****] Palm Scanner products LITE-Ue CE or L SCAN 1000P K2 CE

SAGEM shall order from CMT Jena at least [****] Palm Scanner products during the Frame Order Period at the following prices:

	Description of the product	Frame Order Price
1	LITE-Ue CE	[****]
LITE-Ue scanner block with IEEE interface IEEE interface cable to PC* Software license for CMT Jena “CAPTURE_ESSENTIALS” software
2	L SCAN 1000P K2 CE	[****]
LSCAN 1000P K2 scanner block with IEEE 1394 interface IEEE 1394 interface cable to PC Software license for CMT Jena “CAPTURE_ESSENTIALS” Software
3	Palm Scan Suitcase	[****]
Transport case for portable use of LITE-Ue and L SCAN 1000P K2

*	If SAGEM uses IEEE cable to laptop, the Purchase Order must note the remark “with CAB/IEEE/LT”.

The prices above apply to all Purchase Orders up to [****] pieces.

SAGEM will issue valid Purchase Orders to release the shipment of the specified Products to be delivered as provided in ARTICLE 11. CMT Jena will confirm Purchase Orders in writing.

SAGEM shall send to CMT Jena in the first week of each calendar quarter a rolling forecast including the expected ordered quantities per product for the next six months.

At the end of the Frame Order Period (hereinafter defined as the period beginning on the Effective Date and ending December 31, 2010), CMT Jena shall calculate the total number of Palm Scanner products ordered by SAGEM.

•	If the quantity ordered is equal to [****] then SAGEM has fulfilled the frame order. Up from [****] units the Parties agree to open a new negotiation.

•

If the quantity ordered is less than [****], then SAGEM must pay at the end of the Frame Order Period a sum equal to [****] of the unit price of the Palm Scan product for each product of the Frame Order not ordered (i.e. [****] less the products ordered by the end of the frame order).

SAGEM	CMT Jena

ARTICLE 4

Frame Order for [****] LITE CABINET products

SAGEM shall order from CMT Jena at least [****] LITE CABINET products over the term of this Amendment at the following prices:

	Description of the product	Frame Order Price
4	LITE CABINET Cabinet for the LITE-Ue or L SCAN 1000P K2 with 17” TFT screen, integrated cabel set and foot pedal, (no different between 230V and 115V)	[****]
LITE CABINET Options:
5	LITE CAB Touch Screen	[****]
6	LITE CAB Mugshoot Arm	[****]
7	LITE CAB Bracket, 1 pair, more in Exhibit 1	[****]

The prices above apply to all Purchase Orders up to [****] pieces.

SAGEM will issue valid Purchase Orders to release the shipment of the specified Products to be delivered as provided in ARTICLE 11. CMT Jena will confirm Purchase Orders in writing.

SAGEM shall send to CMT Jena in the first week of each calendar quarter a rolling forecast including the expected ordered quantities per product for the next 6 months.

At the end of the Frame Order Period, CMT Jena shall calculate the total number of Products ordered by SAGEM.

•	If the quantity ordered is equal to [****], then SAGEM has fulfilled the frame order. Up from [****] units the Parties agree to open a new negotiation

•

If the quantity ordered is less than [****], then SAGEM agrees to pay at the end of the Frame Order Period a sum of [****] of the unit price of the LITE CABINET product for each LITE CABINET product not ordered by the end of the frame order.

ARTICLE 5

Quantity order for Tenprint Scanner products L SCAN 1000T CE

	Description of the product	Price per quantity
8

L SCAN 1000T CE

L SCAN I 000T scanner block with IEEE interface

IEEE interface cable to PC*

Power supply with EU power cable

Foot switch FSW6

Software license for CMT Jena “CAPTURE_ESSENTIALS” software

[****] [****] [****]

*	If SAGEM uses IEEE cable to laptop, the Purchase Order must note the remark “with CAB/IEEE/LT”.

SAGEM	CMT Jena

ARTICLE 6

Quantity order for L SCAN Guardians

	Description of the product	Price per quantity:
9	L SCAN Guardian LS Guardian scanner block for flat capturing with mounting base and IEEE 1394 interface IEEE 1394 interface cable to PC* Software license for CMT Jena “LSCAN_ESSENTIALS” software	[****] [****] [****]
10	L SCAN Guardian USB LSE Guardian scanner block for flat capturing with mounting base and USB 2.0 interface USB 2.0 interface cable Software license for CMT Jena “LSCAN_ESSENTIALS” software	[****] [****] [****]
11

L SCAN Guardian Ro LSE

Guardian scanner block for flat and rolled capturing with

mounting base and IEEE 1394 interface

IEEE 1394 interface cable to PC*

Software license for CMT Jena “LSCAN_ESSENTIALS” software

[****] [****] [****]
12

L SCAN Guardian USB Ro LSE

Guardian scanner block for flat and rolled capturing with

mounting base and USB 2.0 interface

USB 2.0 interface cable

Software license for CMT Jena “LSCAN_ESSENTIALS” software

[****] [****] [****]
13

L SCAN Guardian AC LSE Guardian scanner block for flat

capturing with mounting base and IEEE 1394 interface

IEEE 1394 interface cable to PC*

AutoCapture functionality

Software license for CMT Jena “LSCAN_ESSENTIALS” software

[****] [****] [****]
14

L SCAN Guardian USB AC LSE

Guardian scanner block for flat capturing with mounting

base and USB 2.0 interface

USB 2.0 interface cable

AutoCapture functionality

Software license for CMT Jena “LSCAN_ESSENTIALS” software

[****] [****] [****]
15

L SCAN Guardian Ro AC LSE

Guardian scanner block for flat and rolled capturing with

mounting base and IEEE 1394 interface

IEEE 1394 interface cable to PC*

AutoCapture functionality

Software license for CMT Jena “LSCAN_ESSENTIALS” Software

[****] [****] [****]

*	If SAGEM uses IEEE cable to laptop, the Purchase Order must note the remark “with CAB/IEEE/LT”.

SAGEM	CMT Jena

ARTICLE 7

Orders for L SCAN 100 CE

The following prices apply to the products listed below during the term of the Agreement:

	Description of the product	Price per piece by order:
16	L SCAN 100 CE L SCAN 100 single finger scanner with USB 2.0 interface USB cable Quick snap desk holder Software license for CMT Jena “CAPTURE_ESSENTIALS” software	[****] [****]

ARTICLE 8

Orders for L SCAN 100R CE

The following prices apply to the products listed below during the term of the Agreement:

	Description of the product	Price per piece by order:
17	L SCAN 100R CE L SCAN 100R single finger scanner with USB 2.0 interface USB cable Quick snap desk holder Software license for CMT Jena “CAPTURE_ESSENTIALS” software	[****] [****] [****] [****]

ARTICLE 9

The following prices apply to the products listed below during the term of the Agreement:

	Description of the product	Price per piece
18	LITE FSW 4* Foot switch for LITE-Ue or L SCAN 1000P K2	[****]
19	LS1_CARDPRINT SERVER Regular runtime license	[****]
20	KIT, Supply-Guardian 20 silicone pads, 20 tape cleaner pads, 2 microfiber cloth	[****]
21	KIT, Small Supply-Guardian 5 silicone pads, 5 tape cleaner pads, 2 microfiber cloth	[****]

*	A PO for foot switches is applicable if the LITE products or the L SCAN 1000P K2 are used as desktop systems without cabinet.

The prices are valid independent from the ordered quantity.

ARTICLE 10

For SAGEM (France) the payment period is 60 calendar days after date of invoice. For the SAGEM subsidiaries SAGEM Morpho Inc./USA, SAGEM South Africa and SAGEM Australasia the payment period is thirty (30) calendar days after date of invoice. The order prices for each of the SAGEM subsidiaries are included in the price table, Exhibit 1 to this Amendment.

SAGEM	CMT Jena

ARTICLE 11

For all products ordered as provided herein the following terms and conditions are applicable.

Terms of delivery:	Ex Works (EXW) CMT Jena/Incoterms 2000

Lead time:	For LITE and L SCAN products
	• max. 10 pieces	lead time 4 weeks A.R.O.,
	• max. 25 pieces per month	lead time 8 weeks A.R.O.,
	• max. 25 pieces per week	lead time 16 weeks A.R.O.,

For LITE CABINET products
	• max. 10 pieces	lead time 6 weeks A.R.O.,
	• max. 25 pieces per month	lead time 10 weeks A.R.O.,
	• max. 25 pieces per week	lead time 18 weeks A.R.O.,

The delivery time is valid for the accumulated number of each particular product ordered but not delivered. SAGEM has the right to prioritise individual purchase orders in terms of the sequence of delivery.

This delivery time will be valid only in the event that SAGEM has fulfilled its obligations regarding a rolling forecast, included in ARTICLES 3 and 4.

If CMT Jena is responsible for a delay in terms of the delivery date and SAGEM demonstrably suffers a loss therefrom, SAGEM may claim a compensation as liquidated damages of 0.5% for every completed week of Delay, but in no case more than a total of 5% of the price of that part of order volume, which because of the Delay could not be put to the intended use. Notwithstanding the foregoing, CMT Jena shall not be liable for any delay which is due to any cause beyond Force Major.

ARTICLE 12

During the Term, SAGEM and CMT Jena may enter into separate agreements concerning SAGEM’s issuance of purchase orders in connection with specific and discrete projects (each, a “Project Order”). The parties may agree in writing to special pricing for such Project Order(s) (the “Project Order Price”). Each Project Order shall expressly state the quantity of units (the “Project Unit Volume”), the Project Order Price and the applicable project time (the “Project Term”). At any time prior to the date three months after the expiration or termination of the Project Term, SAGEM may order an additional 15% of the Project Unit Volume at the Project Order Price; provided, however, that the project name must be included in the purchase order.

SAGEM	CMT Jena

ARTICLE 13

This Amendment 12 includes one attachment (Exhibit 1 to the Amendment 12), which includes the price table with the current prices in €.

ARTICLE 14

This Amendment 12 supercedes Amendment 11 in its entirety.

ARTICLE 15

Unless modified by this Amendment, all articles and exhibits of the AGREEMENT and its valid Amendments remain in full force and effect. If the terms and conditions of this Amendment No. 12 conflict with any term in the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 12 to be duly executed by their authorized representatives, in duplicate originals as of the day and year written hereunder.

For and behalf of	For and behalf of
SAGEM DÉFENSE SÉCURITÉ	Cross Match Technologies GmbH
Jean Paul JAINSKY Executive Vice President, Director Security Division	Gerhart ERNST Managing Director	Henry STEGER Prokurist
Date: 30/3/2007	Date:

23.2.2007

Attachment:

Exhibit 1: Price table for Amendment 12

SAGEM	CMT Jena

Conditions for SAGEM, valid up from date of effectiveness of Amendment 12 until December 31st, 2010 prices in €

no.	Description of the product	Order price per piece SAGEM (60 days) in €	Order Price per piece SMI/USA, SAGEM/AU, SAGEM/ZA (30 days) in €	Article SAGEM	Description SMI	order code CMT
	Frame order about [****] pcs. Palm Scanner
1	LITE-Ue CE	[****]	[****]		2202-129004-0	10022
2	L SCAN 1000P K2 CE	[****]	[****]			10412
3	Palm Scan Suitcase	[****]	[****]			10119
	Frame order about [****] pcs. LITE CABINET
4	LITE CABINET	[****]	[****]		6301-129000-0	10161
	LITE CABINET OPTIONS
5	LITE CAB Touch Screen	[****]	[****]		2406-129000-0	10309
6	LITE CAB Mugshoot Arm	[****]	[****]		5001-129000-0	10310
7	LITE CAB Bracket					10312
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	Orders L SCAN 1000T
8	L SCAN 1000T CE				2202-129003-2	10421
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	Orders L SCAN Guardian
9	Guardian LSE					10448
	[****]	[****]	[****]
	[****]	[****]	[****]
10	Guardian USB LSE					10456
	[****]	[****]	[****]
	[****]	[****]	[****]
11	Guardian Ro LSE					10450
	[****]	[****]	[****]
	[****]	[****]	[****]
12	Guardian USB Ro LSE					10242
	[****]	[****]	[****]
	[****]	[****]	[****]
13	Guardian AC LSE					10449
	[****]	[****]	[****]
	[****]	[****]	[****]
14	Guardian USB AC LSE					10452
	[****]	[****]	[****]
	[****]	[****]	[****]
15	Guardian Ro AC LSE					10451
	[****]	[****]	[****]
	[****]	[****]	[****]
	Orders for L SCAN 100 CE
16	L SCAN 100 CE					10297
	[****]	[****]	[****]
	Orders for L SCAN 100R CE
17	L SCAN 100R CE					10302
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	Additional Items
18	LITE FSW4	[****]	[****]		1002-129000-1	10303
19	LS1_CARDPRINT_SERVER	[****]	[****]	187742707-01	7004-900002-0	10052
20	KIT, Supply-Guardian	[****]	[****]			110071
21	KIT, Small Supply-Guardian	[****]	[****]			110072